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PROSPECTUS

Protective Preserver
Single Premium Plus

Issued by: PROTECTIVE LIFE INSURANCE COMPANY
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone (800) 265-1545

        This prospectus describes the the Protective Preserver, an individual modified single premium variable and fixed life insurance policy (the "Policy") for individuals and certain groups. Protective Life Insurance Company ("Protective") issues the Policy. Please read the prospectus carefully before you invest.

        This prospectus also describes the Protective Single Premium Plus (also known as The Protective SPVL in some states) which was offered by Protective in most states prior to the date of this prospectus and which will continue to be offered in certain states until approval is received for the sale of the Premiere Preserver policy in such state. References in this prospectus to the Policy will also refer to the Single Premium Plus unless the context otherwise requires.

        The Policy is designed to provide insurance protection on the life of the insured individual named in the Policy.

        The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Tax Considerations". A loan, distribution, or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

        Generally, the minimum initial premium accepted by Protective is $10,000. Protective reserves the right to allocate the initial premium to the Oppenheimer Money Fund Sub-Account or to the Fixed Account during the Cancellation Period. At the end of the Cancellation Period, any amount so allocated will be transferred to the Funds specified in the Owner's application.

        The Policy Value of the life insurance policy will fluctuate with the investment performance of the investment options you select. Two Fixed Accounts are also available.

        The Owner may, within limits, allocate premium and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective's general account (the "Guaranteed Account"). The prospectuses for the investment funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. You bear the entire investment risk for Policy Value allocated to a Sub-Account. The Policy has no guaranteed minimum Surrender Value except for amounts allocated to the Fixed Account and the DCA Fixed Account. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Van Kampen Life Investment Trust, MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Fidelity® Variable Insurance Products Funds and Lord Abbett Series Fund, Inc.

        It may not be advantageous to replace existing insurance with this Policy or to use proceeds from any existing insurance to purchase this Policy. Additional fees and charges may apply. Within certain limits, you may return the Policy.

          Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy other than those arising under the federal securities laws through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes. See "Arbitration".

        These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

      This Policy may not be available for sale in all states.

        An investment in the Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Policy Federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Policy involves certain risks, including the loss of premium payments (principal).

The date of this prospectus is May 1, 2002

PROSPECTUS CONTENTS

Policy Loans	26
- General	26
- Impact on Lapse Protection Rider	26
- Loan Collateral	26
- Loan Repayment	27
- Interest	27
- Non-Payment of Policy Loan	27
- Effect of a Policy Loan	28
Death Benefit Proceeds	28
- Calculation of Death Benefit Proceeds	28
- Death Benefit	28
- Increasing the Face Amount	28
- Impact on Lapse Protection Rider	29
- Decreasing the Face Amount	29
Settlement Options	29
- Minimum Amounts	29
- Other Requirements	29
The Guaranteed Account	30
The Guaranteed Account	30
Interest Credited on Guaranteed Account	30
Guaranteed Account Value	30
Payments from the Guaranteed Account	31
Charges and Deductions	31
Monthly Deductions	31
- Cost of Insurance Charge	31
- Cost of Insurance Rates — General	32
- Cost of Insurance Rates — Protective Preserver	32
- Cost of Insurance Rates — Protective Single Premium Plus	32
- Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits	32
- Monthly Policy Expense Charge	32
- Mortality and Expense Risk Charge	33
- Supplemental Rider Charges	33
- Lapse Protection Rider	33
- Comprehensive Long-Term Care Accelerated Death Benefit Rider	33
Annual Maintenance Fee	33
Transfer Fee	33
Surrender Charge (Contingent Deferred Sales Charges) and Premium Tax Recovery Charge	33
Fund Expenses	34
Exchange Privilege	34
Effect of the Exchange Offer	36
- Tax Matters	36
- Sales Commissions	36
Illustrations of Policy Values, Surrender Values, Death Benefits and Accumulated Premium Payments	37
Protective Preserver	38
Protective Single Premium Plus	42
Other Policy Benefits and Provisions	46
Limits on Rights to Contest the Policy	46
- Incontestability	46
- Suicide Exclusion	46
Changes in the Policy or Benefits	46
- Misstatement of Age or Sex	46
- Other Changes	46
Suspension or Delay of Payments	46
Reports to Policy Owners	46
Assignment	47

Arbitration	47
Supplemental Riders and Endorsements	47
Supplemental Riders	47
- Comprehensive Long-Term Care Accelerated Death Benefit Rider	47
- Tax Consequences of the ADBR	48
- Amount of the Accelerated Death Benefit	48
- Conditions for Receipt of the Accelerated Death Benefit	48
- Operation of the ADBR	48
- Effect on Existing Policy	48
- Lapse Protection Rider	48
Endorsements	49
Reinsurance	49
Uses of the Policy	49
Tax Considerations	49
Introduction	49
Tax Status of Protective	50
Taxation of Life Insurance Policies	50
- Tax Status of the Policy	50
— Diversification Requirements	50
— Ownership Treatment	50
- Tax Treatment of Life Insurance Death Benefit Proceeds	51
- Tax Deferral During Accumulation Period	51
Policies Which Are MEC's	51
— Characterization of a Policy as a MEC	51
— Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs	52
— Penalty Tax	52
— Aggregation of Policies	52
— Constructive Receipt Issues	52
Policies Which Are Not MEC's	52
— Tax Treatment of Withdrawals Generally	52
— Certain Distributions Required by the Tax Law in the First 15 Policy Years	52
— Tax Treatment of Loans	53
Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider	53
Actions to Ensure Compliance with the Tax Law	53
Other Considerations	53
Disallowance of Interest Deductions	53
Federal Income Tax Withholding	54
Other Information About the Policies and Protective	54
Sale of the Policies	54
Corporate Purchasers	54
Protective Directors and Executive Officers	55
State Regulation	56
Additional Information	56
Independent Accountants	56
Experts	57
IMSA	57
Legal Matters	57
Financial Statements	57
Independent Accountants
Index to Financial Statements	F-1
Appendices
A-Example of Death Benefit Computations	A-1
B-Annual Fund Expense	B-1

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

DEFINITIONS OF TERMS

"'We," "us," "our," "Protective," and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Annual Withdrawal Amount  —  An annual amount you may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge.

Attained Age  —  The Insured's age as of the last birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period  —  Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value  —  Policy Value minus any applicable surrender charge and premium tax recovery charge.

DCA Fixed Account  —  Part of Protective's General Account. Only premium payments may be allocated to this account, which is available only in connection with dollar cost averaging. No transfers may be made to the DCA Fixed Account from other allocation options.

Death Benefit  —  The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Proceeds  —  The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider and (3) unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount  —  A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

Fixed Account  —  Part of Protective's general account to or from which Policy Value may be transferred and into which premiums may be allocated under a Policy.

Fixed Account Value  —  The Policy Value in the Fixed Account.

Fund  —  A separate investment portfolio of an open-ended management investment company, or unit investment trust, in which a Sub-Account invests.

Guaranteed Account  —  The Fixed Account, the DCA Fixed Acount and any other account that the Company may offer with interest rate guarantees.

Guaranteed Account Value  —  The Policy Value in the Fixed Account and the DCA Fixed Account.

Home Office  —  2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount  —  The Face Amount on the Policy Effective Date.

Initial Premium  —  The initial premium payment made by the Owner equal to 100% of the Internal Revenue Code Section 7702 Guideline Single Premium for the Face Amount given the Insured's age, sex and underwriting class.

Insured  —  The person whose life is covered by the Policy.

Issue Age  —  The Insured's age as of the last birthday on the Policy Effective Date.

Issue Date  —  The date the Policy is issued.

Lapse  —  Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account  —  An account within Protective's general account to which Guaranteed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Monthly Anniversary Day  —  The same day in each month as the Policy Effective Date.

Monthly Deductions  —  The fees and charges deducted monthly based on the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Policy Anniversary  —  The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt  —  The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date  —  The date shown in the Policy as of which coverage under the Policy begins.

Policy Value  —  The sum of the Variable Account Value, the Guaranteed Account Value, and the Loan Account Value.

Policy Year  —  Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Preferred Loan  —  That portion of the Loan Account up to the amount by which Surrender Value exceeds total premium payments made.

Sub-Account  —  A separate division of the Variable Account. Each Sub-Account invests in a corresponding Fund.

Sub-Account Value  —  The Policy Value in a Sub-Account.

Surrender Value  —  The Cash Value minus any outstanding Policy Debt and any liens made under an accelerated death benefit rider or endorsement.

Valuation Day  —  Each day the New York Stock Exchange and the Home Office are open for business except for a day a Sub-Account's corresponding Fund does not value its shares.

Valuation Period  —  The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account  —  Protective Variable Life Separate Account, a separate investment account of Protective to or from which Policy Value may be transferred and into which premiums may be allocated.

Variable Account Value  —  The sum of all Sub-Account Values.

SUMMARY AND DIAGRAM OF THE POLICY

        The following summary of prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Policy Debt.

        Policy.    In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this prospectus include certificates, unless the context requires otherwise.

        Purpose of the Policy.    The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should evaluate the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

        Comparison with Universal Life Insurance.    The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance: the Owner of a Policy pays premiums for insurance coverage on the person insured; the Policy provides for accumulation of a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime; and the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premiums paid.

        However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may, and the Policy Value will, increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. There is no guaranteed minimum Surrender Value except with respect to Policy Value that is allocated to the Fixed Account and/or the DCA Fixed Account. If Surrender Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse, which means it will terminate without value. (See "Policy Lapse and Reinstatement".) However, if, the Owner purchases an optional Lapse Protection Rider on the Protective Preserver Policy, Protective guarantees that the Policy will not lapse as long as there are no loans or Face Amount increases on the Policy. Some state variations may apply. (See "Policy Lapse and Reinstatement — Lapse Protection Rider"). The Lapse Protection Rider is not available on the Protective Single Premium Plus Policy. If a Policy lapses while loans are outstanding certain amounts may become subject to income tax and a 10% penalty tax. (See "Tax Considerations.")

        Death Benefit.    A level Death Benefit is available under the Policy. Protective guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt or liens and any past due charges) as long as the Surrender Value is sufficient to pay the Monthly Deduction to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

        Protective Preserver — Policy Value Credit.    On the tenth Policy Anniversary, and on each Policy Anniversary thereafter, the Company will make a credit to the Policy Value of a Protective Preserver Policy equal to (1) .50% of the unloaned Policy Value, if the unloaned Policy Value is more than $50,000 and less than $500,000, or (2) 1% of the unloaned Policy Value if the unloaned Policy Value is equal to $500,000 or more. Some state variations may apply. The Policy Value Credit is not available on the Single Premium Plus Policy.

        Illustrations.    Illustrations in this prospectus or illustrations used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

        Tax Considerations.    Protective intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. Except in certain cases described under "Tax Considerations" a Policy will be a "modified endowment contract" for federal tax law. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".

        Cancellation Privilege.    For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege"). In certain states, until the end of this "Cancellation Period," Protective reserves the right to allocate premium payments to the Sub-Account investing in the Oppenheimer Money Fund Sub-Account or to the Fixed Account. (See "Premium Allocations".)

        Owner Inquiries.    If you have any questions, you may write or call Protective's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.

DIAGRAM OF POLICY

PREMIUM PAYMENTS
• The Policy permits you to pay a large single premium and, subject to certain restrictions, additional premium. See page 19 for rules and limits.
• The Policy's minimum Initial Premium is $10,000 subject to the Insured's age, sex and underwriting class, Face Amount selected, and any supplemental riders.
• You direct the allocation of premium payments among 31 Sub-Accounts, the Fixed Account and the DCA Fixed Account. See page 20 for rules and limits on premium allocations.

• The Sub-Accounts invest in corresponding Funds. See pages 13 through 16. Funds available are the PIC Funds, the Van Kampen Funds, the Oppenheimer Funds, the MFS Funds, the Fidelity Funds and the Lord Abbett Funds (as defined below).

•  Interest is credited on amounts allocated to the Fixed Account and the DCA Fixed Account at a minimum guaranteed rate of 4%. See pages 22 and 23 for rules and limits on Fixed Account and the DCA Fixed Account allocations.

***

DEDUCTIONS FROM POLICY VALUE
PROTECTIVE PRESERVER
•  The Monthly Deduction consists of cost of insurance charges, policy expense charges, mortality and expense risk charges and charges for any supplemental riders. See "Monthly Deductions" pages 31 through 33.
•  The current monthly cost of insurance charge is equal to the net amount of risk under the Policy multiplied by the cost of insurance rate for the Insured.
• The monthly policy expense charges are equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount.

DEDUCTIONS FROM POLICY VALUE
PROTECTIVE SINGLE PREMIUM PLUS
•  The Monthly Deduction consists of cost of insurance charges, policy expense charges, mortality and expense risk charges and charges for any supplemental riders. See "Monthly Deductions" pages 31 through 33.
•  The current monthly cost of insurance charge is an asset-based charge equal to .054% multiplied by the Policy Value during Policy Years 1 through 10 and .046% multiplied by the Policy Value during Policy Years 11 and thereafter. This charge is guaranteed not to exceed certain Guaranteed Maximum Monthly Cost of Insurance Rates (as specified in the Policy) per $1,000 of net amount at risk.
• The monthly policy expense charges are equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount.

• The maximum monthly mortality and expense risk charges are equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount, during all Policy Years. In Policy Years 11 and thereafter the monthly mortality and expense risk charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount.
• The maximum monthly mortality and expense risk charges are equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount, during all Policy Years. In Policy Years 11 and thereafter the monthly mortality and expense risk charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount.

• An annual maintenance fee of $35.00 will be deducted from the Policy Value on each Policy Anniversary. The Company currently waives this fee if the Policy Value is equal to or greater than $50,000 as of the Policy Anniversary.
• An annual maintenance fee of $35.00 will be deducted from the Policy Value on each Policy Anniversary. The Company currently waives this fee if the Policy Value is equal to or greater than $50,000 as of the Policy Anniversary.

*** DEDUCTIONS FROM ASSETS
• Investment advisory fees, Fund operating expenses and any applicable distribution and/or service (12b-1) fees are also deducted from the assets of each Fund.

*** POLICY VALUE
• Is the amount in the Sub-Accounts and in the Fixed Account credited to your Policy plus the value held in the general account to secure the Policy Debt.

• Varies from day to day to reflect Sub-Account investment experience, interest credited on any Fixed Account allocations, charges deducted and any other Policy transactions (such as Policy loans, transfers and withdrawals). See "Calculation of Policy Values" page 22. There is no minimum guaranteed Policy Value except with respect to amounts allocated to the Fixed Account and/or the DCA Fixed Account. The Policy may lapse if the Surrender Value is insufficient to cover the Monthly Deductions due. See pages 21 and 31 through 33.

• Can be transferred from the DCA Fixed Account to the Sub-Accounts and the Fixed Account subject to certain restrictions and between and among the Sub-Accounts and the Fixed Account. A transfer fee of $25 may apply if more than 12 transfers are made in a Policy Year. See pages 23 and 24 for rules and limits. Policy loans reduce the amount available for transfers.
• Is the starting point for calculating certain values under a Policy, such as the Cash Value, Surrender Value, and the Death Benefit used to determine Death Benefit Proceeds.

*** CASH BENEFITS	*** DEATH BENEFITS

•  Loans may be taken for amounts up to 90% of the Policy's Cash Value minus any outstanding Policy Debt, at an effective annual interest rate of 6.0%. The portion of a loan equal to the amount, if any, by which the Surrender Value exceeds total Premium Payments made will be considered a preferred loan and will be charged an interest rate not to exceed 4.25%. See pages 26 through 28 for rules and limits on loans, including information regarding carryover loans on the Protective Preserver Policy. A loan will cause the Lapse Protection Rider on the Protective Preserver Policy to terminate.
•  The Policy may be surrendered in full at any time for its Surrender Value. A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.5% of a premium paid is assessed on surrenders during the first 9 Policy Years following each premium payment. See "Surrender Privilege" and "Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge" pages 25, 33 and 34.
•  An Owner may request a withdrawal of the Surrender Value subject to certain restrictions. A declining deferred sales charge of up to 9% and a declining premium tax recovery charge up to 2.5% of a premium payment may be assessed on amounts withdrawn in excess of the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premiums paid. See "Withdrawal Privilege" pages 25 and 26 and pages 31 and 32.
• A variety of settlement options are available. See page 29.

•  Available as lump sum or under a variety of settlement options.
•  For most Policies, the minimum Face Amount is $10,000.
•  Death Benefit is generally equal to the Face Amount. See pages 28 and 29.
•  Flexibility to increase the Face Amount. See pages 28 and 29 for rules and limits. A Face Amount increase will cause the Lapse Protection Rider on the Protective Preserver Policy to terminate.
• Supplemental riders and endorsements may be available. See pages 47 through 49.

EXPENSE TABLE

        The Sub-Accounts invest in corresponding Funds. (See "The Funds" pages 14-16.) The current Funds available and the investment advisory fees and other expenses are as follows:

ANNUAL FUND EXPENSES

        (after certain reimbursements and as percentage of average net assets)

	Management (Advisory) Fees	12b-1 Fees(9)	Other Expenses After Certain Reimbursements(10)	Total Annual Fund Expenses (after certain reimbursements)(10)
Protective Investment Company (PIC) (1)
International Equity Fund	1.10%		0.00%	1.10%
Small Cap Value Fund	0.80%		0.00%	0.80%
Capital Growth Fund	0.80%		0.00%	0.80%
CORESM U.S. Equity Fund	0.80%		0.00%	0.80%
Growth and Income Fund	0.80%		0.00%	0.80%
Global Income Fund	1.10%		0.00%	1.10%
Van Kampen Life Investment Trust (2)
Aggressive Growth Portfolio Class II	0.00%	0.25%	1.02%	1.27%
Emerging Growth Portfolio Class I	0.70%		0.06%	0.76%
Enterprise Portfolio Class I	0.48%		0.12%	0.60%
Comstock Portfolio Class I	0.60%		0.21%	0.81%
Growth and Income Portfolio Class I	0.60%		0.15%	0.75%
MFS® Variable Insurance TrustSM (3, 4)
New Discovery Series	0.90%		0.16%	1.06%
Emerging Growth Series	0.75%		0.12%	0.87%
Research Series	0.75%		0.15%	0.90%
Investors Growth Stock Series	0.75%		0.17%	0.92%
Investors Trust Series	0.75%		0.15%	0.90%
Utilities Series	0.75%		0.18%	0.93%
Total Return Series	0.75%		0.14%	0.89%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA	0.64%		0.04%	0.68%
Global Securities Fund/VA	0.64%		0.06%	0.70%
Capital Appreciation Fund/VA	0.64%		0.04%	0.68%
Main Street Growth & Income Fund/VA	0.68%		0.05%	0.73%
High Income Fund/VA	0.74%		0.05%	0.79%
Strategic Bond Fund/VA (7)	0.74%		0.05%	0.79%
Money Fund/VA	0.45%		0.07%	0.52%
Fidelity® Variable Insurance Products Funds
VIP Index 500 Portfolio, SC (5)	0.24%	0.10%	0.22%	0.56%
VIP Growth Portfolio, SC (6)	0.58%	0.10%	0.10%	0.78%
VIP Contrafund® Portfolio, SC (6)	0.58%	0.10%	0.10%	0.78%
Lord Abbett Series Fund, Inc. (8)
Growth and Income Portfolio	0.50%		0.47%	0.97%
Mid-Cap Value Portfolio	0.75%		0.35%	1.10%
Bond-Debenture Portfolio	0.50%		0.35%	0.85%

        Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002, however, Owners may not allocate any additional premium or transfer Policy Value to these Sub-Accounts. Please see Appendix B for more information.

(1)	The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 2001 were: CORESM U.S. Equity Fund 0.87%, Small Cap Value Fund 0.91%, International Equity Fund 1.37%, Growth and Income Fund 0.87%, Capital Growth Fund 0.86%, and Global Income Fund 1.35%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.
(2)
The Advisor has voluntarily agreed to reimburse the Portfolios for all advisory fees in excess of certain thresholds. This agreement was in effect for the period January 1, 2001 to December 31, 2001 and will continue through the period of January 1, 2002 to December 31, 2002. There is no guarantee that the Advisor will continue the reimbursement beyond December 31, 2002. Absent these reimbursements, the advisory fees would have been 0.75% for the Aggressive Growth Portfolio Class II and 0.50% for the Enterprise Portfolio Class I; the "Other Expenses" would have been 6.95% for the Aggressive Growth Portfolio Class II and 0.12% for the Enterprise Portfolio Class I.
(3)
MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each series' "Other Expenses" (after taking into account the expense offset arrangement described in Note 4 below), do not exceed the following percentages of the average daily net assets of these series during the current fiscal year: 0.15% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.
(4)
Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 1.05% for the New Discovery Series; 0.86% for the Emerging Growth Series, 0.89% for the Research Series; 0.89% for the Investors Trust Series, 0.90% for the Investors Growth Stock Series; 0.88% for the Total Return Series, and 0.92% for the Utilities Series.
(5)
The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.38%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.24%, 0.04% and 0.38%, respectively.
(6)
Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of univested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details. Expenses shown in table are without reimbursements.
(7)
Oppenheimer Funds, Inc. will reduce the management fee by 0.10% as long as the fund's trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the manager at any time.
(8)
The Mid-Cap Value, Growth and Income and Bond-Debenture Portfolios have each established non-12b-1 service fee arrangements which are reflected under "Other Expenses". The information in the chart above relating to the Mid-Cap Value and Bond-Debenture Portfolios has been restated to reflect the fees and expenses that will be applicable during 2002. For the year 2001, Lord, Abbett & Co. (Lord Abbett), voluntarily waived a portion of its management fees for the Mid-Cap Value Portfolio and subsidized a portion of the Portfolios' expenses to the extent necessary to maintain the "Other Expenses" for the Mid-Cap Value and Bond-Debenture Portfolios at an aggregate of 0.35% of each Portfolio's average daily net assets. Absent any waivers and reimbursements the total annual gross expenses for the Mid-Cap Value Portfolio would have been 1.20% for the year 2001. Absent any reimbursements the total annual gross expenses for the Bond- Debenture Portfolio would have been 0.33% on an unannualized basis for the period December 3, 2001 (commencement of operations) through December 31, 2001. For the year 2002, Lord Abbett does not intend to waive its management fees for the Mid-Cap Value Portfolio but has contractually agreed to continue to reimburse a portion of the Mid-Cap Value and Bond-Debenture Portfolios' expenses to the extent necessary to maintain the "Other Expenses" for the Mid-Cap Value and Bond-Debenture Portfolios at an aggregate of 0.35% of each Portfolio's average daily net assets.
(9)
The 12b-1 fees deducted from the 12b-1 classes of these Funds covers certain distribution and shareholder support services provided by the companies selling contracts investing in those funds. The portion of the 12b-1 fees assessed against the Variable Account's assets invested in the Funds will be remitted to Investment Distributors, Inc., the principal underwriter for the Policies. Because distribution and/or service (12b-1) fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(10)	Expenses shown after reimbursements except as indicated in the accompanying footnotes.

        The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 2001 to December 31, 2001. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each of the Funds, which accompany this prospectus.

GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
THE VARIABLE ACCOUNT AND THE FUNDS

Protective Life Insurance Company

        Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2001, Protective had total assets of approximately $19.6 billion. Protective is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $19.7 billion at December 31, 2001.

Protective Variable Life Separate Account

        Protective Variable Life Separate Account is a separate investment account of Protective established under Tennessee law by the board of directors of Protective on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices or the Variable Account.

        Protective owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective's general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective conducts. Protective may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies and other variable life insurance policies issued by Protective). Protective may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective is obligated to pay all benefits provided under the Policies.

        The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

        As of the date of this prospectus, thirty-one Sub-Accounts of the Variable Account are available under the Policies: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORE U.S. Equity; PIC Growth and Income; PIC Global Income; Van Kampen Aggressive Growth Class II; Van Kampen Emerging Growth Class I; Van Kampen Enterprise Class I; Van Kampen Comstock Class I; Van Kampen Growth and Income Class I; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Investors Growth Stock; MFS Investors Trust; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities; Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Fidelity VIP Index 500, SC; Fidelity VIP Growth, SC; Fidelity VIP Contrafund®, SC; Lord Abbett Growth and Income; Lord Abbett Mid-Cap Value; and Lord Abbett Bond-Debenture.

        Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002. Please see Appendix B for more information.

The Funds

        Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company (the "PIC Funds") managed by Protective Investment Advisors, Inc. and subadvised by Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management, Inc.; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM (the "MFS Funds") managed by MFS Investment Management; Lord Abbett Series Fund, Inc. (the "Lord Abbett Funds") managed by Lord, Abbett & Co. or Fidelity® Variable Insurance Products Funds (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by Bankers Trust Company, in the case of the Fidelity VIP Index 500 Portfolio, SC, and FMR Co., Inc. in the case of the Fidelity VIP Growth Portfolio, SC and Fidelity VIP Contrafund® Portfolio, SC. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

        There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Protective Investment Company (PIC)

        International Equity Fund.    This Fund seeks long-term capital appreciation. This Fund pursues its objective by investing, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

        Small Cap Value Fund.    This Fund seeks to provide long-term growth of capital. The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its total net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment currently between $12 million and $3 billion.

        Capital Growth Fund.    This Fund seeks long-term growth of capital. The Fund pursues its investment objective by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

        CORE U.S. Equity Fund.    This Fund seeks long-term growth of capital and dividend income. The Fund pursues its investment objective by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments of U.S. issuers, including foreign countries that are traded in the United States. The Fund's investments are selected using a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index.

        Growth and Income Fund.    This Fund seeks long-term growth of capital and growth of income. The Fund pursues its objectives by investing, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments that the investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

        Global Income Fund.    This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of fixed-income securities of U.S. and foreign issuers (including non-dollar securities). The Fund enters into foreign currency transactions.

Van Kampen Life Investment Trust

        Aggressive Growth Portfolio Class II.    Seeks Capital Growth.

        Emerging Growth Portfolio Class I.    Seeks capital appreciation.

        Enterprise Portfolio Class I.    Seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

        Comstock Portfolio Class I.    Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

        Growth and Income Class I.    Seeks long-term growth of capital and income.

MFS® Variable Insurance TrustSM

                New Discovery Series.    This Fund seeks capital appreciation.

        Emerging Growth Series.    This Fund seeks to provide long-term growth of capital.

        Research Series.    This Fund seeks to provide long-term growth of capital and future income.

        Investors Growth Stock Series (formerly "Growth Series").    This Fund seeks to provide long-term growth of capital and future income rather than current income.

        Investors Trust Series (formerly "Growth with Income Series").    This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

        Utilities Series.    This Fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

        Total Return Series.    This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

        Aggressive Growth Fund/VA.    This Fund seeks capital appreciation.

        Global Securities Fund/VA.    This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

        Capital Appreciation Fund/VA.    This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

        Main Street Growth & Income Fund/VA.    This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

        High Income Fund/VA.    This Fund seeks a high level of current income from investment in high yield fixed-income securities.

        Money Fund/VA.    This Fund seeks to maximize current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        Strategic Bond Fund/VA.    This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Fidelity® Variable Insurance Products Funds

        VIP Index 500 Portfolio, SC.    This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

        VIP Growth Portfolio, SC.    This Fund seeks to achieve capital appreciation.

        VIP Contrafund® Portfolio, SC.    This Fund seeks long-term capital appreciation.

Lord Abbett Series Fund, Inc.

        Growth and Income Portfolio.    This Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

        Mid-Cap Value Portfolio.    The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

        Bond-Debenture Portfolio.    The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

        There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

        More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

        Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

        Protective may from time to time publish certain "model portfolios" designed to effect certain investment strategies. In selecting a model portfolio as a premium allocation election, an Owner is allocating prescribed percentages of premium to each of the Sub-Accounts comprising the model. Protective does not warrant that the underlying Funds in the model will achieve their investment objective(s) or that the model will achieve its investment strategy. Likewise, Protective does not represent or imply that a model selected by an Owner is suitable for that Owner. From time to time, Protective may revise the composition of a model portfolio. In this event, Protective will not change an Owner's existing premium allocation or percentages to reflect changes in a model selected by the Owner. If an Owner desires to change his or her premium allocation or percentages to reflect a revised or different model, he or she must submit a new investment election. You should carefully consider your own investment objectives and risk tolerance before selecting any Sub-Accounts or model portfolios.

        Additional Funds may be available for certain Policies issued before May 1, 2002. Please see Appendix B for more information.

Other Information about the Funds

        Each Fund sells its shares to the Variable Account under the terms of a participation agreement between the appropriate investment company and Protective. The termination provisions of these agreements vary. If the participation agreement relating to the Fund terminates, the Variable Account would not be able to purchase additional shares of a Fund. Owners would not be able to allocate assets in the Variable Account or premiums to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective would not be able to honor requests from Owners to allocate premiums or transfer Account Value to the Sub-Account investing in shares of that Fund.

        For Funds that pay 12b-1 fees, our affiliate, Investment Distributors, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from the Funds assets for providing certain distribution and shareholder support services to such Funds. Protective has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective and its affiliates) in the Funds managed by that manager or adviser. These percentages differ, and some investment managers or advisers pay us more than other investment managers or advisers. These fees are in consideration for administrative services provided to the Funds by Protective and its affiliates. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders. The amounts we receive under these agreements may be significant.

Other Investors in the Funds

        PIC currently sells shares of its Funds only to Protective as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective and its subsidiary, Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code. Protective currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance policies other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective believes that the PIC's response to any such conflicts does not provide enough protection for Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the PIC prospectus for more detail.)

        Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, and Lord Abbett Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Policy Owners and of the Fund's various investors. In the event of any such material conflicts, Protective will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, and Lord Abbett Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

        Protective may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

        Protective also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers. All Sub-Accounts may not be available to all classes of contracts.

        If any of these substitutions or changes are made, Protective may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective deems it to be in the best interest of Owner(s); the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective separate accounts. Protective may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Rights

        Protective is the legal owner of Fund shares held by the Sub-Accounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective determine that it is permitted to vote such shares in its own right, it may elect to do so.

        Protective will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

        An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account. determined as of the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.

        Shares as to which no timely instructions are received and shares held directly by Protective are voted by Protective in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

        Protective may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

THE POLICY

Purchasing a Policy

        To purchase a Policy, a prospective Owner must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). (See "Premiums".) Protective requires satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, Protective will issue a Policy covering an Insured up to age 85 if evidence of insurability satisfies Protective's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective's underwriting rules, and Protective may reject an application for any reason. If an application for a Policy is rejected, any Initial Premium will be returned to the applicant. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective approves the application. Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your initial premium. Premium may be collected at the time of Policy delivery.

        Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Coverage under such agreement generally will not be effective unless the proposed Insured meets Protective's underwriting requirements for the policy as applied for. Under such agreements, the total amount of insurance which may become effective prior to delivery of the Policy to the Owner may not exceed $500,000 plus the amount of any Initial Premium paid (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age or over age 80.

        In order to obtain a more favorable Issue Age, Protective may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date.

        The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By written notice received by Protective at the Home Office while the Insured is living, the Owner may name a Contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a Contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. (See "Tax Considerations".)

        Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

        You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

  (1)
  10 days after you receive your Policy or

  (2)
  45 days after you sign your application.

        Return of the Policy by mail is effective upon receipt by Protective. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective will refund the sum of

  (1)
  the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

  (2)
  Fixed Account Value determined as of the date the returned Policy is received, and

  (3)
  Variable Account Value determined as of the date the returned Policy is received.

        This amount may be more or less than the aggregate premiums paid. In states where required, Protective will refund premiums paid.

Premiums

        Minimum Initial Premium.    The minimum Initial Premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, and any supplemental riders requested by the applicant. Consult your sales representative for information about the initial premium required for the coverage you desire.

        Additional Premiums.    After the first Policy Anniversary, Protective will accept, subject to the limitations described below, additional premium payments. Protective reserves the right to apply all additional premium payments as repayments of Policy Debt, if any. Additional premium may be required to maintain the Policy, depending on investment performance.

        Premium Limitations.    Premiums may be paid by any method acceptable to Protective. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Insurance Company, and be dated prior to its receipt at the Home Office.

        Unless otherwise determined by Protective, additional premium payments must be at least $10,000 and must be received at the Home Office. (See "Premium Allocations".) Protective also reserves the right to limit the amount of any premium payment. Any additional premium payments made will generally require an increase in the Face Amount of the Policy and therefore will be subject to evidence of insurability. In addition, at any point in time aggregate premiums paid under a Policy may not exceed guideline premium payment limitations for life insurance policies set forth in the Internal Revenue Code. Protective will immediately refund any portion of any premium paid that exceeds such limitations with interest to the extent required by the Code.

Premium Allocations

        Owners must indicate in the application how premium payments are to be allocated to the Sub-Accounts, the Fixed Account and/or the DCA Fixed Account. These allocation instructions apply to both initial and subsequent premiums. Owners may change the allocation instructions in effect at any time by written notice to Protective at the Home Office. Whole percentages must be used. The sum of the allocations to Sub-Accounts, the Fixed Account and DCA Fixed Account must be 100% of any premium payments. Protective reserves the right to establish (1)  a limitation on the number of Sub-Accounts to which premiums may be allocated and/or (2)  a minimum allocation requirement for the Sub-Accounts, the Fixed Account and DCA Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 5% of any premium payment.

        For Policies issued in states where, upon cancellation during the Cancellation Period, Protective returns at least your premiums, Protective reserves the right to allocate your Initial Premium to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, any Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

        Any premium paid in connection with an increase in Face Amount may be allocated to the Oppenheimer Money Fund Sub-Account or the Fixed Account until underwriting has been completed.

When approved, any Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account attributable to the resulting premium will be credited to the Policy and allocated in accordance to your allocation instructions then in effect. If an additional premium is rejected, Protective will return the premium promptly, without any adjustment for investment experience.

Policy Lapse and Reinstatement

        Lapse.    Unlike a conventional life insurance policy, whether a Policy lapses depends on whether its Surrender Value is sufficient to cover the Monthly Deductions (See "Monthly Deductions"). If the Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value.

        In the event of a Policy default, the Owner has a 61-day grace period to make a premium payment at least sufficient to cover the current and past-due Monthly Deductions. Protective will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens. (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will lapse.

        Reinstatement.    An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective at the Home Office, (2) the Insured is still living, (3) the Owner pays Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period with interest at a rate not to exceed an effective annual rate of 6%, if required by the Company, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt or lien which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective approves the Owner's request for reinstatement and requirements 1-6 above have been met.

        Lapse Protection Rider.    An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. Some state variations may apply.

CALCULATION OF POLICY VALUES

Variable Account Value

        The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premium allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, or any withdrawals of Variable Account Value, any surrender charges or premium tax recovery charges and Monthly Deductions from Variable Account Value. There is no guaranteed minimum Variable Account Value.     A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

        Determination of Units.    For each Sub-Account, the premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

        Determination of Unit Value.    The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

        Net Investment Factor.    The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)
is the result of:

        a.     the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

        b.     the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

        c.     a per share charge or credit for any taxes reserved for, which is determined by Protective to have resulted from the operations of the Sub-Account.

(2)
is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Guaranteed Account Value

        The Guaranteed Account Value under a Policy at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account and the DCA Fixed Account, less (4) transfers from the Fixed Account and the DCA Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account and the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges deducted, less (7) certain Monthly Deductions. See "The Guaranteed Account," for a discussion of how interest is credited to the Fixed Account and the DCA Fixed Account.

POLICY BENEFITS

Transfers of Policy Values

        General.    Upon receipt of written notice to Protective at the Home Office at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer amounts in a Sub-Account to other Sub-Accounts and/or the Fixed Account or subject to certain restrictions, amounts from the Fixed Account and the DCA Fixed Account to a SubAccount. Transfers (including telephone transfers — described below) are processed as of the end of the Valuation Period during which a request is received at the Home Office. Protective may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account or the DCA Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s), the Fixed Account and/or the DCA Fixed Account would be less than $100, Protective reserves the right to transfer the entire amount instead of the requested amount. The maximum amount that may be transferred from the Fixed Account in any Policy Year is the greater of $2,500 or 25% of the Fixed Account Value. Protective reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective reserves the right to charge a transfer fee which will not exceed $25. The transfer fee, if any, is deducted from the amount being transferred. (See "Transfer Fee".)

        Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum period that amounts may remain in the DCA Fixed Account is 12 months. (See "Dollar-Cost Averaging".) No transfers may be made into the DCA Fixed Account.

        Telephone Transfers.    Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

        Protective will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

        A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

        You should protect your PIN (personal identification number) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing the electronic transfer instructions through our telephone or online systems is you or is authorized by you.

        Reservation of Rights.    Protective reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

        Dollar-Cost Averaging.    If you elect at the time of application or (other than in connection with the DCA Fixed Account) at any time thereafter by written notice to Protective at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from the DCA Fixed Account or any other allocation option to any allocation option (except that no transfers may be made to the DCA Fixed Account). This is known as the dollar-cost averaging method of investment. By transferring equal amounts of Policy Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

        You may generally elect dollar cost averaging for periods of at least 12 months, however, the maximum period for dollar cost averaging amounts from the DCA Fixed Account is 12 months. In the DCA Fixed Account, dollar cost averaging must be elected immediately. From time to time, we may offer different maximum periods for dollar cost averaging amounts from the DCA Fixed Account. To elect dollar cost averaging from other than the DCA Fixed Account, the Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of the election. At least $100 must be transferred each month or each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following 6 days after the end of the Cancellation Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day.

        Once elected, Protective will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the value in the source appropriate Fund is depleted, (3) the Owner, by written notice received by Protective at the Home Office, instructs Protective to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election. Any time dollar cost averaging transfers end, but in no event later than the first Policy Anniversary, all Policy Value remaining in the DCA Fixed Account will be transferred to the Sub-Accounts chosen as the destination Funds for dollar-cost averaging.

        Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective elects to limit the number of transfers or impose the transfer fees. Protective reserves the right to discontinue offering or place restrictions on automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.

        Portfolio Rebalancing.    At the time of application or at any time thereafter by written notice to Protective, you may instruct Protective to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to or from the Fixed Account or the DCA Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on the Monthly Anniversary Day.

        Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective elects to limit the number of transfers or impose the transfer fee, Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days, written notice to the Owner.

Policy Value Credit — Protective Preserver

        On the tenth Policy Anniversary and on each Policy Anniversary thereafter, the Company will make a credit to the Policy Value of a Protective Preserver Policy. The amount of the credit depends on the unloaned Policy Value on the appropriate Policy Anniversary. On Policy Anniversaries as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. No credit is made on Policy Anniversaries as of which unloaned Policy Value is less than $50,000 or on Policy Anniversaries one through nine.

        When made, the Company will allocate credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for Net Premiums. Credits to Policy Value are not subject to the premium expense charge or the surrender charge and are not treated as Net Premium for tax purposes.

        The Policy Value Credit may not be available on the Protective Preserver Policy in all states. Please consult your registered representative for more information. The Policy Value Credit is not available on the Protective Single Premium Plus Policy.

Surrender Privilege

        At any time while the Policy is in force and while the Insured is still living, the Owner may surrender the Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the written notice requesting the surrender, the Policy and any other required documents are received by Protective at the Home Office. A surrender charge and premium tax recovery charge may apply. See ("Surrender Charge and Premium Tax Recovery Charge".) The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. (See "Settlement Options".) Payment is generally made within 7 calendar days. ("Suspension or Delay of Payments" and "Payments from the Guaranteed Account".) A Policy terminates upon surrender and cannot be reinstated. A surrender will have tax consequences. (See "Tax Considerations".)

Withdrawal Privilege

        At any time while the Policy is in force and prior to the Insured's death, an Owner, by written notice received at the Home Office, may request a withdrawal of Surrender Value of not less than $500 and subject to certain restrictions described below. Protective will withdraw the amount requested, plus any applicable surrender charges and premium tax recovery charges, from the Policy Value as of the end of the Valuation Period during which the written request was received. A withdrawal will have tax consequences. (See "Tax Considerations.")

        The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account and/or the DCA Fixed Account. Withdrawals will result in the cancellation of units from each applicable Sub-Account and/or the reduction in the Guaranteed Account Value. If the Owner does not so specify, or if the amount in the designated account(s) is insufficient to carry out the request, the withdrawal will be made from each Sub-Account, the Fixed Account and the DCA Fixed Account based on the proportion that such Sub-Account Value(s) and Guaranteed Account Value bears to the unloaned Policy Value on the Valuation Day immediately prior to the withdrawal. Payment is generally made within seven calendar days. (See "Suspension or Delay of Payments", and "Payments from the Guaranteed Account".) The Company reserves the right to decline to process a withdrawal if, after the withdrawal, the Policy Value would be less than ten percent of the current Face Amount.

        Withdrawals.    At any time prior to the Insured's death and while this Policy is in force, the Owner(s) may make a written request for a withdrawal of the Policy Value. In order to request a withdrawal during the first Policy Year, the Owner must have made an initial premium payment of at least $10,000. On or after the first Policy Anniversary, in order to request a withdrawal the Policy Value must be at least $10,000 as of the date that we receive the request. Protective will withdraw the amount requested plus any applicable surrender charges and premium tax recovery charges from the Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. A surrender charge and premium tax recovery charge may apply if the cumulative amount of the withdrawals exceeds the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premium paid.

        Annual Withdrawal Amounts.    The Annual Withdrawal Amount is an annual amount the Owner may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge. The Annual Withdrawal amount is:

        (a)     an amount equal to ten percent of the initial premium paid if the withdrawal request is received during the first Policy Year, or

        (b)    the amount equal to ten percent of cumulative premiums paid as of the last Policy Anniversary, net of all premium payments withdrawn, if the withdrawal is received after the first Policy Year.

        In addition, surrender and premium tax recovery charges will not apply if the aggregate amount withdrawn does not exceed the amount by which your Policy Value exceeds premiums paid.

        Decreasing the Face Amount.    In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective.

        The proportionate face amount decrease will be determined by the following formula:

F × (P - W)/P

Where:	F =	Current Face Amount
	P =	Policy Value
	W =	Withdrawal Amount (including any applicable surrender charges and premium tax recovery charges)

Policy Loans

        General.    An Owner may obtain three types of loans under a Policy, a standard loan, a carryover loan or a Preferred Loan. A carryover loan is a loan on the Policy which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carryover loan must be approved by Protective. A Preferred Loan will be available on the portion of the Loan Account equal to the amount by which Surrender Value exceeds total premium payments made. A standard loan is any loan that is not a carryover loan or a Preferred Loan. At any time while the Policy is in force and while the Insured is still living, an Owner may borrow from Protective using the Policy as the security for the loan. Policy loans must be requested by written notice received at the Home Office. The minimum amount of any loan is $500. The maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Cash Value minus any outstanding Policy Debt on the date that the loan request is received. Outstanding Policy Debt therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. (See "Suspension or Delay of Payments", and "Payments from the Guaranteed Account".)

        Impact on Lapse Protection Rider.    A Lapse Protection Rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy.

        Loan Collateral.    When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Account and into a Loan Account established for the Policy. Like the Guaranteed Account, a Policy's Loan Account is part of Protective's general account and amounts therein earn interest as credited by Protective from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account and DCA Fixed Account in the same proportion that the value of each of the Sub- Account(s) and the Fixed Account and DCA Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

        On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account and/or DCA Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value and/or DCA Fixed Account bears to the total unloaned Policy Value.

        Loan Repayment.    You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any additional premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account in the same manner as premiums are allocated.

        Interest.    In the case of a standard loan, during the first ten Policy Years, Protective will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. During Policy Years 11 and thereafter, Protective currently charges interest daily on any outstanding standard loan at an effective annual rate of 4.0% (with a maximum guaranteed rate of 4.25%). Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the Surrender Value exceeds the total of all premiums paid, a Preferred Loan will be available. The amount of such Preferred Loan is the amount by which the Surrender Value exceeds total premiums paid. Protective currently charges interest on a carryover loan and the Preferred Loan portion of the outstanding Policy Debt at an effective annual rate of 4.0% (with a maximum guaranteed rate of 4.25%). The portion of loan that qualifies as a Preferred Loan is determined as of the date a request for a loan is received at the Home Office and on each Policy Anniversary.

        The Loan Account is credited with interest at an effective annual rate of at least 4.0%. Thus, the net charge on a loan (before the impact of any investment experience) is 2.0% per year for the non-preferred portion during the first ten Policy Years, (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). The net charge (before the impact of any investment experience) for non-preferred portion during Policy Years 11 and thereafter and for the preferred portion of the loan, if any, in all Policy Years is currently 0.00%. Interest credited is transferred to the Sub-Accounts and/or Fixed Account and does not reduce the Policy loan. Protective determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account and/or the DCA Fixed Account in the same manner as premiums are allocated.

        Non-Payment of Policy Loan.    If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit proceeds.

        If the Loan Account Value exceeds the Cash Value less any liens (i.e., the Surrender Value becomes zero) on any Valuation Date, the Owner must pay that excess amount. The Company will send the Owner (or any assignee of record) a notice of the amount the Owner must pay. The Owner must pay this amount within 31 days after the notice is sent, or the Policy will terminate.

        Effect of a Policy Loan.    A loan, whether or not repaid, has a permanent effect on the Death Benefit Proceeds and Policy values because the investment results of the Sub-Accounts and current interest rates credited on Guaranteed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account and/or the DCA Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax and a 10% penalty tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of policy loans.

Death Benefit Proceeds

        As long as the Policy remains in force, Protective will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. (See "Settlement Options".)

        Calculation of Death Benefit Proceeds.    The Death Benefit Proceeds are equal to the Death Benefit (as described below), plus any benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest and (3) any past due Monthly Deductions if the Insured died during a grace period. Under certain circumstances, the amount of the Death Benefit Proceeds may be further adjusted. (See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".)

        If part or all of the Death Benefit Proceeds are paid in one sum, Protective will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

        Death Benefit.    The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value as of such date.

        The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 at death. The Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. A table showing these percentages for Attained Ages 0 to 95 and an example of Death Benefit calculations are found in Appendix A.

        Increasing the Face Amount.    On or after the first Policy Anniversary, the Owner may request an increase in the Face Amount.

        For any increase in the Face Amount the additional premium must be at least $10,000 and an application must be submitted. Protective reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective from time to time. (See "Premium Payments Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you) and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. (See "Premium Payments Upon Increase in Face Amount".) All increases must be approved by Protective at the Home Office before they will become effective.

        The Cancellation Period under the Policy's cancellation privilege applies to increases in Face Amount. Therefore, the Owner may exercise the privilege by cancelling any increase in the Face Amount within the period. In such case, the amount refunded will be calculated in accordance with such provisions described above. (See "Cancellation Privilege".)

        Impact on Lapse Protection Rider.    A Lapse Protection Rider on a Protective Preserver Policy will terminate as of the effective date of any increase in Face Amount under the Policy.

        Decreasing the Face Amount.    In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective.

Settlement Options

        The Policy offers a variety of ways of receiving proceeds payable under the Death Benefit and surrender provisions of a Policy, other than in a lump sum. These alternative settlement options are summarized below. Any sales representative authorized to sell this Policy can further explain these options upon request. All of these settlement options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each settlement option (other than Option 3), no surrender or withdrawal may be made once payments have begun.

        The following settlement options may be elected.

        Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective is using when the first payment is due.

        Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

        Option 3 — Interest Income. Protective will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective. This rate will not be less than the equivalent of 3% per year.

        Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective holds runs out. The last payment will be for the balance only.

        Minimum Amounts.    Protective reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective's option.

        Other Requirements.    Settlement options must be elected by written notice received by Protective at the Home Office. The Owner may elect payment options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is the effective date of the surrender.

        If Protective has available at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

THE GUARANTEED ACCOUNT

        The interests in the Guaranteed Account have not been, and are not required to be, registered under the Securities Act of 1933 and neither the Guaranteed Account nor other components of the Company's General Account have been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Account, the Company's General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Guaranteed Account

        The Guaranteed Account is comprised of the Fixed Account and the DCA Fixed Account which consist of assets owned by Protective with respect to the Policies, other than those in the Variable Account. Both are part of Protective's general account assets. Protective's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective's general creditors. Subject to applicable law, Protective has sole discretion over the investment of the assets of the Fixed Account and the DCA Fixed Account. Guarantees of premiums allocated to the Fixed Account and the DCA Fixed Account, and interest credited thereto, are backed by Protective. The Guaranteed Account Value is calculated daily. (See "Guaranteed Account Value".)

Interest Credited on Guaranteed Account

        Protective guarantees that the interest credited during the first Policy Year to the initial premium payment allocated to the Fixed Account or the DCA Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent premiums allocated to the Fixed Account or the DCA Fixed Account or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium(s) is received by Protective at the Home Office or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium(s) is allocated or the date that the transfer is made.

        After an interest rate guarantee expires as to a premium payment or amount transferred, (i.e., 12 months after the premium(s) or transfer is placed in the Guaranteed Account) we will credit interest on the Guaranteed Account Value attributable to such premium or transferred amount remaining in the Fixed Account at the current interest rate in effect. New current interest rates are effective for such Guaranteed Account Value for 12 months from the time that they are first applied. Protective, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective will credit are annual effective interest rates of not less than 4.00%. Because Protective anticipates changing the current interest rates for accounts within the Guaranteed Account from time to time, allocations to accounts within the Guaranteed Account may be credited with different current interest rates. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Account are accounted for on a "first-in-first-out" (FIFO) basis independently applied to the Fixed Account.

Guaranteed Account Value

        The Guaranteed Account Value at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account; plus (2) amounts transferred to the Fixed Account; plus (3) interest credited to the Fixed Account and the DCA Fixed Account; less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted) less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges less (7) certain Monthly Deductions. Because Protective, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account and the DCA Fixed Account and transfers to the Fixed Account will be credited with different current interest rates.

Payments from the Guaranteed Account

        Payments from the Fixed Account and/or the DCA Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective receives the written request. If a payment from the Fixed Account and/or the DCA Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

CHARGES AND DEDUCTIONS

        This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Monthly Deductions

        As of the Policy Effective Date, Protective will deduct the first Monthly Deductions from the Policy Value. Subsequent Monthly Deductions will be made on each Monthly Anniversary Day thereafter. The Monthly Deductions consist of (1) cost of insurance charges ("cost of insurance charge"), (2) policy expense charge (the "policy expense charge"), (3) mortality and expense risk charge (the "Mortality and Expense Risk Charge") and (4) any charges for supplemental riders, as described below. Unless the Owner selects the Sub-Accounts(s) from which the Monthly Deduction is deducted, as provided below, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Guaranteed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Values.

        The Owner may select the Sub-Accounts from which the Monthly Deduction, excluding the mortality and expense risk charge, is deducted. In the event that, as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from such Sub-Account, the instructions for deduction will not be effective and the Monthly Deduction will instead be determined in the manner provided for above. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

        Cost of Insurance Charge.    This charge compensates Protective for the expense of underwriting the Death Benefit. The current charge may depend on a number of variables and therefore may vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

  Protective Preserver.    The current cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the guaranteed cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

  Protective Single Premium Plus.    The current monthly cost of insurance charge is the lesser of (1) .054% multiplied by the Policy Value during Policy Years 1 through 10 and .046% multiplied by the Policy Value during Policy Year 11 and thereafter or (2) the Guaranteed Maximum Monthly Cost of Insurance rates (as specified in the Policy) per $1,000 times the net amount at risk. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the maximum monthly cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The Guaranteed Maximum Monthly Cost of Insurance rate for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

        Since the cost of insurance charges on a Protective Preserver Policy and the maximum cost of insurance charges on a Protective Single Premium Plus Policy are based on the net amount at risk, these charges will increase if the Policy Value decreases due to negative investment experience in the Sub-Accounts.

        Cost of Insurance Rates — General.    Protective places the Insured in a rate class when the Policy is issued, based on Protective's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increase in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

        Protective guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Age Last Birthdate, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

        Protective's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time.

        Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco, or tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

        In states where the Accelerated Death Benefit to a Policy is provided under an endorsement, an additional cost of insurance charge will apply.

        Cost of Insurance Rates — Protective Preserver.    The cost of insurance rate for a Protective Preserver Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective currently places Insureds in the following rate classes, based on underwriting: Non-tobacco (ages 0-85) or Tobacco (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-tobacco and Tobacco classes.

        Cost of Insurance Rates — Protective Single Premium Plus.    Protective currently places Insureds in the following rate classes, based on underwriting: Non-smoker (ages 0-85) or Smoker (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-smoker and Smoker classes.

        Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.    Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

        Protective does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective may offer Policies with unisex mortality tables to such prospective purchasers.

        Monthly Policy Expense Charge.    This charge generates revenues that cover all of Protective's sales expenses not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. These expenses associated with the Policies and the Variable Account relate to state and local premium taxes, federal taxes, certain sales expenses (including sales commissions), recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records and reports and other communication to Policy Owners. The monthly policy expense charge is equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount.

        Mortality and Expense Risk Charge.    This charge compensates Protective for the mortality risk it assumes which is that the cost of insurance charges are insufficient to meet actual death benefit claims. The expense risk Protective assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

        Protective deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Guaranteed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted in all Policy Years is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. The Company reserves the right to charge less than the maximum charge. Accordingly, during Policy Years 1 through 10, the monthly Mortality and Expense Risk Charge is .075% and in Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.

        Supplemental Rider Charges.    Protective deducts a monthly charge for any riders as part of the Monthly Deductions. (See "Supplemental Riders and Endorsements".)

        Lapse Protection Rider.    The monthly charge for this rider is .021% of the Policy Value which is equivalent to an annual rate of .25% of the Policy Value.

        Comprehensive Long-Term Care Accelerated Death Benefit Rider.    The current monthly charge for this rider is $.20833 per $1,000 of Face Amount, which is equivalent to an annual rate of $2.50 per $1,000 of Face Amount. The charge for the rider is guaranteed not to exceed $63.00 per month.

Annual Maintenance Fee

        Protective deducts a $35.00 annual maintenance fee from the Policy Value on each Policy Anniversary. Currently, the Company will waive the fee if the Policy Value equals or exceeds $50,000 as of a Policy Anniversary.

Transfer Fee

        Protective reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Guaranteed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Guaranteed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective for administrative expenses incurred in effecting transfers.

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge

        A surrender charge, which is a contingent deferred sales charge, and a premium tax recovery charge will be deducted from the Policy Value, if during the first 9 Policy Years following a premium payment: (1) the Policy is surrendered, (2) the Policy lapses at the end of a grace period or (3) a withdrawal of an amount greater than the Annual Withdrawal Amount (or the amount by which your Policy Value exceeds the aggregate of premiums paid) is requested by the Owner. The surrender charge and premium tax recovery charge, are deducted before any Surrender Value is paid. See "Withdrawal Privilege" for rules for allocating the deduction. Upon surrender or lapse, the surrender charge and premium tax recovery charge for each premium is equal to the surrender charge percentage and premium tax charge percentage for the Policy Year in which the surrender or lapse occurs, multiplied by the amount of such premium.

        The surrender charge and premium tax recovery charge are separately calculated and applied to each premium payment at any time that the premium is withdrawn or surrendered or the Policy lapses. Withdrawals within a given Policy Year are deemed to count first towards the Annual Withdrawal Amount. Once the aggregate withdrawals in a Policy Year exceed the Annual Withdrawal Amount, the additional amount that may be withdrawn that Policy Year without incurring a surrender charge and premium tax recovery charge is equal to the remaining Policy Value that exceeds premiums paid. This determination will be made as of the date the withdrawal request is received at our Home Office. The surrender charge and the premium tax recovery charge are calculated using the assumptions that all

Policy Value in excess of aggregate premium payments is withdrawn or surrendered before any premiums and that premiums are withdrawn or surrendered on a first-in-first-out basis. Unless the Owner otherwise requests, the surrender charge and premium tax recovery charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. The amount of surrender charge and premium tax recovery charge that will apply to a withdrawal is determined by multiplying:

  (1)
  the amount by which (a) the deduction from Policy Value in connection with the withdrawal (including any additional deduction for the surrender charge and premium tax recovery charge) exceeds (b) the greater of the remaining Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid; by

  (2)
  the surrender charge percentage and premium tax recovery percentage for the Policy Year in which the withdrawal occurs.
Policy Year Following Premium Payment	Surrender Charge As a Percentage of Each Premium Payment Withdrawn	Policy Year Following Premium Payment	Premium Tax Recovery Charge As a Percentage of Each Premium Payment Withdrawn
1	9%	1	2.50%
2	8%	2	2.25%
3	7%	3	2.00%
4	6%	4	1.75%
5	5%	5	1.50%
6	4%	6	1.25%
7	3%	7	1.00%
8	2%	8.75%
9	1%	9.50%
10+	0%	10+	0

        After the 9th Policy Year after each premium payment, there is no surrender charge or premium tax recovery charge for such premium.

        The purpose of the surrender charge and premium tax recovery charge is to reimburse Protective for some of the expenses incurred in the distribution of the Policies and the premium tax paid by Protective on each premium. Protective also deducts a monthly charge to cover some of these expenses.

        Protective reserves the right to charge less than the maximum surrender charge and premium tax recovery charge.

Fund Expenses

        The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. Some funds also deduct 12b-1 fees from Fund assets. See the prospectus for each of the Funds.

Exchange Privilege

        The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

        The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

        Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

        A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
State and Local Premium Tax	None	Deducted as part of Monthly Deductions

Federal Tax Charge	None	Deducted as part of Monthly Deductions

Front End Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	None

Administrative Fees	Ranges from $4 to $5 monthly.	Deducted as part of Monthly Deductions

Withdrawal Charges	$25	None

Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charge (which is an asset-based charge for the Protective Single Premium Plus), (2) policy expense charges (sales and administrative expenses) equal to .058% multiplied by the Policy Value, which is the equivalent of an annual rate of .70%, (3) mortality and expense charges equal to .075% multiplied by the Variable Account Value, which is equivalent to annual rate of .90% of such amount during Policy Years 1-10; in all Policy Years thereafter this charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount and (4) any charges for supplemental riders.

Annual Maintenance Fee	None	$35 deducted from the Policy Value on each Policy Anniversary (currently waived if Policy Value is equal to or greater than $50,000)

Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.50% of each premium payment is assessed on surrender charges during the first 9 Policy Years following each premium.

Guaranteed Interest Rate	Ranges from 4% to 5%.	Guaranteed account only 4%.

Effect of the Exchange Offer

        1.    The Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.

        2.    If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

        3.    The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

        Tax Matters.    Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

        The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences.

        If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

        Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

        Sales Commissions.    Sales representatives offering the Policies to Existing Life Policies Owners will receive a sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. A standard sales commission will be paid. (See "Sale of Policies")

ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

        The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. For each of the Single Premium Plus and the Protective Preserver Policies, the respective tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if a single premium were paid with the application and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Initial Premium accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that the Initial Premium is allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account or the DCA Fixed Account.

        The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.83% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. The annual expenses identified for the Funds are net of certain reimbursements by the advisor/investment manager of such Funds. Absent the reimbursements, total expenses for the Funds would be higher. Although the reimbursements may generally be ended by the advisor/investment manager, no present intention of doing so has been expressed. For more information regarding the reimbursement arrangements and the impact of a termination of such arrangements on the expenses of specific funds, please see the Expense Table and related footnotes on pages 10-12. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.

        In addition, the illustrations reflect the current monthly charge to the Variable Account for assuming mortality and expense risks, which is equal to .075% multiplied by the Variable Account Value, which is equivalent to a effective annual charge of 0.90% of such amount during Policies Years 1-10; and in Policy Years 11 and thereafter is equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount. After deduction of Fund expenses, including any 12b-1 fees, and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for Policy Years 1-10 of -1.73%, 4.27% and 10.27%, respectively and for Policy Years 11 and thereafter of -1.33%, 4.67% and 10.67% respectively.

        The illustrations also reflect the deduction of the monthly policy expense charge, annual maintenance fee and the monthly cost of insurance charge for the hypothetical Insured. The surrender charge and premium tax recovery charge are reflected in the column "Cash Value". Protective's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt, liens or charges for supplemental riders.

        The illustrations are based on Protective's sex distinct rates for non-smokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 60

Non-Tobacco

Protective Preserver
$236,193 FACE AMOUNT
Initial Premium $100,000.00
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
61	1	105,000	95,794	84,294	236,193	101,677	90,177	236,193	107,562	96,062	236,193
62	2	110,250	91,439	81,189	236,193	103,247	92,997	236,193	115,765	105,515	236,193
63	3	115,763	86,896	77,896	236,193	104,683	95,683	236,193	124,678	115,678	236,193
64	4	121,551	83,882	76,132	236,193	107,524	99,774	236,193	135,711	127,961	236,193
65	5	127,628	80,777	74,277	236,193	110,359	103,859	236,193	147,764	141,264	236,193
66	6	134,010	77,577	72,327	236,193	113,194	107,944	236,193	160,963	155,713	236,193
67	7	140,710	74,255	70,255	236,193	116,017	112,017	236,193	175,444	171,444	236,193
68	8	147,746	70,783	68,033	236,193	118,816	116,066	236,193	191,367	188,617	236,193
69	9	155,133	67,103	65,603	236,193	121,561	120,061	236,193	208,897	207,397	242,320
70	10	162,889	63,383	63,383	236,193	124,784	124,784	236,193	229,177	229,177	263,553
71	11	171,034	59,449	59,449	236,193	128,392	128,392	236,193	252,359	252,359	285,166
72	12	179,586	54,997	54,997	236,193	131,913	131,913	236,193	277,882	277,882	308,449
73	13	188,565	49,695	49,695	236,193	135,348	135,348	236,193	306,011	306,011	333,552
74	14	197,993	43,652	43,652	236,193	138,624	138,624	236,193	337,030	337,030	360,622
75	15	207,893	36,032	36,032	236,193	141,354	141,354	236,193	371,197	371,197	389,757
76	16	218,287	26,721	26,721	236,193	143,554	143,554	236,193	408,964	408,964	429,412
77	17	229,202	16,264	16,264	236,193	145,534	145,534	236,193	450,482	450,482	473,007
78	18	240,662	4,436	4,436	236,193	147,248	147,248	236,193	496,104	496,104	520,909
79	19	252,695	0	0	0	148,647	148,647	236,193	548,930	548,930	576,376
80	20	265,330	0	0	0	149,666	149,666	236,193	607,217	607,217	637,578
81	21	278,596	0	0	0	150,537	150,537	236,193	671,603	671,603	705,183
82	22	292,526	0	0	0	150,891	150,891	236,193	742,578	742,578	779,707
83	23	307,152	0	0	0	150,635	150,635	236,193	820,778	820,778	861,817
84	24	322,510	0	0	0	149,648	149,648	236,193	906,888	906,888	952,233
85	25	338,635	0	0	0	147,691	147,691	236,193	1,001,615	1,001,615	1,051,696
86	26	355,567	0	0	0	144,412	144,412	236,193	1,105,683	1,105,683	1,160,967
87	27	373,346	0	0	0	140,067	140,067	236,193	1,220,261	1,220,261	1,281,274
88	28	392,013	0	0	0	134,214	134,214	236,193	1,346,253	1,346,253	1,413,566
89	29	411,614	0	0	0	126,185	126,185	236,193	1,484,558	1,484,558	1,558,786
90	30	432,194	0	0	0	115,308	115,308	236,193	1,636,251	1,636,251	1,718,064
91	31	453,804	0	0	0	100,694	100,694	236,193	1,802,505	1,802,505	1,874,605
92	32	476,494	0	0	0	81,644	81,644	236,193	1,988,052	1,988,052	2,047,694
93	33	500,319	0	0	0	56,791	56,791	236,193	2,195,707	2,195,707	2,239,621
94	34	525,335	0	0	0	23,201	23,201	236,193	2,428,603	2,428,603	2,452,889
95	35	551,602	0	0	0	0	0	0	2,690,789	2,690,789	2,690,789
96	36	579,182	0	0	0	0	0	0	2,985,207	2,985,207	2,985,207
97	37	608,141	0	0	0	0	0	0	3,311,839	3,311,839	3,311,839
98	38	638,548	0	0	0	0	0	0	3,674,211	3,674,211	3,674,211
99	39	670,475	0	0	0	0	0	0	4,076,233	4,076,233	4,076,233
100	40	703,999	0	0	0	0	0	0	4,522,242	4,522,242	4,522,242

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, current cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 60

Non-Tobacco

Protective Preserver
$236,193 FACE AMOUNT
Initial Premium $100,000.00
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
61	1	105,000	95,793	84,293	236,193	101,676	90,176	236,193	107,561	96,061	236,193
62	2	110,250	91,437	81,187	236,193	103,245	92,995	236,193	115,762	105,512	236,193
63	3	115,763	86,890	77,890	236,193	104,677	95,677	236,193	124,672	115,672	236,193
64	4	121,551	82,110	74,360	236,193	105,943	98,193	236,193	134,377	126,627	236,193
65	5	127,628	77,047	70,547	236,193	107,010	100,510	236,193	144,983	138,483	236,193
66	6	134,010	71,653	66,403	236,193	107,847	102,597	236,193	156,625	151,375	236,193
67	7	140,710	65,875	61,875	236,193	108,422	104,422	236,193	169,464	165,464	236,193
68	8	147,746	59,655	56,905	236,193	108,697	105,947	236,193	183,699	180,949	236,193
69	9	155,133	52,921	51,421	236,193	108,626	107,126	236,193	199,572	198,072	236,193
70	10	162,889	45,540	45,540	236,193	108,147	108,147	236,193	217,195	217,195	249,774
71	11	171,034	37,362	37,362	236,193	107,135	107,135	236,193	236,351	236,351	267,077
72	12	179,586	28,268	28,268	236,193	105,513	105,513	236,193	257,256	257,256	285,554
73	13	188,565	18,111	18,111	236,193	103,182	103,182	236,193	280,111	280,111	305,321
74	14	197,993	6,572	6,572	236,193	99,933	99,933	236,193	305,133	305,133	326,493
75	15	207,893	0	0	0	95,576	95,576	236,193	332,598	332,598	349,228
76	16	218,287	0	0	0	89,895	89,895	236,193	362,838	362,838	380,980
77	17	229,202	0	0	0	82,628	82,628	236,193	395,707	395,707	415,493
78	18	240,662	0	0	0	73,454	73,454	236,193	431,418	431,418	452,989
79	19	252,695	0	0	0	61,961	61,961	236,193	470,196	470,196	493,706
80	20	265,330	0	0	0	47,546	47,546	236,193	512,275	512,275	537,889
81	21	278,596	0	0	0	29,453	29,453	236,193	557,899	557,899	585,794
82	22	292,526	0	0	0	6,591	6,591	236,193	607,317	607,317	637,683
83	23	307,152	0	0	0	0	0	0	660,779	660,779	693,818
84	24	322,510	0	0	0	0	0	0	718,547	718,547	754,474
85	25	338,635	0	0	0	0	0	0	780,893	780,893	819,938
86	26	355,567	0	0	0	0	0	0	848,111	848,111	890,516
87	27	373,346	0	0	0	0	0	0	920,508	920,508	966,534
88	28	392,013	0	0	0	0	0	0	998,414	998,414	1,048,335
89	29	411,614	0	0	0	0	0	0	1,082,175	1,082,175	1,136,283
90	30	432,194	0	0	0	0	0	0	1,172,137	1,172,137	1,230,744
91	31	453,804	0	0	0	0	0	0	1,268,647	1,268,647	1,319,393
92	32	476,494	0	0	0	0	0	0	1,375,435	1,375,435	1,416,698
93	33	500,319	0	0	0	0	0	0	1,494,177	1,494,177	1,524,060
94	34	525,335	0	0	0	0	0	0	1,626,902	1,626,902	1,643,171
95	35	551,602	0	0	0	0	0	0	1,776,175	1,776,175	1,776,175
96	36	579,182	0	0	0	0	0	0	1,943,289	1,943,289	1,943,289
97	37	608,141	0	0	0	0	0	0	2,126,126	2,126,126	2,126,126
98	38	638,548	0	0	0	0	0	0	2,326,166	2,326,166	2,326,166
99	39	670,475	0	0	0	0	0	0	2,545,027	2,545,027	2,545,027
100	40	703,999	0	0	0	0	0	0	2,784,479	2,784,479	2,784,479

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable monthly policy expense charges, equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to 0.90% of such amount during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 60

Non-Tobacco

Protective Preserver
$274,075 FACE AMOUNT
Initial Premium $100,000.00
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
61	1	105,000	96,071	84,571	274,075	101,951	90,451	274,075	107,832	96,332	274,075
62	2	110,250	92,071	81,821	274,075	103,859	93,609	274,075	116,351	106,101	274,075
63	3	115,763	87,963	78,963	274,075	105,695	96,695	274,075	125,613	116,613	274,075
64	4	121,551	84,771	77,021	274,075	108,405	100,655	274,075	136,553	128,803	274,075
65	5	127,628	81,469	74,969	274,075	111,077	104,577	274,075	148,469	141,969	274,075
66	6	134,010	78,053	72,803	274,075	113,714	108,464	274,075	161,482	156,232	274,075
67	7	140,710	74,494	70,494	274,075	116,299	112,299	274,075	175,714	171,714	274,075
68	8	147,746	70,758	68,008	274,075	118,813	116,063	274,075	191,311	188,561	274,075
69	9	155,133	66,782	65,282	274,075	121,211	119,711	274,075	208,429	206,929	274,075
70	10	162,889	62,713	62,713	274,075	123,997	123,997	274,075	228,375	228,375	274,075
71	11	171,034	58,363	58,363	274,075	127,055	127,055	274,075	251,462	251,462	284,152
72	12	179,586	53,428	53,428	274,075	129,899	129,899	274,075	276,939	276,939	307,402
73	13	188,565	47,579	47,579	274,075	132,512	132,512	274,075	305,020	305,020	332,472
74	14	197,993	40,901	40,901	274,075	134,777	134,777	274,075	335,988	335,988	359,507
75	15	207,893	32,447	32,447	274,075	136,146	136,146	274,075	370,104	370,104	388,609
76	16	218,287	22,112	22,112	274,075	136,591	136,591	274,075	407,812	407,812	428,202
77	17	229,202	10,521	10,521	274,075	136,491	136,491	274,075	449,275	449,275	471,739
78	18	240,662	0	0	0	135,733	135,733	274,075	494,851	494,851	519,594
79	19	252,695	0	0	0	134,185	134,185	274,075	547,636	547,636	575,018
80	20	265,330	0	0	0	131,685	131,685	274,075	605,899	605,899	636,194
81	21	278,596	0	0	0	131,164	131,164	274,075	670,830	670,830	704,372
82	22	292,526	0	0	0	129,787	129,787	274,075	742,532	742,532	779,659
83	23	307,152	0	0	0	127,387	127,387	274,075	821,674	821,674	862,757
84	24	322,510	0	0	0	123,867	123,867	274,075	909,013	909,013	954,463
85	25	338,635	0	0	0	118,925	118,925	274,075	1,005,332	1,005,332	1,055,599
86	26	355,567	0	0	0	111,955	111,955	274,075	1,111,407	1,111,407	1,166,977
87	27	373,346	0	0	0	102,790	102,790	274,075	1,228,245	1,228,245	1,289,658
88	28	392,013	0	0	0	90,926	90,926	274,075	1,356,873	1,356,873	1,424,717
89	29	411,614	0	0	0	75,672	75,672	274,075	1,498,388	1,498,388	1,573,308
90	30	432,194	0	0	0	56,154	56,154	274,075	1,653,991	1,653,991	1,736,690
91	31	453,804	0	0	0	30,986	30,986	274,075	1,824,964	1,824,964	1,897,963
92	32	476,494	0	0	0	0	0	0	2,015,255	2,015,255	2,075,713
93	33	500,319	0	0	0	0	0	0	2,227,590	2,227,590	2,272,142
94	34	525,335	0	0	0	0	0	0	2,465,190	2,465,190	2,489,842
95	35	551,602	0	0	0	0	0	0	2,731,934	2,731,934	2,731,934
96	36	579,182	0	0	0	0	0	0	3,030,854	3,030,854	3,030,854
97	37	608,141	0	0	0	0	0	0	3,362,482	3,362,482	3,362,482
98	38	638,548	0	0	0	0	0	0	3,730,394	3,730,394	3,730,394
99	39	670,475	0	0	0	0	0	0	4,138,563	4,138,563	4,138,563
100	40	703,999	0	0	0	0	0	0	4,591,393	4,591,393	4,591,393

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, current cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to ..042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 60

Non-Tobacco

Protective Preserver
$274,075 FACE AMOUNT
Initial Premium $100,000.00
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
61	1	105,000	96,071	84,571	274,075	101,950	90,450	274,075	107,832	96,332	274,075
62	2	110,250	92,070	81,820	274,075	103,858	93,608	274,075	116,350	106,100	274,075
63	3	115,763	87,960	78,960	274,075	105,692	96,692	274,075	125,610	116,610	274,075
64	4	121,551	83,696	75,946	274,075	107,417	99,667	274,075	135,678	127,928	274,075
65	5	127,628	79,244	72,744	274,075	109,007	102,507	274,075	146,643	140,143	274,075
66	6	134,010	74,575	69,325	274,075	110,445	105,195	274,075	158,620	153,370	274,075
67	7	140,710	69,667	65,667	274,075	111,717	107,717	274,075	171,748	167,748	274,075
68	8	147,746	64,504	61,754	274,075	112,814	110,064	274,075	186,192	183,442	274,075
69	9	155,133	59,061	57,561	274,075	113,722	112,222	274,075	202,142	200,642	274,075
70	10	162,889	53,286	53,286	274,075	114,404	114,404	274,075	219,808	219,808	274,075
71	11	171,034	47,062	47,062	274,075	114,804	114,804	274,075	239,441	239,441	274,075
72	12	179,586	40,302	40,302	274,075	114,836	114,836	274,075	261,141	261,141	289,866
73	13	188,565	32,844	32,844	274,075	114,388	114,388	274,075	284,870	284,870	310,509
74	14	197,993	24,499	24,499	274,075	113,331	113,331	274,075	310,833	310,833	332,591
75	15	207,893	15,067	15,067	274,075	111,526	111,526	274,075	339,281	339,281	356,245
76	16	218,287	4,332	4,332	274,075	108,825	108,825	274,075	370,515	370,515	389,041
77	17	229,202	0	0	0	105,069	105,069	274,075	404,531	404,531	424,758
78	18	240,662	0	0	0	100,067	100,067	274,075	441,562	441,562	463,640
79	19	252,695	0	0	0	93,576	93,576	274,075	481,854	481,854	505,947
80	20	265,330	0	0	0	85,259	85,259	274,075	525,668	525,668	551,952
81	21	278,596	0	0	0	74,643	74,643	274,075	573,273	573,273	601,937
82	22	292,526	0	0	0	61,080	61,080	274,075	624,947	624,947	656,194
83	23	307,152	0	0	0	43,651	43,651	274,075	680,974	680,974	715,023
84	24	322,510	0	0	0	21,223	21,223	274,075	741,650	741,650	778,732
85	25	338,635	0	0	0	0	0	0	807,281	807,281	847,645
86	26	355,567	0	0	0	0	0	0	878,189	878,189	922,099
87	27	373,346	0	0	0	0	0	0	954,708	954,708	1,002,443
88	28	392,013	0	0	0	0	0	0	1,037,178	1,037,178	1,089,037
89	29	411,614	0	0	0	0	0	0	1,125,946	1,125,946	1,182,244
90	30	432,194	0	0	0	0	0	0	1,221,358	1,221,358	1,282,426
91	31	453,804	0	0	0	0	0	0	1,323,745	1,323,745	1,376,695
92	32	476,494	0	0	0	0	0	0	1,436,580	1,436,580	1,479,677
93	33	500,319	0	0	0	0	0	0	1,561,570	1,561,570	1,592,801
94	34	525,335	0	0	0	0	0	0	1,700,828	1,700,828	1,717,837
95	35	551,602	0	0	0	0	0	0	1,857,076	1,857,076	1,857,076
96	36	579,182	0	0	0	0	0	0	2,031,801	2,031,801	2,031,801
97	37	608,141	0	0	0	0	0	0	2,222,967	2,222,967	2,222,967
98	38	638,548	0	0	0	0	0	0	2,432,118	2,432,118	2,432,118
99	39	670,475	0	0	0	0	0	0	2,660,947	2,660,947	2,660,947
100	40	703,999	0	0	0	0	0	0	2,911,306	2,911,306	2,911,306

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable monthly policy expense charges equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70%, of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 50

Non-smoker

Protective Single Premium Plus
$100,000 FACE AMOUNT
Initial Premium $29,023.68
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
51	1	30,475	28,143	24,806	100,000	29,846	26,508	100,000	31,549	28,211	100,000
52	2	31,999	27,255	24,280	100,000	30,657	27,682	100,000	34,259	31,284	100,000
53	3	33,599	26,393	23,781	100,000	31,491	28,879	100,000	37,205	34,593	100,000
54	4	35,278	25,558	23,309	100,000	32,348	30,099	100,000	40,407	38,158	100,000
55	5	37,042	24,748	22,861	100,000	33,230	31,344	100,000	43,888	42,001	100,000
56	6	38,895	23,962	22,439	100,000	34,137	32,613	100,000	47,671	46,148	100,000
57	7	40,839	23,201	22,040	100,000	35,069	33,909	100,000	51,819	50,658	100,000
58	8	42,881	22,462	21,664	100,000	36,028	35,230	100,000	56,328	55,530	100,000
59	9	45,025	21,746	21,311	100,000	37,014	36,579	100,000	61,229	60,793	100,000
60	10	47,277	21,051	21,051	100,000	38,028	38,028	100,000	66,560	66,560	100,000
61	11	49,640	20,479	20,479	100,000	39,264	39,264	100,000	72,715	72,715	100,000
62	12	52,122	19,921	19,921	100,000	40,542	40,542	100,000	79,500	79,500	100,170
63	13	54,728	19,377	19,377	100,000	41,862	41,862	100,000	86,962	86,962	107,832
64	14	57,465	18,847	18,847	100,000	43,226	43,226	100,000	95,114	95,114	116,039
65	15	60,338	18,331	18,331	100,000	44,635	44,635	100,000	104,024	104,024	124,828
66	16	63,355	17,828	17,828	100,000	46,092	46,092	100,000	113,764	113,764	135,379
67	17	66,523	17,338	17,338	100,000	47,598	47,598	100,000	124,389	124,389	146,779
68	18	69,849	16,860	16,860	100,000	49,153	49,153	100,000	135,978	135,978	159,095
69	19	73,341	16,395	16,395	100,000	50,796	50,796	100,000	148,620	148,620	172,399
70	20	77,008	15,941	15,941	100,000	52,494	52,494	100,000	162,406	162,406	186,767
71	21	80,859	15,499	15,499	100,000	54,248	54,248	100,000	177,433	177,433	200,499
72	22	84,902	15,068	15,068	100,000	56,061	56,061	100,000	193,894	193,894	215,222
73	23	89,147	14,648	14,648	100,000	57,935	57,935	100,000	211,958	211,958	231,035
74	24	93,604	14,239	14,239	100,000	59,871	59,871	100,000	231,810	231,810	248,037
75	25	98,284	13,841	13,841	100,000	61,872	61,872	100,000	253,680	253,680	266,364
76	26	103,199	13,452	13,452	100,000	63,940	63,940	100,000	277,844	277,844	291,736
77	27	108,359	13,074	13,074	100,000	66,077	66,077	100,000	304,218	304,218	319,428
78	28	113,777	12,705	12,705	100,000	68,286	68,286	100,000	332,990	332,990	349,639
79	29	119,465	12,345	12,345	100,000	70,568	70,568	100,000	364,362	364,362	382,580
80	30	125,439	11,995	11,995	100,000	72,926	72,926	100,000	398,548	398,548	418,475
81	31	131,711	11,654	11,654	100,000	75,364	75,364	100,000	435,768	435,768	457,556
82	32	138,296	11,321	11,321	100,000	77,882	77,882	100,000	476,253	476,253	500,065
83	33	145,211	10,997	10,997	100,000	80,485	80,485	100,000	520,248	520,248	546,261
84	34	152,471	10,681	10,681	100,000	83,175	83,175	100,000	568,308	568,308	596,723
85	35	160,095	10,374	10,374	100,000	85,955	85,955	100,000	620,807	620,807	651,848
86	36	168,100	10,074	10,074	100,000	88,828	88,828	100,000	678,157	678,157	712,065
87	37	176,505	9,781	9,781	100,000	91,797	91,797	100,000	740,804	740,804	777,844
88	38	185,330	9,497	9,497	100,000	94,864	94,864	100,000	809,239	809,239	849,701
89	39	194,597	9,219	9,219	100,000	98,035	98,035	102,937	883,995	883,995	928,195
90	40	204,326	8,949	8,949	100,000	101,311	101,311	106,377	965,657	965,657	1,013,940
91	41	214,543	8,685	8,685	100,000	104,697	104,697	108,885	1,054,863	1,054,863	1,097,058
92	42	225,270	8,428	8,428	100,000	108,197	108,197	111,443	1,152,310	1,152,310	1,186,879
93	43	236,533	8,178	8,178	100,000	111,813	111,813	114,049	1,258,759	1,258,759	1,283,934
94	44	248,360	7,934	7,934	100,000	115,632	115,632	116,788	1,376,019	1,376,019	1,389,779
95	45	260,778	7,697	7,697	100,000	119,902	119,902	119,902	1,508,242	1,508,242	1,508,242
96	46	273,817	7,465	7,465	100,000	124,596	124,596	124,596	1,656,702	1,656,702	1,656,702
97	47	287,508	7,240	7,240	100,000	129,474	129,474	129,474	1,819,776	1,819,776	1,819,776
98	48	301,883	7,020	7,020	100,000	134,543	134,543	134,543	1,998,901	1,998,901	1,998,901
99	49	316,977	6,805	6,805	100,000	139,810	139,810	139,810	2,195,659	2,195,659	2,195,659
100	50	332,826	6,597	6,597	100,000	145,284	145,284	145,284	2,411,783	2,411,783	2,411,783

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, current cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 50

Non-smoker

Protective Single Premium Plus
$100,000 FACE AMOUNT
Initial Premium $29,023.68
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
51	1	30,475	27,966	24,628	100,000	29,672	26,334	100,000	31,379	28,041	100,000
52	2	31,999	26,860	23,885	100,000	30,278	27,303	100,000	33,900	30,925	100,000
53	3	33,599	25,735	23,122	100,000	30,871	28,259	100,000	36,638	34,026	100,000
54	4	35,278	24,584	22,335	100,000	31,445	29,195	100,000	39,611	37,362	100,000
55	5	37,042	23,402	21,515	100,000	31,995	30,108	100,000	42,843	40,957	100,000
56	6	38,895	22,180	20,656	100,000	32,515	30,991	100,000	46,361	44,838	100,000
57	7	40,839	20,913	19,752	100,000	33,000	31,839	100,000	50,231	49,070	100,000
58	8	42,881	19,595	18,797	100,000	33,446	32,648	100,000	54,459	53,661	100,000
59	9	45,025	18,216	17,781	100,000	33,845	33,410	100,000	59,086	58,651	100,000
60	10	47,277	16,765	16,765	100,000	34,188	34,188	100,000	64,159	64,159	100,000
61	11	49,640	15,228	15,228	100,000	34,464	34,464	100,000	69,733	69,733	100,000
62	12	52,122	13,591	13,591	100,000	34,661	34,661	100,000	75,873	75,873	100,000
63	13	54,728	11,832	11,832	100,000	34,761	34,761	100,000	82,642	82,642	102,477
64	14	57,465	9,927	9,927	100,000	34,746	34,746	100,000	90,032	90,032	109,840
65	15	60,338	7,853	7,853	100,000	34,597	34,597	100,000	98,076	98,076	117,691
66	16	63,355	5,584	5,584	100,000	34,291	34,291	100,000	106,835	106,835	127,133
67	17	66,523	3,093	3,093	100,000	33,807	33,807	100,000	116,350	116,350	137,293
68	18	69,849	352	352	100,000	33,119	33,119	100,000	126,687	126,687	148,224
69	19	73,341	0	0	0	32,195	32,195	100,000	137,917	137,917	159,983
70	20	77,008	0	0	0	30,994	30,994	100,000	150,114	150,114	172,631
71	21	80,859	0	0	0	29,438	29,438	100,000	163,354	163,354	184,590
72	22	84,902	0	0	0	27,472	27,472	100,000	177,802	177,802	197,361
73	23	89,147	0	0	0	25,026	25,026	100,000	193,598	193,598	211,022
74	24	93,604	0	0	0	21,966	21,966	100,000	210,892	210,892	225,655
75	25	98,284	0	0	0	18,161	18,161	100,000	229,875	229,875	241,369
76	26	103,199	0	0	0	13,460	13,460	100,000	250,775	250,775	263,314
77	27	108,359	0	0	0	7,681	7,681	100,000	273,493	273,493	287,167
78	28	113,777	0	0	0	596	596	100,000	298,174	298,174	313,083
79	29	119,465	0	0	0	0	0	0	324,975	324,975	341,224
80	30	125,439	0	0	0	0	0	0	354,058	354,058	371,761
81	31	131,711	0	0	0	0	0	0	385,591	385,591	404,871
82	32	138,296	0	0	0	0	0	0	419,746	419,746	440,733
83	33	145,211	0	0	0	0	0	0	456,697	456,697	479,531
84	34	152,471	0	0	0	0	0	0	496,623	496,623	521,454
85	35	160,095	0	0	0	0	0	0	539,713	539,713	566,699
86	36	168,100	0	0	0	0	0	0	586,171	586,171	615,479
87	37	176,505	0	0	0	0	0	0	636,208	636,208	668,018
88	38	185,330	0	0	0	0	0	0	690,052	690,052	724,555
89	39	194,597	0	0	0	0	0	0	747,943	747,943	785,341
90	40	204,326	0	0	0	0	0	0	810,121	810,121	850,627
91	41	214,543	0	0	0	0	0	0	876,823	876,823	911,896
92	42	225,270	0	0	0	0	0	0	950,629	950,629	979,148
93	43	236,533	0	0	0	0	0	0	1,032,698	1,032,698	1,053,352
94	44	248,360	0	0	0	0	0	0	1,124,431	1,124,431	1,135,675
95	45	260,778	0	0	0	0	0	0	1,227,601	1,227,601	1,227,601
96	46	273,817	0	0	0	0	0	0	1,343,101	1,343,101	1,343,101
97	47	287,508	0	0	0	0	0	0	1,469,469	1,469,469	1,469,469
98	48	301,883	0	0	0	0	0	0	1,607,726	1,607,726	1,607,726
99	49	316,977	0	0	0	0	0	0	1,758,991	1,758,991	1,758,991
100	50	332,826	0	0	0	0	0	0	1,924,489	1,924,489	1,924,489

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable monthly policy expense charges, equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to 0.90% of such amount during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 50

Non-smoker

Protective Single Premium Plus
$100,000 FACE AMOUNT
Initial Premium $24,906.13
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
51	1	26,151	24,151	21,287	100,000	25,612	22,748	100,000	27,073	24,209	100,000
52	2	27,459	23,383	20,831	100,000	26,303	23,750	100,000	29,394	26,841	100,000
53	3	28,832	22,639	20,398	100,000	27,013	24,772	100,000	31,916	29,675	100,000
54	4	30,274	21,918	19,987	100,000	27,744	25,814	100,000	34,658	32,728	100,000
55	5	31,787	21,218	19,599	100,000	28,495	26,876	100,000	37,639	36,020	100,000
56	6	33,377	20,540	19,232	100,000	29,268	27,960	100,000	40,879	39,571	100,000
57	7	35,045	19,882	18,885	100,000	30,062	29,066	100,000	44,400	43,404	100,000
58	8	36,798	19,244	18,559	100,000	30,879	30,194	100,000	48,229	47,544	100,000
59	9	38,638	18,625	18,252	100,000	31,719	31,346	100,000	52,425	52,051	100,000
60	10	40,569	18,025	18,025	100,000	32,583	32,583	100,000	56,988	56,988	100,000
61	11	42,598	17,530	17,530	100,000	33,637	33,637	100,000	62,253	62,253	100,000
62	12	44,728	17,047	17,047	100,000	34,727	34,727	100,000	68,031	68,031	100,000
63	13	46,964	16,577	16,577	100,000	35,852	35,852	100,000	74,409	74,409	100,000
64	14	49,312	16,119	16,119	100,000	37,015	37,015	100,000	81,461	81,461	100,000
65	15	51,778	15,672	15,672	100,000	38,217	38,217	100,000	89,230	89,230	107,075
66	16	54,367	15,237	15,237	100,000	39,460	39,460	100,000	97,738	97,738	116,309
67	17	57,085	14,813	14,813	100,000	40,744	40,744	100,000	107,045	107,045	126,314
68	18	59,940	14,400	14,400	100,000	42,070	42,070	100,000	117,227	117,227	137,156
69	19	62,937	13,997	13,997	100,000	43,441	43,441	100,000	128,367	128,367	148,906
70	20	66,083	13,604	13,604	100,000	44,858	44,858	100,000	140,555	140,555	161,638
71	21	69,388	13,222	13,222	100,000	46,322	46,322	100,000	153,887	153,887	173,892
72	22	72,857	12,849	12,849	100,000	47,836	47,836	100,000	168,507	168,507	187,043
73	23	76,500	12,486	12,486	100,000	49,399	49,399	100,000	184,549	184,549	201,159
74	24	80,325	12,132	12,132	100,000	51,050	51,050	100,000	202,169	202,169	216,321
75	25	84,341	11,788	11,788	100,000	52,756	52,756	100,000	221,549	221,549	232,626
76	26	88,558	11,452	11,452	100,000	54,520	54,520	100,000	242,905	242,905	255,051
77	27	92,986	11,124	11,124	100,000	56,342	56,342	100,000	266,260	266,260	279,573
78	28	97,635	10,805	10,805	100,000	58,225	58,225	100,000	291,788	291,788	306,378
79	29	102,517	10,494	10,494	100,000	60,171	60,171	100,000	319,679	319,679	335,663
80	30	107,643	10,191	10,191	100,000	62,182	62,182	100,000	350,132	350,132	367,639
81	31	113,025	9,896	9,896	100,000	64,260	64,260	100,000	383,358	383,358	402,526
82	32	118,676	9,608	9,608	100,000	66,408	66,408	100,000	419,574	419,574	440,552
83	33	124,610	9,328	9,328	100,000	68,627	68,627	100,000	459,006	459,006	481,956
84	34	130,841	9,055	9,055	100,000	70,921	70,921	100,000	501,890	501,890	526,985
85	35	137,383	8,789	8,789	100,000	73,291	73,291	100,000	548,475	548,475	575,899
86	36	144,252	8,529	8,529	100,000	75,740	75,740	100,000	599,143	599,143	629,100
87	37	151,464	8,276	8,276	100,000	78,272	78,272	100,000	654,491	654,491	687,215
88	38	159,038	8,030	8,030	100,000	80,888	80,888	100,000	714,952	714,952	750,699
89	39	166,989	7,790	7,790	100,000	83,591	83,591	100,000	780,998	780,998	820,048
90	40	175,339	7,556	7,556	100,000	86,385	86,385	100,000	853,146	853,146	895,803
91	41	184,106	7,328	7,328	100,000	89,272	89,272	100,000	931,958	931,958	969,236
92	42	193,311	7,106	7,106	100,000	92,256	92,256	100,000	1,018,051	1,018,051	1,048,593
93	43	202,977	6,889	6,889	100,000	95,339	95,339	100,000	1,112,097	1,112,097	1,134,339
94	44	213,126	6,679	6,679	100,000	98,542	98,542	100,000	1,216,086	1,216,086	1,228,247
95	45	223,782	6,473	6,473	100,000	102,175	102,175	102,175	1,333,078	1,333,078	1,333,078
96	46	234,971	6,273	6,273	100,000	106,175	106,175	106,175	1,464,297	1,464,297	1,464,297
97	47	246,719	6,078	6,078	100,000	110,332	110,332	110,332	1,608,432	1,608,432	1,608,432
98	48	259,055	5,887	5,887	100,000	114,651	114,651	114,651	1,766,754	1,766,754	1,766,754
99	49	272,008	5,702	5,702	100,000	119,140	119,140	119,140	1,940,660	1,940,660	1,940,660
100	50	285,609	5,521	5,521	100,000	123,804	123,804	123,804	2,131,685	2,131,685	2,131,685

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, current cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to ..042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 50

Non-smoker

Protective Single Premium Plus
$100,000 FACE AMOUNT
Initial Premium $24,906.13
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
51	1	26,151	23,985	21,121	100,000	25,449	22,584	100,000	26,912	24,048	100,000
52	2	27,459	23,023	20,470	100,000	25,953	23,400	100,000	29,056	26,504	100,000
53	3	28,832	22,050	19,809	100,000	26,448	24,207	100,000	31,386	29,144	100,000
54	4	30,274	21,064	19,133	100,000	26,932	25,002	100,000	33,917	31,987	100,000
55	5	31,787	20,062	18,443	100,000	27,404	25,785	100,000	36,673	35,054	100,000
56	6	33,377	19,042	17,734	100,000	27,862	26,554	100,000	39,676	38,368	100,000
57	7	35,045	18,002	17,006	100,000	28,305	27,308	100,000	42,953	41,957	100,000
58	8	36,798	16,945	16,260	100,000	28,733	28,048	100,000	46,538	45,853	100,000
59	9	38,638	15,867	15,494	100,000	29,147	28,774	100,000	50,499	50,126	100,000
60	10	40,569	14,765	14,765	100,000	29,543	29,543	100,000	54,841	54,841	100,000
61	11	42,598	13,630	13,630	100,000	29,912	29,912	100,000	59,604	59,604	100,000
62	12	44,728	12,448	12,448	100,000	30,245	30,245	100,000	64,832	64,832	100,000
63	13	46,964	11,203	11,203	100,000	30,528	30,528	100,000	70,575	70,575	100,000
64	14	49,312	9,876	9,876	100,000	30,743	30,743	100,000	76,893	76,893	100,000
65	15	51,778	8,450	8,450	100,000	30,879	30,879	100,000	83,858	83,858	100,630
66	16	54,367	6,915	6,915	100,000	30,924	30,924	100,000	91,491	91,491	108,874
67	17	57,085	5,264	5,264	100,000	30,871	30,871	100,000	99,807	99,807	117,772
68	18	59,940	3,488	3,488	100,000	30,713	30,713	100,000	108,867	108,867	127,375
69	19	62,937	1,580	1,580	100,000	30,439	30,439	100,000	118,741	118,741	137,739
70	20	66,083	0	0	0	30,031	30,031	100,000	129,500	129,500	148,925
71	21	69,388	0	0	0	29,458	29,458	100,000	141,222	141,222	159,581
72	22	72,857	0	0	0	28,677	28,677	100,000	154,027	154,027	170,970
73	23	76,500	0	0	0	27,632	27,632	100,000	168,024	168,024	183,146
74	24	80,325	0	0	0	26,255	26,255	100,000	183,337	183,337	196,171
75	25	84,341	0	0	0	24,472	24,472	100,000	200,116	200,116	210,122
76	26	88,558	0	0	0	22,202	22,202	100,000	218,539	218,539	229,466
77	27	92,986	0	0	0	19,356	19,356	100,000	238,603	238,603	250,533
78	28	97,635	0	0	0	15,825	15,825	100,000	260,444	260,444	273,467
79	29	102,517	0	0	0	11,473	11,473	100,000	284,210	284,210	298,420
80	30	107,643	0	0	0	6,110	6,110	100,000	310,052	310,052	325,555
81	31	113,025	0	0	0	448	448	100,000	338,131	338,131	355,037
82	32	118,676	0	0	0	0	0	0	368,609	368,609	387,040
83	33	124,610	0	0	0	0	0	0	401,656	401,656	421,738
84	34	130,841	0	0	0	0	0	0	437,443	437,443	459,316
85	35	137,383	0	0	0	0	0	0	476,154	476,154	499,962
86	36	144,252	0	0	0	0	0	0	517,978	517,978	543,877
87	37	151,464	0	0	0	0	0	0	563,110	563,110	591,266
88	38	159,038	0	0	0	0	0	0	611,753	611,753	642,341
89	39	166,989	0	0	0	0	0	0	664,111	664,111	697,317
90	40	175,339	0	0	0	0	0	0	720,387	720,387	756,407
91	41	184,106	0	0	0	0	0	0	780,778	780,778	812,009
92	42	193,311	0	0	0	0	0	0	847,331	847,331	872,751
93	43	202,977	0	0	0	0	0	0	921,053	921,053	939,474
94	44	213,126	0	0	0	0	0	0	1,003,191	1,003,191	1,013,223
95	45	223,782	0	0	0	0	0	0	1,095,350	1,095,350	1,095,350
96	46	234,971	0	0	0	0	0	0	1,198,407	1,198,407	1,198,407
97	47	246,719	0	0	0	0	0	0	1,311,161	1,311,161	1,311,161
98	48	259,055	0	0	0	0	0	0	1,434,524	1,434,524	1,434,524
99	49	272,008	0	0	0	0	0	0	1,569,493	1,569,493	1,569,493
100	50	285,609	0	0	0	0	0	0	1,717,161	1,717,161	1,717,161

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable monthly policy expense charges equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70%, of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

        Incontestability.    Protective will not contest the Policy, or any supplemental rider or reinstated benefit, after the Policy or rider or reinstated benefit has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider or the date Protective approves the reinstatement application, unless fraud is involved. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

        Suicide Exclusion.    If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Changes in the Policy or Benefits

        Misstatement of Age or Sex.    If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided at the Policy Effective Date, at the correct age and sex.

        Other Changes.    At any time Protective may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Suspension or Delay in Payments

        Protective will ordinarily pay any Death Benefit Proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit Proceeds, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. See also "Payments from the Fixed Accounts".

        If mandated under applicable law, Protective may be required to block your account and thereby refuse any request for transfer, surrender, loan or death proceeds unless we receive instructions from the appropriate regulator.

Reports to Policy Owners

        Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Guaranteed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company

Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Assignment

        The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective, it must be in writing and filed at the Home Office. Once Protective has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

Arbitration

        The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy, other than causes of action arising under Federal Securities laws, will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states.

Supplemental Riders and Endorsements

    Supplemental Riders

        The following supplemental riders and endorsements may be available and may be added to your Policy subject to product and state availability. Riders may only be available at issue. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the Monthly Deduction. (See "Monthly Deduction".)

        Comprehensive Long-Term Care Accelerated Death Benefit Rider.    Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

        The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

1.
Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.
Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

        Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

        The monthly charge on the Protective Preserver Policy for this rider is $0.20833 per $1,000 of Face Amount, which is equivalent to an annual rate of $2.50 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $63.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is .0125% (which is equivalent to an annual rate of .15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

              Tax Consequences of the ADBR.    Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

           Amount of the Accelerated Death Benefit.    The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1% or 2% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

           Conditions for Receipt of the Accelerated Death Benefit.    In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

        Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

          Operation of the ADBR.    A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

           Effect on Existing Policy.    The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

        Lapse Protection Rider.    An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the

Protective Single Premium Plus. The monthly charge for this rider is .021% of the Policy Value which is equivalent to an annual rate of .25% of the Policy Value.

        Endorsements.    The Company may also issue as part of the Policy an endorsement for which there are no charges. The Waiver of Surrender Charge Endorsement provides for a waiver of surrender charges after the first Policy Year in the event the Owner enters a nursing home (for a period of ninety days or more) or is first diagnosed as having a terminal illness and has a life expectancy of twelve months or less.

        Additional rules and limits apply to these supplemental riders and endorsements. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective agent for further information, or contact the Home Office.

Reinsurance

        The Company may reinsure a portion of the risks assumed under the Policies.

USES OF THE POLICY

        Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements and (4) a supplement to other retirement plans.

        As with any investment, using this Policy under these or other applications entails certain risks including market risks and the possible loss of principal paid as premiums. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy Loans and interest paid on Policy Loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy Loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

        Prior to utilizing this Policy or the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

        In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

TAX CONSIDERATIONS

Introduction

        The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address state or local tax consequences or federal estate and gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective

        Protective is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective is not taxed on investment income and realized capital gains of the Variable Account, although Protective's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs.

Taxation of Life Insurance Policies

        Tax Status of the Policy    Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Value that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other earnings credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

              Diversification Requirements.    The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

           Ownership Treatment.    In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owner's gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued in regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

           The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values, and may be able to transfer among Funds more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

        The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

        Tax Treatment of Life Insurance Death Benefit Proceeds.    In general, the amount of the Death Benefit Proceeds payable under a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

        If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, payments generally will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary's income.

        Tax Deferral During Accumulation Period.    Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" generally will be includible in the Owner's income. The "investment in the contract" generally is the sum of premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Which Are MECs

        Characterization of a Policy as a MEC.    Generally, a life insurance contract will be considered a MEC for federal income tax purposes if (1) the life insurance contract is received in exchange for a life insurance contract that was a MEC, or (2) the life insurance contract is entered into on or after June 21, 1988 and premiums are paid into the life insurance contract more rapidly than the rate defined by a "7-Pay Test." The Internal Revenue Code generally provides that a life insurance contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the life insurance contract at any time during the first 7 years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the life insurance contract provided for paid-up future benefits after the payment of 7 level annual premiums.

        This Policy generally will be a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC and (2) no premium payments or other consideration (other than the exchanged contract) are paid into the Policy during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC. These circumstances could include a later increase in benefits, any other "material change" of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the Death Benefit during the first 7 Policy Years.

        Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.    If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any loan (and any interest thereon) will be treated as a withdrawal for tax purposes. In addition, the discussion of lapses (and surrenders) while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

        If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, although it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a qualified tax advisor.

        Penalty Tax.    Generally, proceeds of a surrender (or a withdrawal, including any deemed withdrawals such as loans) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

        Aggregation of Policies.    All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

        Constructive Receipt Issues.    The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Policies Which Are Not MECs

            Tax Treatment of Withdrawals Generally.    If the Policy is not a MEC, the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent the withdrawal exceeds the investment in the contract immediately before the withdrawal.

        Certain Distributions Required by the Tax Law in the First 15 Policy Years.    As stated above, section 7702 of the Internal Revenue Code places limitations on the amount of premiums that may be paid and the Policy Value that can accumulate relative to the Death Benefit. Where cash distributions are required under section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances. In particular, an Owner electing withdrawals on a regular basis should consider that such withdrawals (like all other withdrawals) will reduce the death benefit and thus may result in some amounts being included in income even though the withdrawals are less than the investment in the contract.

        Tax Treatment of Loans.    If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under such a Policy will constitute income to the Owner so long as the Policy remains in force. If a Policy lapses (or is surrendered) when a loan is outstanding, the amount of the loan outstanding will be treated as surrender proceeds for purposes of determining whether any amounts are includible in the owner's income.

Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider

        The Comprehensive Long-Term Care Accelerated Death Benefit Rider is intended to constitute qualified long-term care insurance under Section 7702B(b) of the Code. Nursing home care and community care benefits received pursuant to this rider generally will be excludable from income. However, if the amount of such benefits plus other per diem long-term care insurance benefits exceed a per diem limitation, such excess will be includible in income. For the year 2002, this limit is $210 per day or the equivalent amount in the case of payments on another periodic basis. Protective treats charges for this rider as a withdrawal from the Policy for tax purposes. Thus, part or all of such charges may be includible in income and, if the Policy is a MEC, the charges also may be subject to a 10% penalty tax.

        The Comprehensive Long-Term Care Accelerated Death Benefit Rider may be issued in certain States as a "non-qualified" rider, i.e., it would not constitute qualified long-term care insurance under section 7702B(b) of the Code. (The first page of the rider will state whether it is issued as a qualified rider.) The tax consequences associated with adding such a non-qualified rider, and the tax treatment of benefits received from such a rider, are uncertain. Accordingly, we urge you to consult a tax advisor before adding a non-qualified rider to your Policy or requesting an Accelerated Death Benefit from such a rider.

Actions to Ensure Compliance with the Tax Law

        Protective believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective will immediately refund the excess premiums with interest to the extent required by the Code. Protective also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations

        Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal.

Disallowance of Interest Deductions

        The Policy generally will be characterized as a single premium life insurance contract under section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the owner is an individual or a nonnatural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Federal Income Tax Withholding

        Protective will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

Sale of the Policies

        Investment Distributors, Inc. ("IDI"), a Tennessee corporation established in 1993 and a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., an affiliate of Protective and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses. Additionally, IDI receives the 12b-1 fees assessed against shares of certain Funds attributable to the Policies. IDI may pay some or all of these amounts to us as compensation for our provision of distribution and shareholder support services relating to the Policies on IDI's behalf. Registered representatives may be paid commissions on Policies they sell based on premiums paid in amounts up to 10.0% first year premium payment and .25% on unloaned Policy Value. Other allowances and overrides, and non-cash compensation, also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Commissions payable in connection with the sale of Policies to corporate purchasers or Policies involving Face Amounts in excess of $5 million may be higher than those identified above. We may use any of our corporate assets to cover the cost of distribution, including any profit from the mortality and expense risk charge.

Corporate Purchasers

        The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisors purchasing one or more Policies, Protective may reduce the amount of the policy expense charge, annual maintenance fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement, or arrangements, fee-only arrangements or clients of registered investment advisors.

Protective Directors and Executive Officers

        The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective's directors and executive officers.

Name	Age	Position with Protective
John D. Johns	50	Chairman of the Board and Director
Allen W. Ritchie	44	Executive Vice President, Chief Financial Officer and Director
R. Stephen Briggs	51	Executive Vice President, Individual Life and Director
Jim E. Massengale	60	Executive Vice President, Acquisitions and Director
Richard J. Bielen	41	Senior Vice President, Chief Investment Officer, Treasurer and
		Director
J. William Hamer, Jr.	57	Director
Thomas Davis Keyes	49	Director
Carolyn King	51	Senior Vice President, Investment Products and Director
Deborah J. Long	48	Senior Vice President, General Counsel, Secretary and Director
Steven A. Schultz	48	Senior Vice President, Financial Institutions and Director
Wayne E. Stuenkel	48	Senior Vice President and Chief Actuary and Director
Carl S. Thigpen	45	Senior Vice President, Chief Mortgage & Real Estate Officer
Judy Wilson	44	Senior Vice President, Stable Value Products
Jerry W. DeFoor	49	Vice President and Controller, and Chief Accounting Officer

        Mr. Johns has been President and Chief Executive Officer of PLC since December 2001 and President and Chairman of the Board of Protective Life since December 2001. He was President and Chief Operating Officer of PLC from August 1996 to December 2001. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation and John H. Harland Company.

        Mr. Ritchie has been Executive Vice President and Chief Financial Officer of PLC since August 2001 and Executive Vice President, Chief Financial Officer and a Director of Protective Life since November 2001. From July 1998 until 2000, Mr. Ritchie was President, Chief Executive Officer and Director of Per-Se Technologies, Inc. From April 1998 until July 1998, he served as Chief Operating Officer of Per-Se. From January 1998 until April 1998, Mr. Ritchie served as Executive Vice President and Chief Financial Officer of Per-Se Technologies, Inc. From 1996 to 1997, Mr. Ritchie was President of AGCO Corporation.

        Mr. Briggs has been Executive Vice President, Individual Life of PLC and Protective Life since October 1993 and has responsibility for the Individual Life Division. Mr. Briggs has been associated with PLC and its subsidiaries since 1977.

        Mr. Massengale has been Executive Vice President, Acquisitions of Protective Life and PLC since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective Life and PLC. Mr. Massengale has been employed by PLC and its subsidiaries since 1983.

        Mr. Bielen has been Senior Vice President, Chief Investment Officer and Treasurer of PLC and Protective Life since January 2002. From August 1996 to January 2002 he was Senior Vice President, Investments of PLC and Protective Life. He is a director of Protective Investment Company.

        Mr. Hamer has been Senior Vice President and Chief Human Resources Officer of PLC since May 2001, and a Director of Protective Life since June 2001. Mr. Hamer served as Vice President, Human Resources of PLC from May 1982 to May 2001. Mr. Hamer has been employed by PLC and its subsidiaries since May 1982.

        Mr. Keyes has been Senior Vice President, Information Services of PLC since April 1999, and a Director of Protective Life since May 1999. He was Vice President, Information Services of PLC from May 1992 to April 1999. Mr. Keyes has been employed by PLC and its subsidiaries since 1982.

        Ms. King has been Senior Vice President, Investment Products Division of PLC and of Protective Life since April 1995. She is a director of Protective Investment Company.

        Ms. Long has been Senior VP, Secretary and General Counsel of PLC since November 1996 and of Protective Life since September 1996. Ms. Long has been employed by PLC and its subsidiaries since 1993.

        Mr. Schultz has been Senior Vice President, Financial Institutions of Protective Life and PLC since March 1993. Mr. Schultz has been employed by PLC and its subsidiaries since 1989.

        Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective Life and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by PLC and its subsidiaries since September 1978.

        Mr. Thigpen has been Senior Vice President, Chief Mortgage and Real Estate Officer of PLC and Protective Life since January 2002. From March 2001 to January 2002, he was Senior Vice President, Investments of PLC and Protective Life. From May 1996 to March 2001, he was Vice President, Investments for PLC and Protective Life. Mr. Thigpen has been employed by PLC and its subsidiaries since 1992.

        Ms. Wilson has been Senior Vice President, Stable Value Products of Protective Life and PLC since January 1995. Ms. Wilson has been employed by PLC and its subsidiaries since 1991.

        Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective Life and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by PLC and its subsidiaries since August 1982.

State Regulation

        Protective is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective. Protective is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

        Protective is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

        A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees or by accessing the SEC's website at http://www.sec.gov.

Independent Accountants

        The audited statements of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2001 and 2000 and the related statements of operations and changes in net assets for each of the three years ended in the period December 31, 2001 included in this prospectus, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

        The consolidated balance sheets of Protective as of December 31, 2001 and 2000 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001 and the related financial statement schedules included in this prospectus, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

Experts

        Actuarial matters included in this Prospectus have been examined by Stephen Peeples F.S.A., M.A.A.A., whose opinion is filed as an exhibit to the registration statement.

IMSA

        Protective is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Legal Matters

        Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

        The audited statements of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2001 and 2000 and the related statements of operations and changes in net assets for each of the three years ended in the period December 31, 2001 as well as the Report of Independent Accountants are contained herein.

        The audited consolidated balance sheets for Protective as of December 31, 2001 and 2000 and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001, as well as the Report of Independent Accountants are contained herein.

        All other schedules to the financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors
of Protective Life Insurance Company

        In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of The Protective Variable Life Separate Account, consisting of PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, PIC Capital Growth, Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Investors Trust, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Investors Growth Stock, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth and Income, Oppenheimer Money Fund, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, Van Kampen Asset Allocation, Fidelity Index 500, Fidelity Growth and Fidelity ContraFund sub-accounts, at December 31, 2001 and 2000, and the results of its operations and changes in net assets for the three years ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 and 2000 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

April 2, 2002

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$3,369	$3,866	$1,373	$2,750	$6,549	$8,181	$122
Receivable from Protective Life Insurance Company	0	0	3	0	0	0	0

Total assets-	3,369	3,866	1,376	2,750	6,549	8,181	122

Liabilities
Payable to Protective Life Insurance Company	5	32	0	15	5	0	0

Net assets-	$3,364	$3,834	$1,376	$2,735	$6,544	$8,181	$122

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$825	$4,049	$5,032	$3,490	$2,220	$1,557	$749
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	825	4,049	5,032	3,490	2,220	1,557	749

Liabilities
Payable to Protective Life Insurance Company	0	14	3	4	0	12	1

Net assets-	$825	$4,035	$5,029	$3,486	$2,220	$1,545	$748

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$1,264	$3,313	$6,491	$4,548	$3,037	$1,748	$2,572
Receivable from Protective Life Insurance Company	0	0	5	0	0	3	18

Total assets-	1,264	3,313	6,496	4,548	3,037	1,751	2,590

Liabilities
Payable to Protective Life Insurance Company	0	17	0	7	18	0	0

Net assets-	$1,264	$3,296	$6,496	$4,541	$3,019	$1,751	$2,590

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$509	$3	$25	$2,357	$1,397	$2,740	$2,354
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	509	3	25	2,357	1,397	2,740	2,354

Liabilities
Payable to Protective Life Insurance Company	0	0	0	5	0	0	2

Net assets-	$509	$3	$25	$2,352	$1,397	$2,740	$2,352

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Total
Assets
Investment in sub-accounts at market value	$108	$91	$446	$133	$98	$77,366
Receivable from Protective Life Insurance Company	0	0	0	0	0	29

Total assets-	108	91	446	133	98	77,395

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	140

Net assets-	$108	$91	$446	$133	$98	$77,255

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$3,013	$4,463	$1,377	$1,905	$6,140	$8,645	$152
Receivable from Protective Life Insurance Company	0	6	3	0	0	21	0

Total assets-	3,013	4,469	1,380	1,905	6,140	8,666	152

Liabilities
Payable to Protective Life Insurance Company	0	0	0	1	3	0	0

Net assets-	$3,013	$4,469	$1,380	$1,904	$6,137	$8,666	$152

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$590	$4,985	$5,345	$3,085	$1,372	$1,105	$682
Receivable from Protective Life Insurance Company	0	0	5	1	0	2	0

Total assets-	590	4,985	5,350	3,086	1,372	1,107	682

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	4

Net assets-	$590	$4,985	$5,350	$3,086	$1,372	$1,107	$678

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$433	$3,851	$5,719	$3,550	$1,234	$1,017	$1,812
Receivable from Protective Life Insurance Company	0	4	13	1	0	3	4

Total assets-	433	3,855	5,732	3,551	1,234	1,020	1,816

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	16	0	0

Net assets-	$433	$3,855	$5,732	$3,551	$1,218	$1,020	$1,816

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$232	$10	$32	$1,103	$642	$476	$580
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	232	10	32	1,103	642	476	580

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	0

Net assets-	$232	$10	$32	$1,103	$642	$476	$580

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
Assets
Investment in sub-accounts at market value	$53	$21	$63,624
Receivable from Protective Life Insurance Company	0	0	63

Total assets	53	21	63,687

Liabilities
Payable to Protective Life Insurance Company	0	0	24

Net assets	$53	$21	$63,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$18	$28	$104	$22	$56	$26	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(11)	(9)	8	(3)	(6)	(29)	(3)

Capital gain distribution	0	576	0	0	850	902	2

Net realized gain (loss) on investments	(11)	567	8	(3)	844	873	(1)
Net unrealized appreciation (depreciation) on investments during the period	(319)	(1,663)	(52)	423	(1,610)	(2,221)	13

Net realized and unrealized gain (loss) on investments	(330)	(1,096)	(44)	420	(766)	(1,348)	12

Net increase (decrease) in net assets resulting from operations-	$(312)	$(1,068)	$60	$442	$(710)	$(1,322)	$12

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$31	$0	$1	$15	$31	$0	$27

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(1)	(30)	(5)	(3)	7	(13)	(10)
Capital gain distribution	15	264	638	76	46	44	71

Net realized gain (loss) on investments	14	234	633	73	53	31	61
Net unrealized appreciation (depreciation) on investments during the period	(97)	(2,040)	(1,841)	(622)	(61)	(94)	(319)

Net realized and unrealized gain (loss) on investments	(83)	(1,806)	(1,208)	(549)	(8)	(63)	(258)

Net increase (decrease) in net assets resulting from operations-	$(52)	$(1,806)	$(1,207)	$(534)	$23	$(63)	$(231)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$1	$33	$36	$20	$75	$36	$15

Net realized and unrealized gains (losses) on investments
Netrealized gain(loss) from redemption of investment shares	(4)	(10)	(12)	(1)	0	0	(21)
Capital gain distribution	8	513	542	0	0	39	272

Net realized gain (loss) on investments	4	503	530	(1)	0	39	251
Net unrealized appreciation (depreciation) on investments during the period	(204)	(1,896)	(1,376)	(418)	0	(7)	(542)

Net realized and unrealized gain (loss) on investments	(200)	(1,393)	(846)	(419)	0	32	(291)

Net increase (decrease) in net assets resulting from operations-	$(199)	$(1,360)	$(810)	$(399)	$75	$68	$(276)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$26	$0	$1	$2	$1	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	1	0	(17)	(1)	(1)	5
Capital gain distribution	0	0	0	0	51	4	5

Net realized gain (loss) on investments	1	1	0	(17)	50	3	10
Net unrealized appreciation (depreciation) on investments during the period	(24)	(1)	0	(627)	(198)	(44)	(44)

Net realized and unrealized gain (loss) on investments	(23)	0	0	(644)	(148)	(41)	(34)

Net increase (decrease) in net assets resulting from operations	$3	$0	$1	$(642)	$(147)	$(41)	$(34)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Total
Investment income
Dividends	$1	$1	$0	$0	$0	$607

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	(168)
Capital gain distribution	0	0	0	0	0	4,918

Net realized gain (loss) on investments	0	0	0	0	0	4,750
Net unrealized appreciation (depreciation) on investments during the period	(1)	(1)	(9)	(9)	(2)	(15,906)

Net realized and unrealized gain (loss) on investments	(1)	(1)	(9)	(9)	(2)	(11,156)

Net increase (decrease) in net assets resulting from operations	$0	$0	$(9)	$(9)	$(2)	$(10,549)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$55	$61	$89	$9	$25	$8	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(3)	(4)	0	1	(3)	(4)	(1)
Capital gain distribution	66	619	0	0	693	596	6

Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) on investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net realized and unrealized gain (loss) on investments	(234)	(740)	12	430	(649)	(634)	0

Net increase (decrease) in net assets resulting from operations-	$(179)	$(679)	$101	$439	$(624)	$(626)	$0

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$10	$0	$2	$11	$23	$0	$3

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(6)	2	3	0	0	1
Capital gain distribution	17	255	298	20	22	8	25

Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) on investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net realized and unrealized gain (loss) on investments	(26)	(1,189)	(318)	6	160	(55)	18

Net increase (decrease) in net assets resulting from operations-	$(16)	$(1,189)	$(316)	$17	$183	$(55)	$21

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$0	$0	$5	$10	$76	$52	$2

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	1	1	0	0	0
Capital gain distribution	0	124	260	132	0	0	88

Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) on investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net realized and unrealized gain (loss) on investments	(34)	(848)	(186)	(308)	0	(30)	(20)

Net increase (decrease) in net assets resulting from operations-	$(34)	$(848)	$(181)	$(298)	$76	$22	$(18)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$6	$0	$0	$0	$0	$3	$5

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	2	0	0	1
Capital gain distribution	0	0	0	0	0	3	26

Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) on investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net realized and unrealized gain (loss) on investments	(13)	1	2	(237)	(87)	50	24

Net increase (decrease) in net assets resulting from operations-	$(7)	$1	$2	$(237)	$(87)	$53	$29

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
Investment income
Dividends	$0	$0	$455

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(9)
Capital gain distribution	0	0	3,258

Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) on investments during the period	5	0	(8,149)

Net realized and unrealized gain (loss) on investments	5	0	(4,900)

Net increase (decrease) in net assets resulting from operations-	$5	$0	$(4,445)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$2	$8	$0	$0	$0	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	0	0	0	(1)	(1)	0
Capital gain distribution	32	37	3	0	13	65	0

Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) on investments during the period	98	718	(7)	(7)	608	1,176	7

Net realized and unrealized gain (loss) on investments	131	755	(4)	(7)	620	1,240	7

Net increase (decrease) in net assets resulting from operations-	$133	$763	$(4)	$(7)	$620	$1,240	$7

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$3	$0	$4	$3	$5	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(1)	(1)	(1)	(1)	0	1
Capital gain distribution	9	0	19	4	9	3	0

Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) on investments during the period	(2)	1,336	616	99	(9)	43	26

Net realized and unrealized gain (loss) on investments	7	1,335	634	102	(1)	46	27

Net increase (decrease) in net assets resulting from operations-	$10	$1,335	$638	$105	$4	$46	$27

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Investment income
Dividends	$0	$4	$3	$60	$15	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	1	0	1	0	0	0
Capital gain distribution	0	43	4	0	0	0	0

Net realized gain (loss) on investments	0	44	4	1	0	0	0

Net unrealized appreciation (depreciation) on investments during the period	850	736	210	0	0	66	1

Net realized and unrealized gain (loss) on investments	850	780	214	1	0	66	1

Net increase (decrease) in net assets resulting from operations-	$850	$784	$217	$61	$15	$66	$1

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
Investment income
Dividends	$0	$0	$107

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(2)
Capital gain distribution	0	0	241

Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) on investments during the period	1	0	6,566

Net realized and unrealized gain (loss) on investments	1	0	6,805

Net increase (decrease) in net assets resulting from operations-	$1	$0	$6,912

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Investment income	$18	$28	$104	$22	$56	$26	$0
Net realized gain (loss) on investments	(11)	567	8	(3)	844	873	(1)
Net unrealized appreciation (depreciation) of investments during the period	(319)	(1,663)	(52)	423	(1,610)	(2,221)	13

Net increase (decrease) in net assets resulting from operations	(312)	(1,068)	60	442	(710)	(1,322)	12

From variable life policy transactions
Contract owners' net payments	521	848	164	412	1,174	1,441	3
Mortality and expense risk charges	(28)	(37)	(11)	(21)	(55)	(74)	(1)
Cost of insurance and administrative charges	(241)	(399)	(85)	(206)	(506)	(676)	(14)
Surrenders	(77)	(104)	(289)	(102)	(99)	(186)	(4)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(30)	(19)	(9)	(8)	(45)	(52)	0
Transfers (to) from other portfolios	518	144	166	314	648	384	(26)

Net increase (decrease) in net assets resulting from variable life policy transactions	663	433	(64)	389	1,117	837	(42)

Net increase (decrease) in net assets	351	(635)	(4)	831	407	(485)	(30)

Net assets, beginning of year	3,013	4,469	1,380	1,904	6,137	8,666	152

Net assets, end of year	$3,364	$3,834	$1,376	$2,735	$6,544	$8,181	$122

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Investment income	$31	$0	$1	$15	$31	$0	$27
Net realized gain (loss) on investments	14	234	633	73	53	31	61
Net unrealized appreciation (depreciation) of investments during the period	(97)	(2,040)	(1,841)	(622)	(61)	(94)	(319)

Net increase (decrease) in net assets resulting from operations	(52)	(1,806)	(1,207)	(534)	23	(63)	(231)

From variable life policy transactions
Contract owners' net payments	139	1,072	999	488	249	415	149
Mortality and expense risk charges	(7)	(37)	(44)	(28)	(15)	(12)	(7)
Cost of insurance and administrative charges	(61)	(432)	(430)	(241)	(123)	(159)	(64)
Surrenders	(1)	(79)	(122)	(64)	(9)	(21)	(25)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(1)	(35)	(46)	(16)	(12)	(9)	(1)
Transfers (to) from other portfolios	218	367	529	795	735	287	249

Net increase (decrease) in net assets resulting from variable life policy transactions	287	856	886	934	825	501	301

Net increase (decrease) in net assets	235	(950)	(321)	400	848	438	70
Net assets, beginning of year	590	4,985	5,350	3,086	1,372	1,107	678

Net assets, end of year	$825	$4,035	$5,029	$3,486	$2,220	$1,545	$748

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Investment income	$1	$33	$36	$20	$75	$36	$15
Net realized gain (loss) on investments	4	503	530	(1)	0	39	251
Net unrealized appreciation (depreciation) of investments during the period	(204)	(1,896)	(1,376)	(418)	0	(7)	(542)

Net increase (decrease) in net assets resulting from operations	(199)	(1,360)	(810)	(399)	75	68	(276)

From variable life policy transactions
Contract owners' net payments	241	880	1,201	596	713	154	561
Mortality and expense risk charges	(9)	(30)	(54)	(35)	(19)	(12)	(21)
Cost of insurance and administrative charges	(83)	(384)	(534)	(278)	(311)	(90)	(231)
Surrenders	(19)	(79)	(125)	(79)	(69)	(34)	(16)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(30)	(76)	(20)	(9)	(8)	(44)
Transfers (to) from other portfolios	900	444	1,162	1,205	1,421	653	801

Net increase (decrease) in net assets resulting from variable life policy transactions	1,030	801	1,574	1,389	1,726	663	1,050

Net increase (decrease) in net assets	831	(559)	764	990	1,801	731	774
Net assets, beginning of year	433	3,855	5,732	3,551	1,218	1,020	1,816

Net assets, end of year	$1,264	$3,296	$6,496	$4,541	$3,019	$1,751	$2,590

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Investment income	$26	$0	$1	$2	$1	$0	$0
Net realized gain (loss) on investments	1	1	0	(17)	50	3	10
Net unrealized appreciation (depreciation) of investments during the period	(24)	(1)	0	(627)	(198)	(44)	(44)

Net increase (decrease) in net assets resulting from operations	3	0	1	(642)	(147)	(41)	(34)

From variable life policy transactions
Contract owners' net payments	43	0	0	586	283	388	290
Mortality and expense risk charges	(3)	0	0	(17)	(9)	(15)	(12)
Cost of insurance and administrative charges	(21)	0	(2)	(215)	(94)	(147)	(115)
Surrenders	(29)	0	0	(7)	(16)	(25)	(32)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(3)	0	0	(12)	(2)	(2)	(28)
Transfers (to) from other portfolios	287	(7)	(6)	1,556	740	2,106	1,703

Net increase (decrease) in net assets resulting from variable life policy transactions	274	(7)	(8)	1,891	902	2,305	1,806

Net increase (decrease) in net assets	277	(7)	(7)	1,249	755	2,264	1,772
Net assets, beginning of year	232	10	32	1,103	642	476	580

Net assets, end of year	$509	$3	$25	$2,352	$1,397	$2,740	$2,352

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Total
From operations
Investment income	$1	$1	$0	$0	$0	$607
Net realized gain (loss) on investments	0	0	0	0	0	4,750
Net unrealized appreciation (depreciation) of investments during the period	(1)	(1)	(9)	(9)	(2)	(15,906)

Net increase (decrease) in net assets resulting from operations	0	0	(9)	(9)	(2)	(10,549)

From variable life policy transactions
Contract owners' net payments	14	6	34	4	11	14,079
Mortality and expense risk charges	(1)	(1)	(2)	(1)	0	(618)
Cost of insurance and administrative charges	(6)	(4)	(21)	(9)	(7)	(6,189)
Surrenders	0	0	0	0	0	(1,712)
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	0	0	(517)
Transfers (to) from other portfolios	48	69	444	148	96	19,098

Net increase (decrease) in net assets resulting from variable life policy transactions	55	70	455	142	100	24,141

Net increase (decrease) in net assets	55	70	446	133	98	13,592
Net assets, beginning of year	53	21	0	0	0	63,663

Net assets, end of year	$108	$91	$446	$133	$98	$77,255

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Investment income	$55	$61	$89	$9	$25	$8	$0
Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) of investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net increase (decrease) in net assets resulting from operations	(179)	(679)	101	439	(624)	(626)	0

From variable life policy transactions
Contract owners' net payments	602	820	134	398	894	1,425	25
Mortality and expense risk charges	(28)	(39)	(10)	(14)	(50)	(75)	(1)
Cost of insurance and administrative charges	(226)	(330)	(65)	(138)	(394)	(576)	(12)
Surrenders	(190)	(212)	(53)	(154)	(55)	(320)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(18)	(23)	2	(7)	(55)	(42)	0
Transfers (to) from other portfolios	136	1,554	501	255	2,034	2,162	101

Net increase (decrease) in net assets resulting from variable life policy transactions	276	1,770	509	340	2,374	2,574	113

Net increase (decrease) in net assets	97	1,091	610	779	1,750	1,948	113
Net assets, beginning of year	2,916	3,378	770	1,125	4,387	6,718	39

Net assets, end of year	$3,013	$4,469	$1,380	$1,904	$6,137	$8,666	$152

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Investment income	$10	$0	$2	$11	$23	$0	$3
Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) of investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net increase (decrease) in net assets resulting from operations	(16)	(1,189)	(316)	17	183	(55)	21

From variable life policy transactions
Contract owners' net payments	94	900	798	379	123	205	51
Mortality and expense risk charges	(4)	(44)	(46)	(24)	(10)	(6)	(4)
Cost of insurance and administrative charges	(40)	(393)	(354)	(174)	(71)	(70)	(21)
Surrenders	(2)	(73)	(87)	(45)	(7)	(21)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(15)	(55)	(28)	(36)	(4)	4	1
Transfers (to) from other portfolios	452	2,339	1,609	1,036	552	845	453

Net increase (decrease) in net assets resulting from variable life policy transactions	485	2,674	1,892	1,136	583	957	480

Net increase (decrease) in net assets	469	1,485	1,576	1,153	766	902	501
Net assets, beginning of year	121	3,500	3,774	1,933	606	205	177

Net assets, end of year	$590	$4,985	$5,350	$3,086	$1,372	$1,107	$678

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Investment income	$0	$0	$5	$10	$76	$52	$2
Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) of investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net increase (decrease) in net assets resulting from operations	(34)	(848)	(181)	(298)	76	22	(18)

From variable life policy transactions
Contract owners' net payments	27	769	888	382	202	123	206
Mortality and expense risk charges	(1)	(36)	(43)	(28)	(10)	(7)	(9)
Cost of insurance and administrative charges	(4)	(319)	(362)	(179)	(67)	(59)	(90)
Surrenders	(2)	(87)	(57)	(57)	0	(23)	(6)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(14)	6	(19)	(13)	0	(4)
Transfers (to) from other portfolios	447	2,206	2,205	1,838	(1,366)	368	1,373

Net increase (decrease) in net assets resulting from variable life policy transactions	467	2,519	2,637	1,937	(1,254)	402	1,470

Net increase (decrease) in net assets	433	1,671	2,456	1,639	(1,178)	424	1,452
Net assets, beginning of year	0	2,184	3,276	1,912	2,396	596	364

Net assets, end of year	$433	$3,855	$5,732	$3,551	$1,218	$1,020	$1,816

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Investment income	$6	$0	$0	$0	$0	$3	$5
Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) of investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net increase (decrease) in net assets resulting from operations	(7)	1	2	(237)	(87)	53	29

From variable life policy transactions
Contract owners' net payments	1	1	0	90	40	31	14
Mortality and expense risk charges	(1)	0	0	(3)	(1)	(1)	(1)
Cost of insurance and administrative charges	(4)	(1)	(2)	(33)	(9)	(7)	(8)
Surrenders	0	0	0	(3)	0	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	(5)	(2)	(1)	(2)
Transfers (to) from other portfolios	179	(2)	31	1,294	701	403	548

Net increase (decrease) in net assets resulting from variable life policy transactions	175	(2)	29	1,340	729	423	551

Net increase (decrease) in net assets	168	(1)	31	1,103	642	476	580
Net assets, beginning of year	64	11	1	0	0	0	0

Net assets, end of year	$232	$10	$32	$1,103	$642	$476	$580

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Asset	Van Kampen Asset Allocation	Total
From operations
Investment income	$0	$0	455
Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) of investments during the period	5	0	(8,149)

Net increase (decrease) in net assets resulting from operations	5	0	(4,445)

From variable life policy transactions
Contract owners' net payments	0	0	9,622
Mortality and expense risk charges	0	0	(496)
Cost of insurance and administrative charges	0	0	(4,008)
Surrenders	(2)	0	(1,458)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(330)
Transfers (to) from other portfolios	50	21	24,325

Net increase (decrease) in net assets resulting from variable life policy transactions	48	21	27,655

Net increase (decrease) in net assets	53	21	23,210
Net assets, beginning of year	0	0	40,453

Net assets, end of year	$53	$21	$63,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Investment income	$2	$8	$0	$0	$0	$0	$0
Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) of investments during the period	98	718	(7)	(7)	608	1,176	7

Net increase (decrease) in net assets resulting from operations	133	763	(4)	(7)	620	1,240	7

From variable life policy transactions
Contract owners' net payments	591	546	67	327	432	837	4
Mortality and expense risk charges	(22)	(19)	(5)	(9)	(25)	(39)	0
Cost of insurance and administrative charges	(254)	(223)	(46)	(114)	(222)	(396)	(1)
Surrenders	(133)	(74)	(16)	(53)	(127)	(182)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(29)	(37)	(11)	(14)	(30)	(65)	0
Transfers (to) from other portfolios	691	957	473	213	2,217	2,665	25

Net increase (decrease) in net assets resulting from variable life policy transactions	844	1,150	462	350	2,245	2,820	28

Net increase (decrease) in net assets	977	1,913	458	343	2,865	4,060	35
Net assets, beginning of year	1,939	1,465	312	782	1,522	2,658	4

Net assets, end of year	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Investment income	$3	$0	$4	$3	$5	$0	$0
Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) of investments during the period	(2)	1,336	616	99	(9)	43	26

Net increase (decrease) in net assets resulting from operations	10	1,335	638	105	4	46	27

From variable life policy transactions
Contract owners' net payments	37	361	553	144	89	11	5
Mortality and expense risk charges	(1)	(14)	(21)	(11)	(3)	0	(1)
Cost of insurance and administrative charges	(7)	(167)	(224)	(97)	(41)	(3)	(2)
Surrenders	(13)	(78)	(99)	(44)	(3)	0	(1)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(4)	(11)	(36)	(14)	(8)	0	0
Transfers (to) from other portfolios	70	1,378	1,548	1,358	436	151	149

Net increase (decrease) in net assets resulting from variable life policy transactions	82	1,469	1,721	1,336	470	159	150

Net increase (decrease) in net assets	92	2,804	2,359	1,441	474	205	177
Net assets, beginning of year	29	696	1,415	492	132	0	0

Net assets, end of year	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
From operations
Investment income	$0	$4	$3	$60	$15	$0	$0
Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) of investments during the period	850	736	210	0	0	66	1

Net increase (decrease) in net assets resulting from operations	850	784	217	61	15	66	1

From variable life policy transactions
Contract owners' net payments	279	457	147	78	41	23	3
Mortality and expense risk charges	(10)	(16)	(10)	(10)	(3)	0	0
Cost of insurance and administrative charges	(122)	(176)	(77)	(55)	(36)	(6)	0
Surrenders	(29)	(71)	(4)	(17)	(4)	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(13)	(37)	(8)	0	0	(2)	0
Transfers (to) from other portfolios	631	1,324	1,288	2,036	441	285	60

Net increase (decrease) in net assets resulting from variable life policy transactions	736	1,481	1,336	2,032	439	298	63

Net increase (decrease) in net assets	1,586	2,265	1,553	2,093	454	364	64
Net assets, beginning of year	598	1,011	359	303	142	0	0

Net assets, end of year	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
From operations
Investment income	$0	$0	$107
Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) of investments during the period	1	0	6,566

Net increase (decrease) in net assets resulting from operations	1	0	6,912

From variable life policy transactions
Contract owners' net payments	0	1	5,033
Mortality and expense risk charges	0	0	(219)
Cost of insurance and administrative charges	0	0	(2,269)
Surrenders	0	0	(950)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(319)
Transfers (to) from other portfolios	10	0	18,406

Net increase (decrease) in net assets resulting from variable life policy transactions	10	1	19,682
Net increase (decrease) in net assets	11	1	26,594
Net assets, beginning of year	0	0	13,859

Net assets, end of year	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

1.    ORGANIZATION

        The Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies (Contracts).

        Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

        At December 31, 1998, the Separate Account was comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts were the PIC Money Market, PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC CORE US Equity, and PIC Capital Growth sub-account. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund. The ten independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond, sub-accounts. These ten independent sub-accounts were added July 1, 1997 with sales beginning on that date. Protective Life invests contract owners' funds in exchange for shares in the independent funds. Protective Life then holds the shares for the contract owners.

        During the year ended December 31, 1999, the Separate Account added six additional sub-accounts. The additional sub-accounts are the MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts. These six sub-accounts were added April 1, 1999, with sales beginning on that date. Additionally, the Oppenheimer Growth Fund changed its name to the Oppenheimer Capital Appreciation Fund, and the PIC Money Market account was replaced with the Oppenheimer Money Fund. Results of operations and changes in net assets for the PIC Money Market sub-account and the Oppenheimer Money Fund are combined for the year ended December 31, 1999.

        During the year ended December 31, 2000, the Separate Account added seven additional sub-accounts. These additional sub-accounts are the MFS Growth, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, and Van Kampen Asset Allocation and were added May 1, 2000, with sales beginning on that date. Also, the Oppenheimer Growth and Income Fund changed its name to the Oppenheimer Main Street Growth and Income Fund.

        During the year ended December 31, 2001, the Separate Account added three additional sub-accounts. These additional sub-accounts are the Fidelity Index 500, Fidelity Growth, and Fidelity ContraFund and were added January 3, 2001 with sales beginning on that date. Also, the MFS Growth with Income Fund changed its name to the MFS Investors Trust Fund and the MFS Growth Fund changed its name to the MFS Investors Growth Stock Fund.

        Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as variable life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (see Note 5). The Separate Account's assets are the property of Protective Life.

        Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value as of December 31, 2001 and 2000 was approximately $3.4 million and $2.1 million, respectively.

        Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual sub-accounts and the sub-accounts and the Guaranteed Account.

2.    SIGNIFICANT ACCOUNTING POLICIES

        Investment Valuation —  Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

        Realized Gains and Losses —  Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

        Dividend Income and Capital Gain Distributions —  Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the underlying investment company's financials.

        Mortality and Expense Risk —  Protective Life deducts a charge from the net assets of the Separate Account to compensate for the mortality risk assumed, in which the cost of insurance charges may be insufficient to meet actual death benefit claims, and to protect against the risk that fees charged in administering the contracts may not cover actual future expenses. These charges do not apply to the portion of the net assets that are allocated to the General Account. The charges range from .75% to .90% dependent upon the specific type and terms of the contract.

        Surrender Charges —  Protective Life may assess a surrender charge on some products against the net policy assets of a contract owner if the policy is surrendered early. This surrender charge is deducted prior to the payment of any amounts to the contract owner. This surrender charge is made to reimburse Protective Life for some of the expenses incurred with the initial distribution of the policies. Surrender charges are assessed and calculated based on various factors within the policies, and generally decline as the term of the policy increases.

        Cost of Insurance Charges —  Protective Life may assess an insurance charge to compensate for the expense of underwriting the death benefit portion of each contract. This charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time in-force elapses. The cost of insurance charge made against each policy will not exceed the maximum cost of insurance amounts specified and set forth in the individual contracts.

        Use of Estimates —  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

        Federal Income Taxes —  The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (parent of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been or is currently being made against the Separate Account for such tax.

        Reclassifications —  Certain reclassifications have been made in the previously reported financial statements and the accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net assets.

3.    INVESTMENTS

        At December 31, 2001 and 2000, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	2001
	Shares	Cost	Market Value
PIC Growth and Income	280,150	$4,144	$3,369
PIC International Equity	427,269	6,083	3,866
PIC Global Income	134,751	1,425	1,373
PIC Small Cap Value	199,794	2,088	2,750
PIC CORE US Equity	399,129	8,717	6,549
PIC Capital Growth	472,424	9,976	8,181
Calvert Social Small Cap Growth	8,211	106	122
Calvert Social Balanced	469,291	968	825
MFS Emerging Growth	225,205	6,076	4,049
MFS Research	351,407	6,711	5,032
MFS Investors Trust	203,734	3,995	3,490
MFS Total Return	119,281	2,145	2,220
MFS New Discovery	101,945	1,671	1,557
MFS Utilities	46,974	1,050	749
MFS Investors Growth Stock	129,383	1,502	1,264
Oppenheimer Aggressive Growth	81,353	5,270	3,313
Oppenheimer Capital Appreciation	177,448	7,465	6,491
Oppenheimer Main St. Growth and Income	239,505	5,170	4,548
Oppenheimer Money Fund	3,036,854	3,037	3,037
Oppenheimer Strategic Bond	378,379	1,785	1,748
Oppenheimer Global Securities	112,631	3,156	2,572
Oppenheimer High Income	59,602	545	509
Van Eck Hard Asset	310	3	3
Van Eck Real Estate	2,340	23	25
Van Kampen Emerging Growth	83,112	3,222	2,357
Van Kampen Enterprise	93,794	1,682	1,397
Van Kampen Comstock	239,729	2,738	2,740
Van Kampen Growth and Income	148,042	2,401	2,354
Van Kampen Strategic Stock	9,133	103	108
Van Kampen Asset Allocation	9,057	92	91
Fidelity Index 500	3,432	455	446
Fidelity Growth	3,977	142	133
Fidelity ContraFund	4,910	100	98

	8,252,556	$94,046	$77,366

	2000
	Shares	Cost	Market Value
PIC Growth and Income	225,568	$3,495	$3,013
PIC International Equity	327,046	5,007	4,463
PIC Global Income	129,744	1,377	1,377
PIC Small Cap Value	166,896	1,667	1,905
PIC CORE US Equity	286,504	6,683	6,140
PIC Capital Growth	380,878	8,201	8,645
Calvert Social Small Cap Growth	11,225	149	152
Calvert Social Balanced	294,462	635	590
MFS Emerging Growth	172,862	4,972	4,985
MFS Research	256,978	5,165	5,345
MFS Investors Trust	146,813	2,968	3,085
MFS Total Return	70,025	1,235	1,372
MFS New Discovery	66,596	1,126	1,105
MFS Utilities	28,839	664	682
MFS Investors Growth Stock	33,301	467	433
Oppenheimer Aggressive Growth	54,423	3,910	3,851
Oppenheimer Capital Appreciation	122,644	5,314	5,719
Oppenheimer Main St. Growth and Income	166,982	3,754	3,550
Oppenheimer Money Fund	1,232,465	1,233	1,234
Oppenheimer Strategic Bond	216,909	1,046	1,017
Oppenheimer Global Securities	59,802	1,853	1,812
Oppenheimer High Income	25,002	245	232
Van Eck Hard Asset	856	9	10
Van Eck Real Estate	3,059	30	32
Van Kampen Emerging Growth	26,606	1,342	1,103
Van Kampen Enterprise	31,638	729	642
Van Kampen Comstock	40,481	429	476
Van Kampen Growth and Income	34,115	583	580
Van Kampen Strategic Stock	4,430	48	53
Van Kampen Asset Allocation	1,996	21	21

	4,619,145	$64,357	$63,624

        During the year ended December 31, 2001, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	86,206	83,419	40,652	68,025	88,274	78,553	1,350
Shares received from reinvestment of dividends	1,463	60,953	10,364	1,666	52,735	50,192	107

Total shares acquired	87,669	144,372	51,016	69,691	141,009	128,745	1,457
Shares redeemed	(33,087)	(44,149)	(46,009)	(36,793)	(28,384)	(37,199)	(4,471)

Net increase (decrease) in shares owned	54,582	100,223	5,007	32,898	112,625	91,546	(3,014)
Shares owned, beginning of period	225,568	327,046	129,744	166,896	286,504	380,878	11,225

Shares owned, end of period	280,150	427,269	134,751	199,794	399,129	472,424	8,211

Cost of shares acquired	$1,053	$1,549	$530	$876	$2,533	$2,493	$20

Cost of shares redeemed	$(404)	$(473)	$(482)	$(455)	$(499)	$(718)	$(63)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	193,067	63,968	72,798	71,614	59,887	49,068	26,221
Shares received from reinvestment of dividends	26,291	12,606	39,000	4,825	4,160	2,885	4,731

Total shares acquired	219,358	76,574	111,798	76,439	64,047	51,953	30,952
Shares redeemed	(44,529)	(24,231)	(17,369)	(19,518)	(14,791)	(16,604)	(12,817)

Net increase (decrease) in shares owned	174,829	52,343	94,429	56,921	49,256	35,349	18,135
Shares owned, beginning of period	294,462	172,862	256,978	146,813	70,025	66,596	28,839

Shares owned, end of period	469,291	225,205	351,407	203,734	119,281	101,945	46,974

Cost of shares acquired	$417	$1,594	$1,825	$1,369	$1,173	$789	$622

Cost of shares redeemed	$(84)	$(490)	$(279)	$(342)	$(263)	$(244)	$(236)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	106,932	22,290	47,767	89,134	3,654,319	187,978	54,898
Shares received from reinvestment of dividends	807	11,925	15,139	1,046	75,456	16,411	12,654

Total shares acquired	107,739	34,215	62,906	90,180	3,729,775	204,389	67,552
Shares redeemed	(11,657)	(7,285)	(8,102)	(17,657)	(1,925,386)	(42,919)	(14,723)

Net increase (decrease) in shares owned	96,082	26,930	54,804	72,523	1,804,389	161,470	52,829
Shares owned, beginning of period	33,301	54,423	122,644	166,982	1,232,465	216,909	59,802

Shares owned, end of period	129,383	81,353	177,448	239,505	3,036,854	378,379	112,631

Cost of shares acquired	$1,164	$1,671	$2,460	$1,754	$3,729	$934	$1,658

Cost of shares redeemed	$(129)	$(311)	$(309)	$(338)	$(1,925)	$(195)	$(355)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	53,596	27	4,043	67,690	62,661	228,674	133,095
Shares received from reinvestment of dividends	2,868	6	117	50	3,518	343	353

Total shares acquired	56,464	33	4,160	67,740	66,179	229,017	133,448
Shares redeemed	(21,864)	(579)	(4,879)	(11,234)	(4,023)	(29,769)	(19,521)

Net increase (decrease) in shares owned	34,600	(546)	(719)	56,506	62,156	199,248	113,927
Shares owned, beginning of period	25,002	856	3,059	26,606	31,638	40,481	34,115

Shares owned, end of period	59,602	310	2,340	83,112	93,794	239,729	148,042

Cost of shares acquired	$480	$0	$45	$2,227	$1,014	$2,651	$2,112

Cost of shares redeemed	$(180)	$(6)	$(52)	$(347)	$(61)	$(342)	$(294)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund
Shares purchased	5,573	13,198	3,586	5,811	5,608
Shares received from reinvestment of dividends	112	156	0	0	1

Total shares acquired	5,685	13,354	3,586	5,811	5,609
Shares redeemed	(982)	(6,293)	(154)	(1,834)	(699)

Net increase (decrease) in shares owned	4,703	7,061	3,432	3,977	4,910
Shares owned, beginning of period	4,430	1,996	0	0	0

Shares owned, end of period	9,133	9,057	3,432	3,977	4,910

Cost of shares acquired	$67	$133	$474	$204	$114

Cost of shares redeemed	$(12)	$(62)	$(19)	$(62)	$(14)

      During the year ended December 31, 2000, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	57,286	124,684	61,016	61,667	111,499	128,895	11,403
Shares received from reinvestment of dividends	8,603	45,650	8,754	904	30,706	24,523	425

Total shares acquired	65,889	170,334	69,770	62,571	142,205	153,418	11,828
Shares redeemed	(40,194)	(24,597)	(15,525)	(25,973)	(18,406)	(27,402)	(3,540)

Net increase (decrease) in shares owned	25,695	145,737	54,245	36,598	123,799	126,016	8,288
Shares owned, beginning of period	199,873	181,309	75,499	130,298	162,705	254,862	2,937

Shares owned, end of period	225,568	327,046	129,744	166,896	286,504	380,878	11,225

Cost of shares acquired	$965	$2,793	$733	$609	$3,523	$3,837	$168

Cost of shares redeemed	$(571)	$(371)	$(159)	$(263)	$(474)	$(685)	$(50)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	243,474	80,013	92,982	77,813	47,140	56,815	25,429
Shares received from reinvestment of dividends	13,346	7,304	13,117	1,480	2,675	491	1,248

Total shares acquired	256,820	87,317	106,099	79,293	49,815	57,306	26,677
Shares redeemed	(18,168)	(6,833)	(10,335)	(24,155)	(13,924)	(2,492)	(5,144)

Net increase (decrease) in shares owned	238,652	80,484	95,764	55,138	35,891	54,814	21,533
Shares owned, beginning of period	55,810	92,378	161,214	91,675	34,134	11,782	7,306

Shares owned, end of period	294,462	172,862	256,978	146,813	70,025	66,596	28,839

Cost of shares acquired	$551	$3,157	$2,418	$1,658	$874	$1,011	$637

Cost of shares redeemed	$(39)	$(240)	$(236)	$(509)	$(246)	$(46)	$(124)

	MFS Investors Growth Stock	Oppenheimer Aggresive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	33,751	28,662	54,278	98,123	2,709,847	102,645	47,645
Shares received from reinvestment of dividends	0	1,154	5,012	6,087	75,777	11,313	2,737

Total shares acquired	33,751	29,816	59,290	104,210	2,785,624	113,958	50,382
Shares redeemed	(450)	(2,002)	(2,177)	(15,956)	(3,937,201)	(21,353)	(1,404)

Net increase (decrease) in shares owned	33,301	27,814	57,113	88,254	(1,151,577)	92,605	48,978
Shares owned, beginning of period	0	26,609	65,531	78,728	2,384,042	124,304	10,824

Shares owned, end of period	33,301	54,423	122,644	166,982	1,232,465	216,909	59,802

Cost of shares acquired	$474	$2,826	$3,007	$2,434	$2,787	$530	$1,606

Cost of shares redeemed	$(7)	$(195)	$(110)	$(382)	$(3,938)	$(101)	$(48)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	23,954	1,873	4,200	27,607	32,300	40,647	35,733
Shares received from reinvestment of dividends	612	13	2	0	0	536	1,909

Total shares acquired	24,566	1,886	4,202	27,607	32,300	41,183	37,642
Shares redeemed	(5,550)	(2,047)	(1,263)	(1,001)	(662)	(702)	(3,527)

Net increase (decrease) in shares owned	19,016	(161)	2,939	26,606	31,638	40,481	34,115
Shares owned, beginning of period	5,986	1,017	120	0	0	0	0

Shares owned, end of period	25,002	856	3,059	26,606	31,638	40,481	34,115

Cost of shares acquired	$236	$21	$42	$1,392	$745	$437	$641

Cost of shares redeemed	$(55)	$(23)	$(13)	$(50)	$(16)	$(8)	$(58)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation
Shares purchased	4,785	1,997
Shares received from reinvestment of dividends	0	0

Total shares acquired	4,785	1,997
Shares redeemed	(355)	(1)

Net increase (decrease) in shares owned	4,430	1,996
Shares owned, beginning of period	0	0

Shares owned, end of period	4,430	1,996

Cost of shares acquired	$52	$21

Cost of shares redeemed	$(4)	$0

4.    FINANCIAL HIGHLIGHTS

	As of December 31, 2001			For the Year Ended December 31, 2001
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
PIC Growth and Income	254	$13.27	$3,364	0.60%	(9.5%)
PIC International Equity	328	11.78	3,834	0.70%	(22.6%)
PIC Global Income	93	14.80	1,376	8.26%	4.8%
PIC Small Cap Value	157	17.55	2,735	0.97%	21.7%
PIC CORE U.S. Equity	374	17.52	6,544	0.92%	(10.9%)
PIC Capital Growth	401	20.38	8,181	0.31%	(14.4%)
Calvert Social Small Cap Growth	8	14.64	122	0.00%	10.4%
Calvert Social Balanced	62	13.21	825	4.13%	(6.9%)
MFS Emerging Growth	279	14.52	4,035	0.00%	(33.5%)
MFS Research	400	12.59	5,029	0.01%	(21.2%)
MFS Investors Trust	277	12.59	3,486	0.48%	(16.0%)
MFS Total Return	147	15.07	2,220	1.92%	0.2%
MFS New Discovery	95	16.35	1,545	0.00%	(5.0%)
MFS Utilities	70	10.69	748	3.35%	(24.2%)
MFS Investors Growth Stock	190	6.66	1,264	0.11%	(24.1%)
Oppenheimer Aggressive Growth	238	13.93	3,296	0.97%	(31.3%)
Oppenheimer Capital Appreciation	374	17.34	6,496	0.60%	(12.6%)
Oppenheimer Main Street Growth and Income	365	12.46	4,541	0.51%	(10.2%)
Oppenheimer Money Fund	2,325	1.31	3,019	3.52%	3.9%
Oppenheimer Strategic Bond	147	11.86	1,751	2.62%	4.8%
Oppenheimer Global Securities	182	14.15	2,590	0.64%	(12.0%)
Oppenheimer High Income	51	9.89	509	7.28%	2.0%
Van Eck Hard Asset	0	11.64	3	1.66%	(10.4%)
Van Eck Real Estate	2	12.43	25	3.94%	5.3%
Van Kampen Emerging Growth	467	5.05	2,352	0.08%	(31.5%)
Van Kampen Enterprise	224	6.24	1,397	0.14%	(20.4%)
Van Kampen Comstock	214	12.82	2,740	0.00%	(2.5%)
Van Kampen Growth and Income	222	10.58	2,352	0.04%	(5.8%)
Van Kampen Strategic Stock	9	11.83	108	1.63%	1.1%
Van Kampen Asset Allocation	9	9.61	91	2.21%	(1.6%)
Fidelity Index 500	51	8.77	446	0.03%	(12.2	%)(a)
Fidelity Growth	16	8.17	133	0.00%	(17.7	%)(a)
Fidelity ContraFund	11	8.91	98	0.01%	(12.4	%)(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described in Footnote 2, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)
Start date of January 3, 2001

5.    RELATED PARTY TRANSACTIONS

        Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

        Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $1.6 million and $1.1 million at December 31, 2001 and 2000, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama

        In our opinion, the consolidated financial statements listed in the index on page F-1 of this Form S-6 present fairly, in all material respects, the financial position of Protective Life Insurance Company and Subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        As discussed in Note A of the Notes to the Consolidated Financial Statements, effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities".

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 1, 2002

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year Ended December 31
	2001	2000	1999
REVENUES
Premiums and policy fees	$1,389,819	$1,175,943	$861,021
Reinsurance ceded	(771,151)	(686,108)	(462,297)

Net of reinsurance ceded	618,668	489,835	398,724
Net investment income	839,103	692,081	617,829
Realized investment gains (losses):
Derivative financial instruments	(1,718)	2,157	3,425
All other investments	(6,123)	(16,756)	1,335
Other income	38,578	35,194	22,599

	1,488,508	1,202,511	1,043,912

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 2001 — $609,996; 2000 — $538,291; 1999 — $344,474)	972,624	760,778	629,656
Amortization of deferred policy acquisition costs	147,058	143,180	96,689
Amortization of goodwill	2,827	2,514
Other operating expenses (net of reinsurance ceded: 2001 — $167,243; 2000 — $223,498; 1999 — $150,570)	152,041	121,417	130,954

	1,274,550	1,027,889	857,299

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	213,958	174,622	186,613
INCOME TAX EXPENSE
Current	118,421	12,180	43,945
Deferred	(47,964)	49,298	24,046

	70,457	61,478	67,991

Net income from continuing operations before cumulative effect of change in accounting principle	143,501	113,144	118,622
Income (loss) from discontinued operations, net of income tax	(10,748)	10,891	9,636
Loss from sale of discontinued operations, net of income tax	(17,754)
Net income before cumulative effect of change in accounting principle	114,999	124,035	128,258
Cumulative effect of change in accounting principle, net of income tax	(8,341)

NET INCOME	$106,658	$124,035	$128,258

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share amounts)

	December 31
	2001	2000
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 2001 — $9,719,057; 2000 — $7,463,700)	$9,812,091	$7,390,110
Equity securities, at market (cost: 2001 — $62,051; 2000 — $44,450)	60,493	41,792
Mortgage loans on real estate	2,512,844	2,268,224
Investment real estate, net of accumulated depreciation (2001 — $1,452; 2000 — $1,226)	24,173	12,566
Policy loans	521,840	230,527
Other long-term investments	100,686	66,646
Short-term investments	228,396	172,699

Total investments	13,260,523	10,182,564
Cash	107,166	33,517
Accrued investment income	158,841	121,996
Accounts and premiums receivable, net of allowance for uncollectible amounts (2001 — $3,025; 2000 — $2,195)	55,809	72,189
Reinsurance receivables	2,173,987	1,099,574
Deferred policy acquisition costs	1,532,683	1,189,380
Goodwill, net	35,992	241,831
Property and equipment, net	46,337	51,166
Other assets	219,355	120,874
Receivable from related parties		4,768
Assets related to separate accounts:
Variable Annuity	1,910,651	1,841,439
Variable Universal Life	77,162	63,504
Other	3,997	3,746

	$19,582,503	$15,026,548

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$6,974,685	$5,033,397
Unearned premiums	901,653	935,605

Total policy liabilities and accruals	7,876,338	5,969,002
Stable value contract deposits	3,716,530	3,177,863
Annuity deposits	3,248,218	1,916,894
Other policyholders' funds	132,124	125,336
Other liabilities	410,621	324,901
Accrued income taxes	125,835	(10,932)
Deferred income taxes	72,403	72,065
Note payable	2,291	2,315
Indebtedness to related parties	6,000	10,000
Securities sold under repurchase agreements	117,000
Liabilities related to separate accounts:
Variable Annuity	1,910,651	1,841,439
Variable Universal Life	77,162	63,504
Other	3,997	3,746

Total liabilities	17,699,170	13,496,133

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1.00 par value, shares authorized and issued: 5,000,000	5,000	5,000
Additional paid-in capital	785,419	632,805
Note receivable from PLC Employee Stock Ownership Plan	(4,499)	(4,841)
Retained earnings	1,044,243	948,819
Accumulated other comprehensive income
Net unrealized gains (losses) on investments (net of income tax: 2001 — $28,629; 2000 — $(27,661))	53,168	(51,370)

Total share-owner's equity	1,883,333	1,530,415

	$19,582,503	$15,026,548

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY

(Dollars in thousands, except per share amounts)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Total Share- Owner's Equity
Balance, December 31, 1998	$2	$5,000	$327,992	$(5,199)	$686,519	$55,057	$1,069,371

Net income for 1999					128,258		128,258
Change in net unrealized gains/losses on investments (net of income tax — $(106,638))						(198,043)	(198,043)
Reclassification adjustment for amounts included in net income (net of income tax — $(1,666))						(3,094)	(3,094)

Comprehensive loss for 1999							(72,879)

Decrease in note receivable from PLC ESOP				51			51

Balance, December 31, 1999	2	5,000	327,992	(5,148)	814,777	(146,080)	996,543

Net income for 2000					124,035		124,035
Change in net unrealized gains/losses on investments (net of income tax — $45,887)						85,221	85,221
Reclassification adjustment for amounts included in net income (net of income tax — $5,110)						9,489	9,489

Comprehensive income for 2000							218,745

Capital contribution			81,000				81,000
Transfer of subsidiaries from PLC (see Note A)			223,813		10,007		233,820
Decrease in note receivable from PLC ESOP				307			307

Balance, December 31, 2000	2	5,000	632,805	(4,841)	948,819	(51,370)	1,530,415

Net income for 2001					106,658		106,658
Change in net unrealized gains/losses on investments (net of income tax — $52,019)						96,607	96,607
Reclassification adjustment for amounts included in net income (net of income tax — $2,143)						3,980	3,980
Transition adjustment on derivative financial instruments (net of income tax — $2,127)						3,951	3,951

Comprehensive income for 2001							211,196

Capital contribution			134,000				134,000
Common dividend — transfer of subsidiary to PLC (see note H)					(2,052)		(2,052)
Preferred dividend					(1,000)		(1,000)
Transfer of subsidiaries from PLC (see Note A)			18,614		(8,182)		10,432
Decrease in note receivable from PLC ESOP				342			342

Balance, December 31, 2001	$2	$5,000	$785,419	$(4,499)	$1,044,243	$53,168	$1,883,333

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	December 31
	2001	2000	1999
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$106,658	$124,035	$128,258
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses	7,841	14,599	(4,760)
Amortization of deferred policy acquisition costs	154,383	149,574	104,913
Amortization of goodwill	8,328	3,867
Capitalization of deferred policy acquisition costs	(317,626)	(338,685)	(239,483)
Loss from sale of discontinued operations	17,754
Depreciation expense	11,651	9,581	10,513
Deferred income taxes	(40,970)	55,161	24,234
Accrued income taxes	139,017	13,265	(14,841)
Interest credited to universal life and investment products	944,098	766,004	331,746
Policy fees assessed on universal life and investment products	(222,415)	(197,581)	(165,818)
Change in accrued investment income and other receivables	(241,230)	(160,488)	(119,183)
Change in policy liabilities and other policyholder funds of traditional life and health products	443,023	508,454	215,201
Change in other liabilities	138,190	1,809	67,552
Other (net)	8,764	(34,626)	(5,526)

Net cash provided by operating activities	1,157,466	914,969	332,806

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	3,062,262	12,828,276	9,973,742
Other	283,181	133,814	243,280
Sale of investments:
Investments available for sale	8,943,123	810,716	537,343
Other	0	5,222	267,892
Cost of investments acquired:
Investments available for sale	(13,647,757)	(14,384,625)	(10,625,354)
Corporate owned life insurance	(100,000)
Other	(378,520)	(463,909)	(864,100)
Acquisitions and bulk reinsurance assumptions	(118,557)	(141,040)	46,508
Purchase of property and equipment	(10,099)	(5,085)	(18,075)
Sale of discontinued operations, net of cash transferred	216,031
Sale of property and equipment	70		151

Net cash used in investing activities	(1,750,266)	(1,216,631)	(438,613)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under line of credit arrangements and long-term debt	2,574,954	2,197,800	4,351,177
Capital contribution from PLC	134,000	81,000
Principal payments on line of credit arrangements and long-term debt	(2,457,979)	(2,197,823)	(4,351,203)
Principal payment on surplus note to PLC	(4,000)	(4,000)	(4,000)
Dividends to share owner	(1,000)
Investment product deposits and change in universal life deposits	1,735,653	1,811,484	1,300,736
Investment product withdrawals	(1,315,179)	(1,553,282)	(1,190,903)

Net cash provided by financing activities	666,449	335,179	105,807

INCREASE IN CASH	73,649	33,517	0
CASH AT BEGINNING OF YEAR	33,517	0	0

CASH AT END OF YEAR	$107,166	$33,517	$0

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year:
Interest on debt	$1,390	$3,310	$5,611
Income taxes	$27,395	$25,638	$56,192
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Reduction of principal on note from ESOP	$342	$307	$51
Acquisitions, related reinsurance transactions and subsidiary transfer
Assets acquired	$2,549,484	$759,067	$12,502
Liabilities assumed	(2,430,927)	(384,207)	(12,502)
Equity from subsidiary transfers (see Note A)	(10,432)	(233,820)	0

Net	$108,125	$141,040	$0

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

        The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries (Protective) are prepared on the basis of accounting principles generally accepted in the United States of America. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from these estimates.

    Entities Included

        The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation (PLC), an insurance holding company.

        On October 1, 2000, PLC transferred its ownership of twenty companies (that market prepaid dental products) to Protective. This transfer was accounted for in a manner similar to that in pooling-of-interests accounting, which resulted in the assets and liabilities of these companies being transferred at amounts equal to PLC's bases (including approximately $200 million of goodwill). In addition, Protective's share-owner's equity was adjusted by an amount equal to the companies' share-owner's equity at October 1, 2000.

        On May 1, 2001, PLC transferred its ownership of another five companies (that market prepaid dental products) to Protective. This transfer was also accounted for in a manner similar to that in pooling-of-interests accounting, which resulted in the assets and liabilities of these companies being transferred at amounts equal to PLC's bases. Protective's share-owner's equity was also adjusted by an amount equal to the companies' share-owner's equity at May 1, 2001.

        The results of operations of these companies have been included in the accompanying financial statements since the effective date of the transfer.

        On December 31, 2001, Protective sold substantially all of the companies transferred from PLC as part of the sale of the Dental Benefits Division. For more information see the discussion under the heading "Discontinued Operations" included in Note A herein.

    Nature of Operations

        Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. Protective also maintains a separate division devoted to the acquisition of insurance policies from other companies.

        The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

    Recently Issued Accounting Standards

        On January 1, 2001, Protective adopted Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133, as amended by SFAS Nos. 137 and 138, requires Protective to record all derivative financial instruments, at fair value on the balance sheet. Changes in fair value of a derivative instrument are reported in net income or other comprehensive income, depending on the designated use of the derivative instrument. The adoption of SFAS No. 133 resulted in a cumulative charge to net income, net of income tax, of $8.3 million and a cumulative after-tax increase to other comprehensive income of $4.0 million on January 1, 2001. The charge to net income and increase to other comprehensive income primarily resulted from the recognition of derivative instruments embedded in Protective's corporate bond portfolio. In addition, the charge to net income includes the recognition of the ineffectiveness on existing hedging relationships including the difference in spot and forward exchange rates related to foreign currency swaps used as an economic hedge of foreign-currency-denominated stable value contracts. Prospectively, the adoption of SFAS No. 133 may introduce volatility into Protective's reported net income and other comprehensive income depending on future market conditions and Protective's hedging activities.

        In September 2000, the Financial Accounting Standards Board (FASB) issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125". SFAS No. 140 revises the standards for accounting for securitizations and other transfers of financial assets. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of this accounting standard did not have a material effect on Protective's financial position or results of operations.

        In June 2001, the FASB issued SFAS Nos. 141, "Business Combinations", and 142, "Goodwill and Other Intangible Assets". SFAS No. 141 requires that business combinations initiated after June 30, 2001, be accounted for using the purchase method. SFAS No. 142 revises the standards for accounting for acquired goodwill and other intangible assets. The standard replaces the requirement to amortize goodwill with one that calls for an annual impairment test, among other provisions. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001, and effective for any goodwill or intangible asset acquired after June 30, 2001. Protective expects the adoption of SFAS No. 142 to result in the elimination of up to $2.8 million of goodwill amortization in 2002.

        In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires that companies record the fair value of a liability for an asset retirement obligation in the period in which the liability is incurred. The Statement is effective for fiscal years beginning after June 15, 2002. Protective does not expect the adoption of SFAS No. 143 to have a material effect on Protective's financial position or results of operations.

        In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 requires that the same accounting model be used for long-lived assets to be disposed of by sales, whether previously held and used or newly acquired, expands the use of discontinued operations accounting to include more types of transactions and changes the timing of when discontinued operations accounting is applied. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. Protective does not expect the adoption of SFAS No. 144 to have a material effect on Protective's financial position or results of operations.

    Investments

        Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

        Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds, and redeemable preferred stocks) — at current market value. Where market values are unavailable, Protective obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Equity securities (common and nonredeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value.

        Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.6 million in bank deposits voluntarily restricted as to withdrawal.

        As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the application of SFAS No. 115 does not affect Protective's operations, its reported share-owner's equity will fluctuate significantly as interest rates change.

        Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	2001	2000
Total investments	$13,157,623	$10,258,809
Deferred policy acquisition costs	1,553,786	1,192,696
All other assets	4,789,297	3,654,604

	$19,500,706	$15,106,109

Deferred income taxes	$43,774	$100,256
All other liabilities	17,626,767	13,424,068

	17,670,541	13,524,324
Share-owner's equity	1,830,165	1,581,785

	$19,500,706	$15,106,109

        Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

    Derivative Financial Instruments

        Protective utilizes a risk management strategy that incorporates the use of derivative instruments, primarily to reduce its exposure to interest rate risk as well as currency exchange risk.

        Combinations of interest rate swap contracts, options and futures contracts are sometimes used as hedges against changes in interest rates for certain investments, primarily outstanding mortgage loan commitments and mortgage-backed securities. Interest rate swap contracts generally involve the exchange of fixed and variable rate interest payments between two parties, based on a common notional principal amount and maturity date. Interest rate futures generally involved exchange traded contracts to buy or sell treasury bonds and notes in the future at specified prices. Interest rate options represent contracts that allow the holder of the option to receive cash or purchase, sell or enter into a financial instrument at a specified price within a specified period of time. Protective uses foreign currency swaps to reduce its exposure to currency exchange risk on certain stable value contracts denominated in foreign currencies, primarily the European euro and the British pound.

        Derivative instruments expose Protective to credit and market risk. Protective minimizes its credit risk by entering into transactions with highly rated counterparties. Protective manages the market risk associated with interest rate and foreign exchange contracts by establishing and monitoring limits as to the types and degrees of risk that may be undertaken.

        Protective monitors its use of derivatives in connection with its overall asset/liability management programs and procedures. Protective's asset/liability committee is responsible for implementing various hedging strategies that are developed through its analysis of data from financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into Protective's overall interest rate and currency exchange risk management strategies.

        All derivatives are recognized on the balance sheet (other long-term investments or other liabilities) at their fair value (primarily estimates from independent pricing services). On the date the derivative contract is entered into, Protective designates the derivative as (1) a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), or (3) as a derivative either held for investment purposes or held as a natural hedging instrument designed to act as an economic hedge against the changes in value or cash flows of a hedged item ("other" derivative). Changes in the fair value of a derivative that is highly effective as — and that is designated and qualifies as — a fair-value hedge, along with the loss or gain on the hedged asset or liability that is attributable to the hedged risk (including losses or gains on firm commitments), are recorded in current-period earnings. Changes in the fair value of a derivative that is highly effective as — and that is designated and qualified as — a cash-flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows. Changes in the fair value of other derivatives are recognized in current earnings and reported in Realized Investment Gains (Losses) — Derivative Financial Instruments in Protective's consolidated statements of income.

        Protective formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair-value or cash-flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Protective also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, Protective discontinues hedge accounting prospectively, as discussed below.

        Protective discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is dedesignated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; (4) because a hedged firm commitment no longer meets the definition of a firm commitment; or (5) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

        When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss in current-period earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will remain therein until such time as they are reclassified to earnings as originally forecasted to occur. In all situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current-period earnings.

        Fair-Value Hedges.  Protective has designated, as a fair value hedge, callable interest rate swaps used to modify the interest characteristics of certain stable value contracts. In assessing hedge effectiveness, Protective excludes the embedded call option's time value component from each derivative's total gain or loss. In 2001, total measured ineffectiveness for the fair value hedging relationships was insignificant while the excluded time value component resulted in a pre-tax gain of $1.3 million. Both the measured ineffectiveness and the excluded time value component are reported in Realized Investment Gains (Losses) — Derivative Financial Instruments in Protective's consolidated statements of income.

        Cash-Flow Hedges.  Protective has not designated any hedging relationships as a cash flow hedge.

        Other Derivatives.  Protective uses certain interest rate swaps, caps, floors, swaptions, options and futures contracts as economic hedges against the changes in value or cash flows of outstanding mortgage loan commitments and certain owned investments. In 2001, Protective recognized total pre-tax losses of $1.2 million representing the change in fair value of these derivative instruments.

        On its foreign currency swaps, Protective recognized a $8.2 million pre-tax loss in 2001 while recognizing a $11.2 million foreign exchange pre-tax gain on the related foreign-currency-denominated stable value contracts. The net gain primarily results from the difference in the forward and spot exchange rates used to revalue the currency swaps and the stable value contracts, respectively. This net gain is reflected in Realized Investment Gains (Losses) — Derivative Financial Instruments in Protective's consolidated statements of income.

        Protective has entered into asset swap arrangements to effectively sell the equity options embedded in owned convertible bonds in exchange for an interest rate swap that converts the remaining host bond to a variable rate instrument. In 2001, Protective recognized a $12.2 million pre-tax gain for the change in the asset swaps' fair value and recognized a $16.9 million pre-tax loss to separately record the embedded equity options at fair value.

        At December 31, 2001, contracts with a notional amount of $4,485.1 million were in a $1.6 million net loss position. At December 31, 2000, contracts with a notional amount of $2,424.3 million were in a $13.0 million net loss position. Protective recognized $2.2 million in realized investment gains related to derivative financial instruments in 2000.

        Protective's derivative financial instruments are with highly rated counterparties.

    Cash

        Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. Protective has deposits with certain financial institutions which exceed federally insured limits. Protective has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

    Deferred Policy Acquisition Costs

        Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits; currently 3.0% to 9.4%) it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

        The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $523.4 million and $343.6 million at December 31, 2001 and 2000, respectively. During 2001, $221.9 million of present value of future profits was capitalized (relating to acquisitions made during the year) and $42.1 million was amortized. During 2000, $47.3 million of present value of future profits was capitalized, and $44.3 million was amortized.

    Goodwill

        Goodwill is being amortized straight-line over periods ranging from 20 to 40 years. Goodwill at December 31, is as follows:

	2001	2000
Goodwill	$41,363	$260,773
Accumulated amortization	5,371	18,942

	$35,992	$241,831

        Protective periodically evaluates the recoverability of its goodwill by comparing expected future cash flows to the amount of unamortized goodwill. If this evaluation were to indicate the unamortized goodwill is impaired, the goodwill would be reduced to an amount representing the present value of applicable estimated future cash flows. A substantial portion of goodwill was disposed of in connection with the 2001 sale of Protective's Dental Benefits Division.

    Property and Equipment

        Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

        Property and equipment consisted of the following at December 31:

	2001	2000
Home office building	$42,980	$41,184
Other, principally furniture and equipment	67,128	66,484

	110,108	107,668
Accumulated depreciation	63,771	56,502

	$46,337	$51,166

    Separate Accounts

        The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

    Stable Value Contracts Account Balances

        Protective markets guaranteed investment contracts to 401 (k) and other qualified retirement savings plans, and fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Protective also sells funding agreements to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. In a structured program, Protective issues funding agreements to a special purpose trust or entity formed solely to purchase the funding agreements and simultaneously issue certificates or notes having terms substantially identical to the underlying funding agreements. Stable value contract account balances include guaranteed investment contracts and funding agreements issued by Protective, and the obligations of consolidated special purpose trusts or entities formed to purchase funding agreements issued by Protective. At December 31, 2001 and 2000 Protective had $1.7 billion and $1.0 billion of stable value contract account balances marketed through structured programs.

    Revenues and Benefits Expense

  •
  Traditional Life, Health, and Credit Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

        Activity in the liability for unpaid claims is summarized as follows:

	2001	2000	1999
Balance beginning of year	$109,973	$120,575	$90,332
Less reinsurance	25,830	47,661	20,019

Net balance beginning of year	84,143	72,914	70,313

Incurred related to:
Current year	383,371	311,633	311,002
Prior year	(1,080)	(4,489)	(5,574)

Total incurred	382,291	307,144	305,428

Paid related to:
Current year	312,748	241,566	264,298
Prior year	81,220	60,972	40,197

Total paid	393,968	302,538	304,495

Other changes:
Acquisitions and reserve transfers	(6,166)	6,623	1,668

Net balance end of year	66,300	84,143	72,914
Plus reinsurance	33,723	25,830	47,661

Balance end of year	$100,023	$109,973	$120,575

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.0% to 9.4% in 2001.

        Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

    Income Taxes

        Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

    Discontinued Operations

        On December 31, 2001, Protective completed the sale to Fortis, Inc. of substantially all of its Dental Benefits Division (Dental Division), and discontinued other remaining Dental Division related operations, primarily other health insurance lines.

        The operating results and charges related to the sale of the Dental Division at December 31 are as follows:

	2001	2000	1999
Total revenues	$346,315	$254,547	$210,405

Income (loss) before
income taxes from discontinued operations	$(13,983)	$17,484	$14,824
Income tax (expense)
Benefit	3,235	(6,593)	(5,188)

Income (loss) from discontinued operations	$(10,748)	$10,891	$9,636

Gain from sale of discontinued operations before income tax	$27,221
Income tax expense related to sale	(44,975)

Loss from sale of discontinued operations	$(17,754)

        Remaining assets and liabilities at December 31, 2001 related to the business sold to Fortis, Inc. consist of reinsurance receivables and policy liabilities and accruals of approximately $51.2 million. Assets and liabilities related to the other discontinued lines of business of approximately $11.1 million and $14.3 million, respectively, remain at December 31, 2001.

    Reclassifications

        Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or share-owners' equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

        Financial statements prepared in conformity with accounting principles generally accepted in the United States of America differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are provided for temporary differences between financial and taxable earnings; (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to share-owner's equity; (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost. The National Association of Insurance Commissioners (NAIC) has adopted the Codification of Statutory Accounting Principles (Codification). Codification changed statutory accounting rules in several areas and was effective January 1, 2001. The adoption of Codification did not have a material effect on Protective's statutory capital.

        The reconciliations of net income and share-owner's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owner's Equity
	2001	2000	1999	2001	2000	1999
In conformity with statutory reporting practices:(1)	$163,181	$66,694	$75,114	$775,138	$628,274	$567,634
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	163,243	157,617	120,644	1,532,683	1,189,380	1,011,524
Deferred income tax	47,964	(52,580)	(25,675)	(74,083)	(72,065)	32,335
Asset Valuation Reserve				108,062	103,853	41,104
Interest Maintenance Reserve	(10,444)	(3,540)	(226)	16,959	9,715	19,328
Nonadmitted items				139,500	97,447	51,350
Other timing and valuation adjustments	(33,456)	(43,757)	72,527	(334,198)	(204,985)	(467,130)
Discontinued operations	(193,688)
Noninsurance affiliates	19,022	21,276	20,698
Consolidation elimination	(49,164)	(21,675)	(134,824)	(280,728)	(221,204)	(259,602)

In conformity with generally accepted accounting principles	$106,658	$124,035	$128,258	$1,883,333	$1,530,415	$996,543

(1)	Consolidated

        As of December 31, 2001, Protective and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $81.9 million.

NOTE C — INVESTMENT OPERATIONS

        Major categories of net investment income for the years ended December 31 are summarized as follows:

	2001	2000	1999
Fixed maturities	$609,578	$529,990	$462,295
Equity securities	2,247	2,532	775
Mortgage loans	208,830	177,917	172,027
Investment real estate	2,094	2,027	1,949
Policy loans	31,763	14,977	15,994
Other, principally short-term investments	36,695	12,532	19,504

	891,207	739,975	672,544
Investment expenses	52,104	47,894	54,715

	$839,103	$692,081	$617,829

        Realized investment gains (losses) for all other investments for the years ended December 31 are summarized as follows:

	2001	2000	1999
Fixed maturities	$(4,693)	$(14,787)	$8,327
Equity securities	2,462	1,685	(3,371)
Mortgage loans and other investments	(3,892)	(3,654)	(3,621)

	$(6,123)	$(16,756)	$1,335

        In 2001, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $62.5 million and gross losses were $68.1 million. In 2000, gross gains were $8.7 million and gross losses were $28.4 million. In 1999, gross gains were $44.1 million and gross losses were $32.3 million. During 2001, Protective recorded other than temporary impairments in its investments of $12.6 million.

        Realized investment gains (losses) for derivative financial instruments for the years ended December 31 are summarized as follows:

	2001	2000	1999
Derivative financial instruments	$(1,718)	$2,157	$3,425

        The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

2001	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$3,709,118	$84,965	$33,759	$3,760,324
United States Government and authorities	98,967	4,088	0	103,055
States, municipalities, and political subdivision	94,022	4,009	0	98,031
Public utilities	807,773	19,763	4,860	822,676
Convertibles and bonds with warrants	96,951	7,423	6,184	98,190
All other corporate bonds	4,910,614	117,092	99,500	4,928,206
Redeemable preferred stocks	1,612	0	3	1,609

	9,719,057	237,340	144,306	9,812,091
Equity securities	62,051	3,565	5,123	60,493
Short-term investments	228,396	0	0	228,396

	$10,009,504	$240,905	$149,429	$10,100,980

2000	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$2,915,813	$49,372	$33,173	$2,932,012
United States Government and authorities	95,567	2,662	0	98,229
States, municipalities, and political subdivision	88,222	3,408	0	91,630
Public utilities	631,698	7,803	5,591	633,910
Convertibles and bonds with warrants	69,013	11,277	12,145	68,145
All other corporate bonds	3,662,586	49,536	146,732	3,565,390
Redeemable preferred stocks	801	0	7	794

	7,463,700	124,058	197,648	7,390,110
Equity securities	44,450	2,761	5,419	41,792
Short-term investments	172,699	0	0	172,699

	$7,680,849	$126,819	$203,067	$7,604,601

        The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown as follows. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

2001	Amortized Cost	Estimated Market Values
Due in one year or less	$896,159	$899,666
Due after one year through five years	3,253,264	3,318,537
Due after five years through ten years	2,199,562	2,228,012
Due after ten years	3,370,072	3,365,876

	$9,719,057	$9,812,091

        At December 31, 2001 and 2000, Protective had bonds which were rated less than investment grade of $421.3 million and $226.5 million, respectively, having an amortized cost of $499.9 million and $306.0 million, respectively. At December 31, 2001, approximately $63.3 million of the bonds rated less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $1,762.2 million of bonds are not publicly traded.

        The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	2001	2000	1999
Fixed maturities	$108,307	$109,625	$(217,901)
Equity securities	715	(820)	973

        At December 31, 2001, all of Protective's mortgage loans were commercial loans of which 75% were retail, 10% were apartments, 7% were office buildings, and 7% were warehouses, and 1% other. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 3.5% of mortgage loans. Approximately 76% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Texas, Tennessee, Georgia, Alabama, North Carolina, South Carolina, Florida, Virginia, California, Mississippi, Washington, Kentucky, and Ohio.

        Many of the mortgage loans have call provisions after 3 to 10 years. Assuming the loans are called at their next call dates, approximately $153.4 million would become due in 2002, $560.4 million in 2003 to 2006, and $392.5 million in 2007 to 2011, and $46.7 million thereafter.

        At December 31, 2001, the average mortgage loan was approximately $2.1 million, and the weighted average interest rate was 7.6%. The largest single mortgage loan was $18.8 million.

        For several years Protective has offered a type of commercial mortgage loan under which Protective will permit a slightly higher loan-to-value ratio in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2001 and 2000, approximately $548.4 million and $572.2 million respectively, of Protective's mortgage loans have this participation feature.

        At December 31, 2001 and 2000, Protective's problem mortgage loans (over ninety days past due) and foreclosed properties totaled $29.6 million and $20.6 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

        Certain investments with a carrying value of $62.5 million were non-income producing for the twelve months ended December 31, 2001.

        Policy loan interest rates generally range from 4.0% to 8.0%.

        On December 31, 2001, Protective Life Insurance Company had $117.0 million of securities sold under repurchase agreements with an interest rate of 2.0%. The agreement to repurchase liability is recorded as securities sold under repurchase agreements.

NOTE D — FEDERAL INCOME TAXES

        Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

	2001	2000	1999
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt interest	(1.7)	(0.6)	(0.1)
Low-income housing credit	(0.5)	(0.4)	(0.5)
Other	(0.1)	0.0	0.4
State income taxes	0.2	1.2	1.6

Effective income tax rate	32.9%	35.2%	36.4%

        The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

        Details of the deferred income tax provision for the years ended December 31 are as follows:

	2001	2000	1999
Deferred policy acquisition costs	$81,015	$41,533	$44,546
Benefits and other policy liability changes	(127,189)	10,969	(27,158)
Temporary differences of investment income.	7,145	(3,333)	6,655
Other items	(8,935)	129	3

	$(47,964)	$49,298	$24,046

        The components of Protective's net deferred income tax liability as of December 31 were as follows:

	2001	2000
Deferred income tax assets:
Policy and policyholder liability reserves	$334,876	$205,815
Other	10,893	1,959

	345,769	207,774

Deferred income tax liabilities:
Deferred policy acquisition costs	379,072	302,631
Unrealized gains (losses) on investments	39,100	(22,792)

	418,172	279,839

Net deferred income tax liability	$72,403	$72,065

        Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 2001 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $972 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate paying income tax on amounts in the Policyholders' Surplus accounts.

        Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E — DEBT

        Under revolving line of credit arrangements with several banks, PLC can borrow up to $200 million on an unsecured basis. No compensating balances are required to maintain the line of credit. These lines of credit arrangements contain, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 40% of its total capital. At December 31, 2001, PLC had no borrowings outstanding under these credit arrangements.

        Protective has a mortgage note on investment real estate amounting to approximately $2.3 million that matures in 2003.

        Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 2001, the balance of the surplus debenture was $6.0 million. The debenture matures in 2003 and has an interest rate of 8.5%.

        Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

        Interest expense on debt totaled $1.8 million, $3.8 million, and $5.1 million in 2001, 2000 and 1999, respectively.

NOTE F — RECENT ACQUISITIONS

        In September 1999, Protective recaptured a block of credit life and disability policies which it had previously ceded.

        In January 2000, Protective acquired the Lyndon Insurance Group (Lyndon). The assets acquired included $47.3 million of present value of future profits and $41.4 million of goodwill.

        In January 2001, Protective coinsured a block of individual life policies from Standard Insurance Company.

        In October 2001, Protective completed the acquisition of the stock of Inter-State Assurance Company (Inter-State) and First Variable Life Insurance Company (First Variable) from ILona Financial Group, Inc., a subsidiary of Irish Life & Permanent plc of Dublin, Ireland. The purchase price was approximately $250 million. The assets acquired included $132.7 million of present value of future profits.

        These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since their respective effective dates.

        Summarized below are the consolidated results of operations for 2001 and 2000, on an unaudited pro forma basis, as if the Inter-State and First Variable acquisitions had occurred as of January 1, 2000. The pro forma information is based on Protective's consolidated results of operations for 2001 and 2000, and on data provided by the acquired companies, after giving effect to certain pro forma adjustments. The pro forma financial information does not purport to be indicative of results of operations that would have occurred had the transaction occurred on the basis assumed above nor are they indicative of results of the future operations of the combined enterprises.

(unaudited)	2001	2000
Total revenues	$1,557,827	$1,294,937
Net income	115,433	135,735

NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES

        Protective leases administrative and marketing office space in approximately 25 cities including Birmingham, with most leases being for periods of three to five years. The aggregate annual rent is approximately $8.5 million.

        Protective has financed the construction of a third building contiguous to its existing home office complex under an operating lease arrangement. Approximately $38 million of construction costs had been incurred at December 31, 2001. Protective has an option to purchase the building from the lessor at the end of the lease term.

        Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

        A number of civil jury verdicts have been returned against insurers and other providers of financial services involving sales practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very little appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Protective, like other financial service companies, in the ordinary course of business, is involved in such litigation or, alternatively, in arbitration. Although the outcome of any such litigation or arbitration cannot be predicted Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H — SHARE-OWNER'S EQUITY AND RESTRICTIONS

        At December 31, 2001, approximately $1,053.6 million of consolidated share-owner's equity, excluding net unrealized gains on investments, represented net assets of Protective and its subsidiaries that cannot be transferred to PLC in the form of dividends, loans, or advances. In addition, Protective and its subsidiaries are subject to various state statutory and regulatory restrictions on their ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger mounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 2002 is estimated to be $99.0 million.

        On October 1, 2001, Protective transferred its ownership interest in a small subsidiary to PLC. This transfer was recorded as a common dividend at an amount equal to Protective's basis in the subsidiary, which approximated fair value.

NOTE I — PREFERRED STOCK

        PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company (PL&A). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2001, PL&A paid a $1.0 million preferred dividend to PLC. PL&A paid no preferred dividends during 2000 or 1999.

NOTE J — RELATED PARTY MATTERS

        On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan (ESOP). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $4.5 million at December 31, 2001, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

        Protective leases furnished office space and computers to affiliates. Lease revenues were $4.0 million in 2001, $4.0 million in 2000, and $3.7 million in 1999. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $82.6 million, $76.7 million, and $69.2 million in 2001, 2000, and 1999, respectively. Commissions paid to affiliated marketing organizations of $10.0 million, $12.0 million, and $11.4 million in 2001, 2000, and 1999, respectively, were included in deferred policy acquisition costs.

        Certain corporations with which PLC's directors were affiliated paid Protective premiums and policy fees or other amounts for various types of insurance and investment products. Such premiums, policy fees, and other amounts totaled $19.6 million, $50.9 million and $70.3 million in 2001, 2000, and 1999, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $5.9 million, $28.2 million and $16.7 million in 2001, 2000, and 1999, respectively.

        For a discussion of indebtedness to related parties, see Note E.

NOTE K — OPERATING SEGMENTS

        Protective operates business segments each having a strategic focus which can be grouped into three general categories: life insurance, retirement savings and investment products and specialty insurance products. An operating segment is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

Life Insurance

        The Life Marketing segment markets level premium term and term-like insurance, universal life, and variable universal life products on a national basis primarily through networks of independent insurance agents and brokers, and in the "bank owned life insurance" market.

        The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies sold to individuals.

Retirement Savings and Investment Products

        The Stable Value Contracts segment markets guaranteed investment contracts to 401(k) and other qualified retirement savings plans. The segment also markets fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds.

        The Annuities segment manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Life Marketing segment's sales force.

Specialty Insurance Products

        The Credit Products segment markets credit life and disability insurance products through banks, consumer finance companies, and automobile dealers, and markets vehicle and recreational marine extended service contracts.

Corporate and Other

        Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the segments above (including net investment income on unallocated capital and interest on substantially all debt). This segment also includes earning from several lines of business which Protective is not actively marketing (mostly cancer insurance and group annuities).

        Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

        Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

        There are no significant intersegment transactions.

        The following table sets forth total operating segment income and assets for the periods shown. Adjustments represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

        In December 2001, Protective sold substantially all of its Dental Division and discontinued other Dental related operations. Additionally, other adjustments were made to combine its life insurance marketing operations into a single segment, and to reclassify certain smaller businesses. Prior period segment results have been restated to reflect these changes.

	Life Insurance
Operating Segment Income	Life Marketing	Acquisitions
2001
Gross premiums and policy fees	$542,407	$243,914
Reinsurance ceded	(421,411)	(61,482)

Net premium and policy fees	120,996	182,432
Net investment income	178,866	187,535
Realized investment gains (losses)	—	—
Other income	1,134	345

Total revenues	300,996	370,312

Benefits and settlement expenses	190,538	238,877
Amortization of deferred policy acquisition costs and goodwill	41,399	20,500
Other operating expenses	(22,957)	41,684

Total benefits and expenses	208,980	301,061

Income from continuing operations before income tax	92,016	69,251
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

2000
Gross premiums and policy fees	$487,720	$134,099
Reinsurance ceded	(387,907)	(31,102)

Net premium and policy fees	99,813	102,997
Net investment income	152,317	116,940
Realized investment gains (losses)	—	—
Other income	(1,379)	(4)

Total revenues	250,751	219,933

Benefits and settlement expenses	149,430	125,151
Amortization of deferred policy acquisition costs and goodwill	48,770	17,081
Other operating expenses	(23,255)	24,077

Total benefits and expenses	174,945	166,309

Income from continuing operations before income tax	75,806	53,624
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

1999
Gross premiums and policy fees	$361,824	$148,620
Reinsurance ceded	(246,111)	(33,754)

Net premium and policy fees	115,713	114,866
Net investment income	138,044	129,806
Realized investment gains (losses)	—	—
Other income	(948)	(9)

Total revenues	252,809	244,663

Benefits and settlement expenses	147,631	129,581
Amortization of deferred policy acquisition costs and goodwill	29,481	19,444
Other operating expenses	18,201	31,178

Total benefits and expenses	195,313	180,203

Income from continuing operations before income tax	57,496	64,460
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

Operating Segment Assets
2001
Investments and other assets	$3,431,441	$4,091,672
Deferred policy acquisition costs and goodwill	829,021	418,268

Total assets	$4,260,462	$4,509,940

2000
Investments and other assets	$2,834,956	$1,602,352
Deferred policy acquisition costs and goodwill	710,468	222,620

Total assets	$3,545,424	$1,824,972

(1)	Adjustments to net income represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

	Retirement Savings and Investment Products		Specialty Insurance Products
Operating Segment Income	Stable Value Contracts	Annuities	Credit Products	Corporate And Other	Adjustments(1)	Total Consolidated
2001
Gross premiums and policy fees	—	$28,145	$524,281	$51,072	—	$1,389,819
Reinsurance ceded	—	—	(274,220)	(14,038)	—	(771,151)

Net premium and policy fees	—	28,145	250,061	37,034	—	618,668
Net investment income	$261,079	167,809	48,617	(4,803)	—	839,103
Realized investment gains (losses)	7,218	1,139	—	—	$(16,198)	(7,841)
Other income	—	3,441	31,907	1,751	—	38,578

Total revenues	268,297	200,534	330,585	33,982	(16,198)	1,488,508

Benefits and settlement expenses	222,306	137,204	154,893	28,806	—	972,624
Amortization of deferred policy acquisition costs and goodwill	1,662	24,021	60,508	1,795	—	149,885
Other operating expenses	3,961	24,073	79,453	25,827	—	152,041

Total benefits and expenses	227,929	185,298	294,854	56,428	—	1,274,550

Income from continuing operations before income tax	40,368	15,236	35,731	(22,446)	(16,198)	213,958
Income tax expense					70,457	70,457
Discontinued operations, net of income tax					(28,502)	(28,502)
Change in accounting principle, net of income tax					(8,341)	(8,341)

Net income						$106,658

2000
Gross premiums and policy fees	—	$30,127	$479,397	$44,600	—	$1,175,943
Reinsurance ceded	—	—	(258,931)	(8,168)	—	(686,108)

Net premium and policy fees	—	30,127	220,466	36,432	—	489,835
Net investment income	$243,133	132,204	46,464	1,023	—	692,081
Realized investment gains (losses)	(6,556)	410	—	—	$(8,453)	(14,599)
Other income	—	2,809	28,352	5,416	—	35,194

Total revenues	236,577	165,550	295,282	42,871	(8,453)	1,202,511

Benefits and settlement expenses	207,143	109,607	135,494	33,953	—	760,778
Amortization of deferred policy acquisition costs and goodwill	900	24,156	52,646	2,141	—	145,694
Other operating expenses	3,882	18,203	72,316	26,194	—	121,417

Total benefits and expenses	211,925	151,966	260,456	62,288	—	1,027,889

Income from continuing operations before income tax	24,652	13,584	34,826	(19,417)	(8,453)	174,622
Income tax expense					61,478	61,478
Discontinued operations, net of income tax					10,891	10,891
Change in accounting principle, net of income tax					—	—

Net income						$124,035

1999
Gross premiums and policy fees	—	$24,248	$284,891	$41,438	—	$861,021
Reinsurance ceded	—	—	(176,928)	(5,504)	—	(462,297)

Net premium and policy fees	—	24,248	107,963	35,934	—	398,724
Net investment income	$210,208	106,599	24,121	9,051	—	617,829
Realized investment gains (losses)	(549)	1,446	—	—	$3,863	4,760
Other income	—	2,146	15,831	5,579	—	22,599

Total revenues	209,659	134,439	147,915	50,564	3,863	1,043,912

Benefits and settlement expenses	175,290	88,642	55,899	32,613	—	629,656
Amortization of deferred policy acquisition costs and goodwill	744	19,820	24,718	2,482	—	96,689
Other operating expenses	4,709	14,617	44,728	17,521	—	130,954

Total benefits and expenses	180,743	123,079	125,345	52,616	—	857,299

Income from continuing operations before income tax	28,916	11,360	22,570	(2,052)	3,863	186,613
Income tax expense					67,991	67,991
Discontinued operations, net of income tax					9,636	9,636
Change in accounting principle, net of income tax					—	—

Net income						$128,258

Operating Segment Assets
2001
Investments and other assets	$3,872,637	$4,501,667	$1,050,546	$955,984	$109,881	$18,013,828
Deferred policy acquisition costs and goodwill	6,374	128,488	177,874	8,650		1,568,675

Total assets	$3,879,011	$4,630,155	$1,228,420	$964,634	$109,881	$19,582,503

2000
Investments and other assets	$3,340,099	$3,844,169	$1,220,733	$552,178	$200,850	$13,595,337
Deferred policy acquisition costs and goodwill	2,144	120,219	150,984	10,006	214,770	1,431,211

Total assets	$3,342,243	$3,964,388	$1,371,717	$562,184	$415,620	$15,026,548

(1)	Adjustments to net income represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

NOTE L — EMPLOYEE BENEFIT PLANS

        PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 86% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

        The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

	2001	2000
Projected benefit obligation, beginning of the year	$45,538	$36,530
Service cost — benefits earned during the year	3,739	3,338
Interest cost — on projected benefit obligation	3,531	3,195
Actuarial gain (loss)	(357)	1,968
Plan amendment	1,162	833
Divestiture	(2,165)
Benefits paid	(579)	(326)

Projected benefit obligation, end of the year	50,869	45,538

Fair value of plan assets beginning of the year	40,822	34,420
Actual return on plan assets	(1,440)	(148)
Employer contribution	5,221	6,876
Benefits paid	(579)	(326)

Fair value of plan assets end of the year	44,024	40,822

Plan assets less than the projected benefit obligation	(6,845)	(4,716)
Unrecognized net actuarial loss from past experience different from that assumed	10,213	7,766
Unrecognized prior service cost	2,026	1,226

Net pension asset recognized in balance sheet	$5,394	$4,276

        Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

	2001	2000	1999
Service cost	$3,739	$3,338	$3,270
Interest cost	3,531	3,195	2,779
Expected return on plan assets	(3,669)	(3,049)	(2,348)
Amortization of prior service cost	176	176	115
Amortization of transition asset		(17)	(17)
Amortization of losses	141
Recognized net actuarial loss			494
Cost of divestiture	186

Net pension cost	$4,104	$3,643	$4,293

        Protective's share of the net pension cost was approximately $5.4 million, $4.1 million, and $3.6 million, in 2001, 2000, and 1999, respectively.

        Assumptions used to determine the benefit obligations as of December 31 were as follows:

	2001	2000	1999
Weighted average discount rate	7.25%	7.50%	8.00%
Rates of increase in compensation level	5.00	5.25	5.75
Expected long-term rate of return on assets	8.50	8.50	8.50

        At December 31, 2001 approximately $7.2 million of the assets of the pension plan were in a group annuity contract with Protective and therefore are included in the general assets of Protective. Approximately $36.8 million of the assets of the pension plan are invested in a collective trust managed by Northern Trust Corporation.

        Prior to July 1999, upon retirement, the amount of pension plan assets vested in the retiree were used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to such retirees. Beginning July 1999, retiree obligations are being fulfilled from pension plan assets.

        PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 2001 and 2000, the projected benefit obligation of this plan totaled $15.9 million and $14.4 million, respectively, of which $13.8 million and $10.5 million, respectively, have been recognized in PLC's financial statements.

        Net pension costs of the excess benefits plan includes the following components for the years ended December 31:

	2001	2000	1999
Service cost	$686	$736	$695
Interest cost	1,121	1,067	887
Amortization of prior service cost	19	19	113
Amortization of transition asset	37	37	37
Recognized net actuarial loss	233	194	265
Cost of divestiture and special termination benefits	1,807

Net pension cost	$3,903	$2,053	$1,997

        In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 2001 and 2000, the liability for such benefits was approximately $1.2 million. The expense recorded by PLC was $0.1 million in 2001, 2000 and 1999. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

        Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement from $10,000 up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

        PLC sponsors a defined contribution retirement plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. PLC established an Employee Stock Ownership Plan (ESOP) to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus or sales incentive plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 2001, PLC had committed approximately 166,861 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 2001, 2000, and 1999.

        PLC sponsors a deferred compensation plan for certain directors, officers, agents, and others. Compensation deferred is credited to the participants in cash, PLC Common Stock, or as a combination thereof.

NOTE M — STOCK BASED COMPENSATION

        Certain Protective employees participate in PLC's stock-based incentive plans and receive stock appreciation rights (SARs) from PLC.

        Since 1973, PLC has had stock-based incentive plans to motivate management to focus on PLC's long-range performance through the awarding of stock-based compensation. Under plans approved by share owners in 1997 and 1998, up to 5,000,000 shares may be issued in payment of awards.

        The criteria for payment of performance awards is based upon a comparison of PLC's average return on average equity and total rate of return over a four year award period (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned.

        In 1999, 99,380 performance shares were awarded, having an estimated fair value on the grant date of $3.4 million. In 2000, 3,330 performance shares and 513,618 stock appreciation rights (SARs) were awarded, having a combined estimated fair value on the grant date of $3.7 million. In 2001, 153,490 performance shares and 40,000 SARs were awarded, having a combined estimated fair value on the grant date of $4.9 million. The SARs, if earned, expire after ten years.

        A performance share is equivalent in value to one share of PLC Common Stock. With respect to SARs, PLC will pay an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. Awards are paid in shares of PLC Common Stock. At December 31, 2002, outstanding awards measured at maximum payouts were 423,362 performance shares and 853,236 SARs.

        During 1996, 2000, and 2001, SARs were granted to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC's Common Stock. The SARs are exercisable after five years (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. In 2000, 217,500 SARs were awarded, having an estimated fair value on the grant date of $1.5 million. In 2001, 62,500 SARs were awarded, having an estimated fair value on the grant date of $0.6 million. The number of SARs granted in 1996, 2000, and 2001, outstanding at December 31, 2001, was 660,000, 215,000, and 62,500, respectively.

        The 1996 SARs have a base price of $17.4375. The 2000 SARs have a base price of $22.31. The 2001 SARs have a base price of $31.26 and $31.29. The fair value of the 2001 SARs was estimated using a Black-Scholes option pricing model. Assumptions used in the model were as follows: expected volatility of 26.4% (approximately equal to that of the S&P Life Insurance Index), a risk-free interest rate of 4.7%, a dividend rate of 1.9%, and an expected exercise date of 2007.

        The expense recorded by PLC for its stock-based compensation plans was $5.6 million, $4.1 million, and $4.0 million in 2001, 2000, and 1999, respectively.

NOTE N — REINSURANCE

        Protective reinsures certain of its risks with, and assumes risks from other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, Protective generally pays specific premiums to the reinsurer and receives specific amounts from the reinsurer as reimbursement for certain expenses. Coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of Protective's new life insurance sales are being reinsured. Protective reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

        Protective has reinsured approximately $169.5 billion, $126.0 billion and $93.5 billion in face amount of life insurance risks with other insurers representing $565.1 million, $496.4 million, and $364.7 million of premium income for 2001, 2000, and 1999, respectively. Protective has also reinsured accident and health risks representing $122.7 million, $125.8 million, and $97.1 million of premium income for 2001, 2000, and 1999, respectively. In 2001 and 2000, policy and claim reserves relating to insurance ceded of $2,059.0 million and $988.4 million, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 2001 and 2000, Protective had paid $46.4 million and $33.5 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 2001, Protective had receivables of $69.3 million related to insurance assumed. Included in these receivables are $51.2 million related to the sale of Protective's Dental Division, and $783.9 million related to fixed annuities that were ceded in conjunction with the October 2001 acquisition of two small insurers.

NOTE O — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

        The carrying amount and estimated fair values of Protective's financial instruments at December 31 are as follows:

	2001		2000
	Carrying Amount	Estimated Fair Values	Carrying Amount	Estimated Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$9,812,091	$9,812,091	$7,390,110	$7,390,110
Equity securities	60,493	60,493	41,792	41,792
Mortgage loans on real estate	2,512,844	2,671,074	2,268,224	2,385,174
Short-term investments	228,396	228,396	172,699	172,699
Liabilities (see Notes A and E):
Stable value account balances	3,716,530	3,821,955	3,177,863	3,250,991
Annuity account balances	3,248,218	3,166,052	1,916,894	1,893,749
Notes payable	2,291	2,291	2,315	2,315
Other (see Note A):
Derivative Financial Instruments	(1,634)	(1,634)	(6,079)	(13,011)

        Except as noted below, fair values were estimated using quoted market prices.

        Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date.

        Protective believes the fair value of its short-term investments and notes payable to banks approximates book value due to either being short-term or having a variable rate of interest.

        Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively.

        Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

        Protective estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair value represents the net amount of cash Protective would have received (or paid) had the contracts been terminated on December 31.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	GIC, Annuity Deposits Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs	Other Operating Expenses(1)
Year Ended December 31, 2001:
Life Marketing	$829,021	$3,326,841	$303	$86,937	$120,996	$178,866	$190,538	$41,399	$(22,957)
Acquisitions	418,268	3,046,401	434	876,221	182,432	187,535	238,877	20,500	41,684
Stable Value Contracts	6,374	—	—	3,872,637	0	261,079	222,306	1,662	3,961
Annuities	128,488	281,074	—	2,232,779	28,145	167,809	137,204	24,021	24,073
Credit Products	141,882	211,713	898,340	3,856	250,061	48,617	154,893	57,681	82,280
Corporate and Other	8,650	16,572	2,242	247	37,034	(4,803)	28,806	1,795	25,827
Adjustments(2)	0	92,084	334	24,195	0	0	0	0	0

TOTAL	$1,532,683	$6,974,685	$901,653	$7,096,872	$618,668	$839,103	$972,624	$147,058	$154,868

Year Ended December 31, 2000:
Life Marketing	$710,468	$2,753,191	$334	$102,305	$99,813	$152,317	$149,430	$48,771	$(23,255)
Acquisitions	222,620	1,364,830	484	238,465	102,997	116,940	125,151	17,081	24,077
Stable Value Contracts	2,144	162,236	—	3,177,863	—	243,133	207,143	900	3,882
Annuities	120,219	306,021	—	1,633,203	30,127	132,204	109,607	24,156	18,203
Credit Products	112,135	293,253	929,943	3,901	220,466	46,464	135,494	50,132	74,830
Corporate and Other	10,006	40,588	2,242	129	36,432	1,024	33,953	2,140	26,196
Adjustments(2)	11,788	113,278	2,602	64,227	0	0	0	0	0

TOTAL	$1,189,380	$5,033,397	$935,605	$5,220,093	$489,835	$692,082	$760,778	$143,180	$123,933

Year Ended December 31, 1999:
Life Marketing					$115,713	$138,044	$147,631	$29,481	$18,201
Acquisitions					114,866	129,806	129,581	19,444	31,178
Stable Value Contracts					—	210,208	175,290	744	4,709
Annuities					24,248	106,599	88,642	19,820	14,617
Credit Products					107,963	24,121	55,899	24,718	44,728
Corporate and Other					35,934	9,051	32,613	2,482	17,521
Adjustments					0	0	0	0	0

TOTAL					$398,724	$617,829	$629,656	$96,689	$130,954

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.
(2)	Asset adjustments represent the inclusion of assets related to discontinued operations.

S-1

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(Dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2001:
Life insurance in force	$191,105,511	$171,449,182	$23,152,614	$42,808,143	54.1%

Premiums and policy fees:
Life insurance	$774,294	$565,130	$198,832	$407,996	48.7%
Accident and health insurance	181,508	122,747		58,761	0.0%
Property and liability insurance	158,890	83,274	76,295	151,911	50.2%

TOTAL	$1,114,692	$771,151	$275,127	$618,668

Year Ended December 31, 2000:
Life insurance in force	$153,371,754	$128,374,583	$17,050,342	$42,047,513	40.6%

Premiums and policy fees:
Life insurance	$670,113	$493,793	$112,668	$288,988	39.0%
Accident and health insurance	203,475	128,520	17,164	92,119	18.6%
Property and liability insurance	159,354	63,795	13,169	108,728	12.1%

TOTAL	$1,032,942	$686,108	$143,001	$489,835

Year Ended December 31, 1999:
Life insurance in force.	$112,726,959	$92,566,755	$17,089,627	$37,249,831	45.9%

Premiums and policy fees:
Life insurance	$530,728	$368,139	$130,368	$292,957	44.5%
Accident and health insurance	153,812	93,657	11,893	72,048	16.5%
Property and liability insurance	34,109	501	111	33,719	0.3%

TOTAL	$718,649	$462,297	$142,372	$398,724

S-2

Appendix A

Example of Death Benefit Computations

        For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. A Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

        Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

        The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

A-1

APPENDIX B

ANNUAL FUND EXPENSE
For the Period ending December 31, 2001
    (after reimbursement and as a percentage of average net assets)

	Management (Advisory) Fees	12b-1 Fees	Other Expenses After Reimbursement	Total Annual Fund Expenses (after reimbursements)

Calvert Variable Series, Inc. (1)
Social Small Cap Growth Portfolio	1.00%		0.39%	1.39%
Social Balanced Portfolio	0.70%		0.18%	0.88%
Van Eck Worldwide Insurance Trust (2)
Worldwide Hard Assets Fund	1.00%		0.15%	1.15%
Worldwide Real Estate Fund	1.00%		0.50%	1.50%

(1)
"Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.87% for Calvert Social Balanced, and 1.22% for Calvert Social Small Cap Growth.
(2)
Expense ratios are shown after fee waivers and reimbursements by the investment adviser. The expense ratios before the waiver and reimbursements would have been as follows for the Worldwide Hard Assets Fund: "Management Fees" of 1.00%, "Other Expenses" of 0.18% and "Total Expenses" of 1.18%. For the Worldwide Real Estate Fund the expense ratios would have been: "Management Fees" of 1.00%, "Other Expenses" of 0.62% and "Total Expenses" of 1.62%.

B-1

Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio.

        This Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations.

Social Balanced Portfolio.

        This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Hard Assets Fund.

        This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from the exploration, development, production or distribution of (together "Hard Assets"):

    (i)
    precious metals;

    (ii)
    natural resources;

    (iii)
    real estate; and

    (iv)
    commodities.

Worldwide Real Estate Fund.

        This Fund seeks a high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.

Note: Owners may not allocate additional premium or transfer Policy Value to these Sub-Accounts.

B-2

QuickLinks

PROSPECTUS CONTENTS
DEFINITIONS OF TERMS
SUMMARY AND DIAGRAM OF THE POLICY
EXPENSE TABLE
GENERAL INFORMATION ABOUT PROTECTIVE LIFE, THE VARIABLE ACCOUNT AND THE FUNDS
  Protective Life Insurance Company
  Protective Variable Life Separate Account
  The Funds
  Other Information about the Funds
  Other Investors in the Funds
  Addition, Deletion or Substitution of Investments
  Voting Rights
THE POLICY
  Purchasing a Policy
  Cancellation Privilege
  Premiums
  Premium Allocations
  Policy Lapse and Reinstatement
CALCULATION OF POLICY VALUES
  Variable Account Value
  Guaranteed Account Value
POLICY BENEFITS
  Transfers of Policy Values
  Policy Value Credit — Protective Preserver
  Surrender Privilege
  Withdrawal Privilege
  Policy Loans
  Death Benefit Proceeds
  Settlement Options
THE GUARANTEED ACCOUNT
  The Guaranteed Account
  Interest Credited on Guaranteed Account
  Guaranteed Account Value
  Payments from the Guaranteed Account
CHARGES AND DEDUCTIONS
  Monthly Deductions
  Annual Maintenance Fee
  Transfer Fee
  Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge
  Fund Expenses
  Exchange Privilege
  Effect of the Exchange Offer
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
OTHER POLICY BENEFITS AND PROVISIONS
  Limits on Rights to Contest the Policy
  Changes in the Policy or Benefits
  Suspension or Delay in Payments
  Reports to Policy Owners
  Assignment
  Arbitration
  Supplemental Riders and Endorsements Supplemental Riders
  Reinsurance
USES OF THE POLICY
TAX CONSIDERATIONS
  Introduction
  Tax Status of Protective
  Taxation of Life Insurance Policies
  Policies Which Are MECs
  Policies Which Are Not MECs
  Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider
  Actions to Ensure Compliance with the Tax Law
  Other Considerations
  Disallowance of Interest Deductions
  Federal Income Tax Withholding
OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE
  Sale of the Policies
  Corporate Purchasers
  Protective Directors and Executive Officers
  State Regulation
  Additional Information
  Independent Accountants
  Experts
  IMSA
  Legal Matters
  Financial Statements
INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
REPORT OF INDEPENDENT ACCOUNTANTS
CONSOLIDATED STATEMENTS OF INCOME
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share amounts)
CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY
CONSOLIDATED STATEMENTS OF CASH FLOWS
Appendix A
APPENDIX B
  ANNUAL FUND EXPENSE For the Period ending December 31, 2001 (after reimbursement and as a percentage of average net assets)
  Calvert Variable Series, Inc.
  Van Eck Worldwide Insurance Trust